UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10345

Nuveen Dividend Advantage Municipal Fund 3
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN Investments

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
October 31, 2011

Nuveen Performance Plus Municipal Fund, Inc.
NPP

Nuveen Municipal Advantage Fund, Inc.
NMA

Nuveen Municipal Market Opportunity Fund, Inc.
NMO

Nuveen Dividend Advantage Municipal Fund
NAD

Nuveen Dividend Advantage Municipal Fund 2
NXZ

Nuveen Dividend Advantage Municipal Fund 3
NZF

October

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Table of Contents

Chairman’s Letter to Shareholders	4
Portfolio Managers’ Comments	5
Fund Leverage and Other Information	9
Common Share Dividend and Share Price Information	13
Performance Overviews	14
Shareholder Meeting Report	20
Report of Independent Registered Public Accounting Firm	24
Portfolios of Investments	25
Statement of Assets and Liabilities	90
Statement of Operations	92
Statement of Changes in Net Assets	93
Statement of Cash Flows	95
Financial Highlights	97
Notes to Financial Statements	107
Annual Investment Management Agreement Approval Process	121
Board Members and Officers	130
Reinvest Automatically, Easily and Conveniently	135
Glossary of Terms Used in this Report	137
Other Useful Information	139

Chairman’s
Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
December 21, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Performance Plus Municipal Fund, Inc. (NPP)
Nuveen Municipal Advantage Fund, Inc. (NMA)
Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
Nuveen Dividend Advantage Municipal Fund (NAD)
Nuveen Dividend Advantage Municipal Fund 2 (NXZ)
Nuveen Dividend Advantage Municipal Fund 3 (NZF)

Portfolio managers Tom Spalding and Paul Brennan discuss U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these six national Funds. A 34-year veteran of Nuveen, Tom has managed NXZ since its inception in 2001 and NPP, NMA, NMO and NAD since 2003. With 20 years of industry experience, including 14 years at Nuveen, Paul assumed portfolio management responsibility for NZF in 2006.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended October 31, 2011?

During this period, the U.S. economy’s recovery from recession remained slow. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its November 2011 meeting (shortly after the end of this reporting period), the central bank reaffirmed its opinion that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through mid-2013. The Fed also said that it would continue its program to extend the average maturity of its U.S. Treasury holdings by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S.Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery, and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the third quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.0%, the best growth number since the fourth quarter of 2010 and the ninth consecutive quarter of positive growth. The Consumer Price Index (CPI) rose 3.5% year-over-year as of October 2011, while the core CPI (which excludes food and energy) increased 2.1%, edging just above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Unemployment numbers remained high, as October 2011 marked the seventh straight month with a national jobless number of 9.0% or higher. However, after the reporting period came to a close, the U.S. unemployment rate fell to 8.6% in November 2011. While the dip was a step in

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investor Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Investments	5

the right direction, it was due partly to a number of individuals dropping out of the hunt for work. The housing market also continued to be a major weak spot. For the twelve months ended September 2011 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s/Case-Shiller Index lost 3.6% over the preceding twelve months, with 18 of the 20 major metropolitan areas reporting losses. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

Municipal bond prices ended this period generally unchanged versus the beginning of this reporting period, masking a sell-off that commenced in the fourth quarter of 2010 as the result of investor concerns about inflation, the federal deficit and its impact on demand for U.S. Treasuries. Adding to this situation was media coverage of the strained finances of many state and local governments, which failed to differentiate between gaps in these governments’ operating budgets and their ability to meet their debt service obligations. As a result, money flowed out of municipal mutual funds, yields rose, and valuations declined.

During the second half of this reporting period (i.e., May-October 2011), municipal bond prices generally rallied as yields declined across the municipal curve. The decline in yields was due in part to the continued depressed level of municipal bond issuance. Tax-exempt volume, which had been limited in 2010 by issuers’ extensive use of taxable Build America Bonds (BABs), continued to drift lower in 2011. Even though BABs were no longer an option for issuers (the BAB program expired at the end of 2010), some borrowers had accelerated issuance into 2010 in order to take advantage of the program’s favorable terms before its termination, fulfilling their capital program borrowing needs well into 2012. This reduced the need for many borrowers to come to market with new issues during this period. Over the twelve months ended October 31, 2011, municipal bond issuance nationwide totaled $320.2 billion, a decrease of 23% compared with the issuance of the twelve-month period ended October 31, 2010. During the majority of this period, demand for municipal bonds remained very strong.

What key strategies were used to manage these Funds during this reporting period?

In an environment characterized by tighter municipal supply and relatively lower yields, we continued to take a bottom-up approach to discovering sectors and individual credits that we believed were undervalued and that had the potential to perform well over the long term. During this period, these Funds found value in the health care sector, where we added to our holdings at attractive prices; essential services such as water and sewer bonds; and tax-supported credits. NPP, NMA, NMO, NAD and NXZ also purchased selected transportation bonds—primarily for airlines, airports and toll-roads—and took advantage of attractive valuation levels to add some tobacco credits. In general, the Funds focused on purchasing longer bonds in order to capitalize on opportunities to add more attractive yields at the longer end of the municipal yield curve. The purchase of longer bonds also helped maintain the Funds’ duration (price sensitivity to interest rate movements) and yield curve positioning.

Cash for new purchases during this period was generated primarily by the proceeds from bond calls and maturing bonds, which we worked to redeploy to keep the Funds

6	Nuveen Investments

fully invested. In particular, NZF, which reached its ten-year anniversary in September 2011, had the elevated number of calls often associated with that milestone. By taking advantage of opportunities to reinvest call proceeds into bonds with longer maturities, we were able to extend NZF’s duration, which had shortened over time. In NMO, we also sold some zero coupon bonds with long maturities as part of our efforts to more closely align this Fund’s duration with its target objectives.

As of October 31, 2011, all six of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 10/31/11

Fund	1-Year	5-Year	10-Year
NPP	4.78%	4.81%	5.66%
NMA	5.05%	4.61%	5.81%
NMO	3.40%	3.75%	5.10%
NAD	4.76%	4.63%	6.05%
NXZ	5.24%	4.45%	6.22%
NZF	5.83%	5.10%	6.52%

Standard & Poor’s (S&P) National Municipal Bond Index*	3.75%	4.48%	4.95%
Lipper General and Insured Leveraged Municipal Debt
Funds Classification Average*	4.80%	4.20%	5.59%

For the twelve months ended October 31, 2011, the total returns on common share net asset value (NAV) for NPP, NMA, NAD, NXZ and NZF exceeded the return for the Standard & Poor’s (S&P) National Municipal Bond Index, while NMO trailed the S&P Index return. For this same period, NMA, NXZ and NZF outperformed the average return for the Lipper General and Insured Leveraged Municipal Debt Funds Classification Average, NPP and NAD performed in line with the Lipper average and NMO lagged the Lipper peer group.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of leverage was an important positive factor affecting the Funds’ performance over this period. The impact of leverage is discussed in more detail later in this report.

During this period, municipal bonds with intermediate and longer maturities tended to outperform the short maturity categories, with credits having maturities of seven years and longer generally outpacing the market. Among these Funds, NZF and NXZ were the most advantageously situated in terms of duration and yield curve positioning, with better exposure to the segments of the yield curve that performed best. During this period, these two Funds had relatively more bond calls and the subsequent ability to reinvest longer on the yield curve. In general during this period, the greater a Fund’s

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

*	Refer to Glossary of Terms Used in this Report for definitions.

Nuveen Investments	7

exposure to the outperforming intermediate and longer parts of the curve, the greater the positive impact on the Fund’s return.

NMO began the period with a relatively long duration, which hurt its overall performance during the first part of the period when yields generally were rising and prices were falling. As noted, we worked to shorten the Fund’s duration during the period, and therefore sold longer maturity securities to invest in shorter term issues. This repositioning, which we believe will serve the Fund well over the longer term, hurt its relative performance as this Fund did not benefit as much as the others from the generally strong market seen in the second half of the period. In addition, several of the Fund’s individual bond holdings did not perform as well as expected, which also hurt overall return.

Credit exposure also played a role in performance, as bonds rated A and AA typically outperformed the other credit quality categories. On the whole, bonds with higher levels of credit risk were not favored by the market during this period. The performance of the BBB category, in particular, was dragged down by poor returns in the tobacco bond sector. All of these Funds benefited from their strong weightings in the A and AA sectors. This was offset to some degree by heavy weightings in bonds rated BBB in all of these Funds except NZF.

Holdings that generally made positive contributions to the Funds’ returns during this period included zero coupon bonds and housing, water and sewer and health care credits. General obligation and other tax-supported bonds also generally outpaced the overall municipal market return. All of these Funds, particularly NMA and NAD, had strong weightings in health care, which added to their performance. On the whole, some of the best performing bonds in the Funds’ portfolios for this period were those purchased during the earlier part of this period before the market rallied, when yields were relatively higher and prices especially attractive.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the poorest performing market segments during this period. The underperfor-mance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of October 31, 2011, NPP held the heaviest weighting of pre-refunded bonds, which detracted from its performance during this period.

8	Nuveen Investments

Fund Leverage and
Other Information

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods, when the prices of securities held by a Fund are generally rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUNDS’ REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after their respective inceptions, each of the Funds issued auction rate preferred shares (ARPS) to create structural leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely nonexistent since late February 2008. This means that these auctions have “failed to clear,” and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds’ Board of Directors/Trustees authorized several methods that can be used separately or in combination to refinance a portion of the Nuveen funds’ outstanding ARPS. Some funds have utilized tender option bonds (TOBs), also known as inverse floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund’s

Nuveen Investments	9

portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares or Variable Rate MuniFund Term Preferred (VMTP) Shares, which are a floating rate form of preferred stock with a mandatory term redemption. Some funds have issued MuniFund Term Preferred (MTP) Shares, a fixed rate form of preferred stock with a mandatory redemption period of three to five years.

During 2010 and 2011, certain Nuveen leveraged closed-end funds (including NMA, NAD, NXZ and NZF) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, the 33 funds that received demand letters (including NAD, NXZ and NZF) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on February 18, 2011 (the “Complaint”). The Complaint, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Fund Advisors, Inc. as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. The Defendants filed a motion to dismiss the suit and on December 16, 2011, the court granted that motion dismissing the complaint with prejudice.

As of October 31, 2011, each of the Funds has redeemed all of their outstanding APRS at liquidation value.

10	Nuveen Investments

As of October 31, 2011, the Funds have issued and outstanding MTP Shares, VMTP Shares and VRDP Shares as shown in the accompanying tables.

MTP Shares

		MTP Shares
		Issued at	Annual
Fund	Series	Liquidation Value	Interest Rate	NYSE Ticker
NAD	2015	$144,300,000	2.70%	NAD PrC
NZF	2016	$70,000,000	2.80%	NZF PrC

VMTP Shares

	VMTP	VMTP Shares Issued
Fund	Series	at Liquidation Value
NPP	2014	$421,700,000
NAD	2014	$120,400,000
NZF	2014	$169,200,000

VRDP Shares

VRDP Shares Issued
Fund	at Liquidation Value
NMA	$296,800,000
NMO	$350,900,000
NXZ	$196,000,000

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on MTP Shares, VMTP Shares and VRDP Shares.)

As of October 5, 2011, all 84 of the Nuveen closed-end municipal funds that had issued ARPS, approximately $11.0 billion, have redeemed at liquidation value all of these shares.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

Regulatory Matters

During May 2011, Nuveen Securities, LLC, known as Nuveen Investments, LLC prior to April 30, 2011, entered into a settlement with the Financial Industry Regulatory Authority (FINRA) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities, LLC neither admitted to nor denied FINRA’s allegations. Nuveen Securities, LLC is the broker-dealer subsidiary of Nuveen Investments. The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities, LLC were false and misleading. Nuveen Securities, LLC agreed to a censure and the payment of a $3 million fine.

Nuveen Investments	11

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

12	Nuveen Investments

Common Share Dividend
and Share Price Information

During the twelve-month reporting period ended October 31, 2011, NPP had one monthly dividend increase, while the dividends of NMA, NAD, NXZ and NZF remained stable throughout the reporting period. The dividend of NMO was cut effective September 2011.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains and/or net ordinary income distributions during the past twelve months (NPP and NZF in December 2010 and NMA in June 2011) as follows:

		Short-Term Capital Gains
	Long-Term Capital Gains	and/or Ordinary Income
Fund	(per share)	(per share)
NPP	$0.0905	$0.0081
NMA	$0.0783	$0.0090
NZF	$0.0156	—

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2011, all of the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

Since the inception of the Funds’ repurchase program, the Funds have not repurchased any of their outstanding common shares.

As of October 31, 2011, the Funds’ common share prices were trading at (-) discounts to their common share NAVs as shown in the accompanying table.

	10/31/11	12-Month
Fund	(-)Discount	Average (-)Discount
NPP	(-)3.56%	(-)3.33%
NMA	(-)2.23%	(-)1.45%
NMO	(-)3.09%	(-)0.95%
NAD	(-)4.79%	(-)4.00%
NXZ	(-)4.14%	(-)3.49%
NZF	(-)2.48%	(-)3.49%

Nuveen Investments	13

NPP	Nuveen Performance
Performance	Plus Municipal
OVERVIEW	Fund, Inc.
as of October 31, 2011

Fund Snapshot
Common Share Price	$14.36
Common Share Net Asset Value (NAV)	$14.89
Premium/Discount to NAV	-3.56%
Market Yield	6.69%
Taxable Equivalent Yield1	9.29%
Net Assets Applicable to Common Shares ($000)	$892,603

Leverage
Structural Leverage	32.09%
Effective Leverage	35.50%

Average Annual Total Return
(Inception 6/22/89)
	On Share Price	On NAV
1-Year	3.22%	4.78%
5-Year	5.33%	4.81%
10-Year	6.34%	5.66%

States4
(as a % of total investments)
Illinois	18.3%
California	14.6%
Colorado	6.0%
Florida	4.8%
Texas	4.7%
Ohio	4.5%
New Jersey	4.5%
New York	3.6%
Nevada	3.5%
Massachusetts	3.0%
Washington	2.4%
Pennsylvania	2.3%
Puerto Rico	2.2%
Michigan	2.2%
Louisiana	2.1%
Indiana	1.8%
Virginia	1.6%
Minnesota	1.5%
Arizona	1.5%
Other	14.9%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	18.4%
Transportation	16.6%
Health Care	15.1%
Tax Obligation/General	15.0%
U.S. Guaranteed	10.5%
Utilities	7.5%
Consumer Staples	7.3%
Other	9.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders capital gains and net ordinary income distributions in December 2010 of $0.0986 per share.
3
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

4	Holdings are subject to change.

14	Nuveen Investments

NMA	Nuveen Municipal
Performance	Advantage
OVERVIEW	Fund, Inc.
as of October 31, 2011

Fund Snapshot
Common Share Price	$14.05
Common Share Net Asset Value (NAV)	$14.37
Premium/Discount to NAV	-2.23%
Market Yield	7.05%
Taxable Equivalent Yield1	9.79%
Net Assets Applicable to Common Shares ($000)	$626,616

Leverage
Structural Leverage	32.14%
Effective Leverage	37.03%

Average Annual Total Return
(Inception 12/19/89)
	On Share Price	On NAV
1-Year	1.90%	5.05%
5-Year	4.32%	4.61%
10-Year	6.30%	5.81%

States4
(as a % of total investments)
California	13.9%
Texas	10.0%
Louisiana	9.7%
Illinois	8.7%
Colorado	6.6%
Ohio	4.9%
Puerto Rico	4.9%
New York	3.7%
Pennsylvania	3.2%
Nevada	2.9%
Washington	2.6%
Tennessee	2.6%
New Jersey	2.4%
Arizona	2.1%
South Carolina	2.1%
Indiana	1.9%
Florida	1.9%
Oklahoma	1.8%
Other	14.1%

Portfolio Composition4
(as a % of total investments)
Health Care	21.4%
Tax Obligation/Limited	14.8%
Tax Obligation/General	13.5%
Transportation	12.6%
Utilities	11.6%
U.S. Guaranteed	10.3%
Consumer Staples	6.7%
Other	9.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders capital gains and net ordinary distributions in June 2011 of $0.0873 per share.
3
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

4	Holdings are subject to change.

Nuveen Investments	15

NMO	Nuveen Municipal
Performance	Market Opportunity
OVERVIEW	Fund, Inc.
as of October 31, 2011

Fund Snapshot
Common Share Price	$13.18
Common Share Net Asset Value (NAV)	$13.60
Premium/Discount to NAV	-3.09%
Market Yield	7.06%
Taxable Equivalent Yield1	9.81%
Net Assets Applicable to Common Shares ($000)	$622,815

Leverage
Structural Leverage	36.04%
Effective Leverage	40.08%

Average Annual Total Return
(Inception 3/21/90)
	On Share Price	On NAV
1-Year	-2.33%	3.40%
5-Year	3.90%	3.75%
10-Year	5.47%	5.10%

States3
(as a % of total investments)
California	15.1%
Illinois	10.6%
Texas	7.6%
Colorado	6.5%
Washington	5.5%
Ohio	5.2%
Puerto Rico	4.8%
New York	4.5%
Nevada	4.2%
North Carolina	3.7%
Pennsylvania	3.4%
South Carolina	3.1%
Louisiana	2.4%
Alaska	2.1%
Michigan	2.1%
Florida	1.9%
New Jersey	1.8%
Virginia	1.8%
Other	13.7%

Portfolio Composition3
(as a % of total investments)
Transportation	19.2%
Tax Obligation/General	18.1%
Health Care	17.8%
Tax Obligation/Limited	13.6%
Utilities	7.0%
Consumer Staples	6.8%
U.S. Guaranteed	6.6%
Other	10.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

16	Nuveen Investments

NAD	Nuveen Dividend
Performance	Advantage
OVERVIEW	Municipal Fund
as of October 31, 2011

Fund Snapshot
Common Share Price	$13.70
Common Share Net Asset Value (NAV)	$14.39
Premium/Discount to NAV	-4.79%
Market Yield	6.66%
Taxable Equivalent Yield1	9.25%
Net Assets Applicable to Common Shares ($000)	$565,364

Leverage
Structural Leverage	31.89%
Effective Leverage	37.82%

Average Annual Total Return
(Inception 5/26/99)
	On Share Price	On NAV
1-Year	1.93%	4.76%
5-Year	4.22%	4.63%
10-Year	5.53%	6.05%

States3
(as a % of total municipal bonds)
Illinois	18.1%
Florida	7.2%
Texas	6.6%
California	6.4%
New York	6.2%
Washington	6.0%
Louisiana	5.3%
Wisconsin	4.6%
Nevada	4.4%
New Jersey	4.3%
Colorado	4.2%
Puerto Rico	3.8%
Rhode Island	2.6%
Indiana	2.6%
Ohio	2.4%
Pennsylvania	1.9%
Other	13.4%

Portfolio Composition3
(as a % of total investments)
Health Care	20.8%
Tax Obligation/General	19.2%
Tax Obligation/Limited	18.5%
Transportation	14.4%
Consumer Staples	5.9%
Education and Civic Organizations	4.9%
Utilities	4.1%
Other	12.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Nuveen Investments	17

NXZ	Nuveen Dividend
Performance	Advantage
OVERVIEW	Municipal Fund 2
as of October 31, 2011

Fund Snapshot
Common Share Price	$13.90
Common Share Net Asset Value (NAV)	$14.50
Premium/Discount to NAV	-4.14%
Market Yield	6.91%
Taxable Equivalent Yield1	9.60%
Net Assets Applicable to Common Shares ($000)	$427,085

Leverage
Structural Leverage	31.46%
Effective Leverage	35.53%

Average Annual Total Return
(Inception 3/27/01)
	On Share Price	On NAV
1-Year	1.70%	5.24%
5-Year	3.07%	4.45%
10-Year	5.96%	6.22%

States3
(as a % of total investments)
Texas	18.7%
California	15.9%
Illinois	11.7%
Florida	5.4%
New York	4.4%
Michigan	4.4%
Colorado	4.2%
Louisiana	3.8%
Nevada	3.3%
Indiana	3.2%
Puerto Rico	2.4%
Alaska	2.2%
Georgia	1.9%
New Jersey	1.9%
Arizona	1.8%
Other	14.8%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	23.6%
Health Care	16.8%
Transportation	13.6%
Tax Obligation/General	12.1%
Consumer Staples	7.3%
Education and Civic Organizations	6.5%
Utilities	6.5%
Other	13.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

18	Nuveen Investments

NZF	Nuveen Dividend
Performance	Advantage
OVERVIEW	Municipal Fund 3
as of October 31, 2011

Fund Snapshot
Common Share Price	$14.17
Common Share Net Asset Value (NAV)	$14.53
Premium/Discount to NAV	-2.48%
Market Yield	6.94%
Taxable Equivalent Yield1	9.64%
Net Assets Applicable to Common Shares ($000)	$587,047

Leverage
Structural Leverage	28.95%
Effective Leverage	36.33%

Average Annual Total Return
(Inception 9/25/01)
	On Share Price	On NAV
1-Year	4.59%	5.83%
5-Year	4.44%	5.10%
10-Year	6.11%	6.52%

States4
(as a % of total municipal bonds)
Texas	13.3%
California	11.0%
Illinois	9.7%
Washington	7.0%
Michigan	5.7%
Louisiana	5.3%
New York	4.9%
Indiana	4.6%
Nevada	4.4%
Colorado	3.9%
New Jersey	3.4%
Georgia	3.4%
Massachusetts	2.5%
Florida	2.3%
Missouri	2.3%
Maryland	1.7%
Other	14.6%

Portfolio Composition4
(as a % of total investments)
Transportation	20.7%
Health Care	18.1%
Tax Obligation/General	12.4%
Tax Obligation/Limited	11.2%
U.S. Guaranteed	7.8%
Water and Sewer	7.8%
Education and Civic Organizations	6.0%
Consumer Staples	4.8%
Other	11.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders a capital gains distribution in December 2010 of $0.0156 per share.
3
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

4	Holdings are subject to change.

Nuveen Investments	19

NPP	Shareholder Meeting Report
NMA
NMO
The annual meeting of shareholders was held on July 25, 2011 in the Lobby Conference Room, 333 West Wacker Drive, Chicago, IL360606; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies.3 The meeting was subsequently adjourned to August 31, 2011 and additionally adjourned to October 19, 2011 for NAD and NZF.

	NPP		NMA		NMO
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	34,875,950	—	23,863,354	—	29,803,657	—
Withhold	951,113	—	740,942	—	1,054,465	—
Total	35,827,063	—	24,604,296	—	30,858,122	—
Robert P. Bremner
For	34,897,378	—	23,839,715	—	29,787,708	—
Withhold	929,685	—	764,581	—	1,070,414	—
Total	35,827,063	—	24,604,296	—	30,858,122	—
Jack B. Evans
For	34,886,782	—	23,816,397	—	29,795,694	—
Withhold	940,281	—	787,899	—	1,062,428	—
Total	35,827,063	—	24,604,296	—	30,858,122	—
William C. Hunter
For	—	4,217	—	2,268	—	2,759
Withhold	—	—	—	200	—	500
Total	—	4,217	—	2,468	—	3,259
David J. Kundert
For	34,848,754	—	23,821,753	—	29,778,726	—
Withhold	978,309	—	782,543	—	1,079,396	—
Total	35,827,063	—	24,604,296	—	30,858,122	—
William J. Schneider
For	—	4,217	—	2,268	—	2,759
Withhold	—	—	—	200	—	500
Total	—	4,217	—	2,468	—	3,259
Judith M. Stockdale
For	34,803,303	—	23,785,129	—	29,757,569	—
Withhold	1,023,760	—	819,167	—	1,100,553	—
Total	35,827,063	—	24,604,296	—	30,858,122	—
Carole E. Stone
For	34,818,467	—	23,795,016	—	29,752,357	—
Withhold	1,008,596	—	809,280	—	1,105,765	—
Total	35,827,063	—	24,604,296	—	30,858,122	—
Virginia L. Stringer
For	34,809,949	—	23,804,316	—	29,765,031	—
Withhold	1,017,114	—	799,980	—	1,093,091	—
Total	35,827,063	—	24,604,296	—	30,858,122	—
Terence J. Toth
For	34,860,178	—	23,813,751	—	29,798,668	—
Withhold	966,885	—	790,545	—	1,059,454	—
Total	35,827,063	—	24,604,296	—	30,858,122	—

20	Nuveen Investments

	NPP		NMA		NMO
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
To approve the elimination of the Fund’s fundamental investment policy relating to the Fund’s ability to make loans
For	27,101,041	4,217	17,986,543	2,468	22,828,900	3,259
Against	1,350,007	—	1,056,435	—	1,426,961	—
Abstain	853,354	—	551,228	—	707,764	—
Broker Non-Votes	6,522,661	—	5,010,090	—	5,894,497	—
Total	35,827,063	4,217	24,604,296	2,468	30,858,122	3,259
To approve the new fundamental investment policy relating to the Fund’s ability to make loans
For	27,037,448	4,217	17,934,224	2,468	22,626,474	3,259
Against	1,409,990	—	1,112,165	—	1,501,503	—
Abstain	856,363	—	547,817	—	835,648	—
Broker Non-Votes	6,523,262	—	5,010,090	—	5,894,497	—
Total	35,827,063	4,217	24,604,296	2,468	30,858,122	3,259
To approve the elimination of the Fund’s fundamental policy relating to investments in municipal securities and below investment grade securities.
For	26,985,248	4,217	—	—	—	—
Against	1,491,541	—	—	—	—	—
Abstain	827,012	—	—	—	—	—
Broker Non-Votes	6,523,262	—	—	—	—	—
Total	35,827,063	4,217	—	—	—	—
To approve the new fundamental policy relating to investments in municipal securities for the Fund.
For	27,191,240	4,217	—	—	—	—
Against	1,288,668	—	—	—	—	—
Abstain	823,892	—	—	—	—	—
Broker Non-Votes	6,523,263	—	—	—	—	—
Total	35,827,063	4,217	—	—	—	—
To approve the elimination of the fundamental policy relating to investing in other investment companies.
For	27,116,616	4,217	—	—	—	—
Against	1,388,228	—	—	—	—	—
Abstain	798,956	—	—	—	—	—
Broker Non-Votes	6,523,263	—	—	—	—	—
Total	35,827,063	4,217	—	—	—	—
To approve the elimination of the fundamental policy relating to derivatives and short sales.
For	26,982,716	4,217	—	—	—	—
Against	1,470,989	—	—	—	—	—
Abstain	847,335	—	—	—	—	—
Broker Non-Votes	6,526,023	—	—	—	—	—
Total	35,827,063	4,217	—	—	—	—
To approve the elimination of the fundamental policy relating to commodities.
For	27,040,144	4,217	—	—	—	—
Against	1,419,923	—	—	—	—	—
Abstain	843,733	—	—	—	—	—
Broker Non-Votes	6,523,263	—	—	—	—	—
Total	35,827,063	4,217	—	—	—	—
To approve the new fundamental policy relating to commodities.
For	27,051,898	4,217	—	—	—	—
Against	1,405,466	—	—	—	—	—
Abstain	846,435	—	—	—	—	—
Broker Non-Votes	6,523,264	—	—	—	—	—
Total	35,827,063	4,217	—	—	—	—

Nuveen Investments	21

NAD	Shareholder Meeting Report (continued)
NXZ
NZF

	NAD		NXZ		NZF
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	32,678,056	—	19,233,897	—	30,134,574	—
Withhold	2,823,882	—	485,309	—	2,295,695	—
Total	35,501,938	—	19,719,206	—	32,430,269	—
Robert P. Bremner
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Jack B. Evans
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
William C. Hunter
For	—	6,063,605	—	980	—	2,696,551
Withhold	—	1,814,505	—	890	—	1,148,402
Total	—	7,878,110	—	1,870	—	3,844,953
David J. Kundert
For	32,651,010	—	19,231,909	—	30,060,207	—
Withhold	2,850,928	—	487,297	—	2,370,062	—
Total	35,501,938	—	19,719,206	—	32,430,269	—
William J. Schneider
For	—	6,057,605	—	980	—	2,675,551
Withhold	—	1,820,505	—	890	—	1,169,402
Total	—	7,878,110	—	1,870	—	3,844,953
Judith M. Stockdale
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Carole E. Stone
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Virginia L. Stringer
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Terence J. Toth
For	32,673,584	—	19,235,559	—	30,098,334	—
Withhold	2,828,354	—	483,647	—	2,331,935	—
Total	35,501,938	—	19,719,206	—	32,430,269	—

22	Nuveen Investments

	NAD		NXZ		NZF
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
To approve the elimination of the Fund’s fundamental investment policy relating to the Fund’s ability to make loans
For	27,540,704	6,014,727	14,235,647	1,870	24,332,520	3,078,116
Against	1,672,565	386,013	907,917	—	1,824,471	194,744
Abstain	873,794	161,847	424,813	—	795,844	128,287
Broker Non-Votes	5,877,009	1,739,090	4,150,829	—	5,793,428	721,043
Total	35,964,072	8,301,677	19,719,206	1,870	32,746,263	4,122,190
To approve the new fundamental investment policy relating to the Fund’s ability to make loans
For	27,473,416	6,010,227	14,210,274	1,870	24,285,290	3,060,616
Against	1,737,153	390,505	922,397	—	1,847,956	212,244
Abstain	876,494	161,855	435,704	—	819,589	128,287
Broker Non-Votes	5,877,009	1,739,090	4,150,831	—	5,793,428	721,043
Total	35,964,072	8,301,677	19,719,206	1,870	32,746,263	4,122,190

Nuveen Investments	23

Report of Independent
Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders
Nuveen Performance Plus Municipal Fund, Inc.
Nuveen Municipal Advantage Fund, Inc.
Nuveen Municipal Market Opportunity Fund, Inc.
Nuveen Dividend Advantage Municipal Fund
Nuveen Dividend Advantage Municipal Fund 2
Nuveen Dividend Advantage Municipal Fund 3

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, and Nuveen Dividend Advantage Municipal Fund 3 (the “Funds”) as of October 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, and Nuveen Dividend Advantage Municipal Fund 3 at October 31, 2011, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 28, 2011

24	Nuveen Investments

Nuveen Performance Plus Municipal Fund, Inc.
NPP	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 0.2% (0.2% of Total Investments)
	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 1997A:
$1,435	5.625%, 2/01/22 – FGIC Insured	1/12 at 100.00	Caa3	$1,036,084
1,505	5.375%, 2/01/27 – FGIC Insured	1/12 at 100.00	Caa3	1,087,062
2,940	Total Alabama			2,123,146
	Alaska – 0.8% (0.5% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
7,500	5.000%, 6/01/32	6/14 at 100.00	B2	5,364,525
2,465	5.000%, 6/01/46	6/14 at 100.00	B2	1,562,588
9,965	Total Alaska			6,927,113
	Arizona – 2.2% (1.5% of Total Investments)
1,000	Arizona State Transportation Board, Highway Revenue Bonds, Series 2002B, 5.250%, 7/01/22 (Pre-refunded 7/01/12)	7/12 at 100.00	AAA	1,033,590
7,780	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	No Opt. Call	A+	7,969,132
	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2002B:
5,365	5.750%, 7/01/15 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–	5,501,217
5,055	5.750%, 7/01/16 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–	5,172,428
19,200	Total Arizona			19,676,367
	Arkansas – 0.5% (0.3% of Total Investments)
5,080	Independence County, Arkansas, Hydroelectric Power Revenue Bonds, Series 2003, 5.350%, 5/01/28 – ACA Insured	5/13 at 100.00	N/R	3,528,619
1,000	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005A, 5.000%, 2/01/35	2/15 at 100.00	Baa1	1,004,830
6,080	Total Arkansas			4,533,449
	California – 21.6% (14.6% of Total Investments)
3,500	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/25 – AMBAC Insured	10/17 at 100.00	A–	3,119,410
15,870	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/20 – AGM Insured	No Opt. Call	AA–	10,102,366
	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
4,000	6.000%, 5/01/15 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	4,155,960
3,175	5.375%, 5/01/22 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	3,288,887
3,365	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33	3/13 at 100.00	A	3,297,734
	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006:
5,000	5.000%, 4/01/37	4/16 at 100.00	A+	4,897,600
7,000	5.250%, 4/01/39	4/16 at 100.00	A+	7,020,160
2,330	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	2,277,016
3,700	California Pollution Control Financing Authority, Revenue Bonds, Pacific Gas and Electric Company, Series 2004C, 4.750%, 12/01/23 – FGIC Insured (Alternative Minimum Tax)	6/17 at 100.00	A3	3,837,492
5,000	California State, General Obligation Bonds, Series 2005, 5.000%, 3/01/31	3/16 at 100.00	A1	5,062,750
10,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	A1	10,003,400
16,000	California State, Various Purpose General Obligation Bonds, Series 2007, 5.000%, 6/01/37	6/17 at 100.00	A1	16,034,080
6,435	California, General Obligation Refunding Bonds, Series 2002, 6.000%, 4/01/16 – AMBAC Insured	No Opt. Call	A1	7,503,854
5,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/32 – AGM Insured	8/18 at 100.00	AA+	4,605,000

Nuveen Investments	25

Nuveen Performance Plus Municipal Fund, Inc. (continued)
NPP	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$7,240	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/28 – AGM Insured	8/17 at 56.01	Aa2	$2,652,736
10,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	10,974,000
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
2,600	4.500%, 6/01/27	6/17 at 100.00	BBB–	2,103,920
1,500	5.125%, 6/01/47	6/17 at 100.00	BB+	976,800
10,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BB+	6,379,100
5,000	Los Angeles Community College District, California, General Obligation Bonds, Series 2007C, 5.000%, 8/01/32 – FGIC Insured	8/17 at 100.00	Aa1	5,252,950
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2003A:
3,390	5.000%, 7/01/38 – FGIC Insured	7/12 at 100.00	AA	3,396,272
5,500	5.125%, 7/01/40 – FGIC Insured	7/12 at 100.00	AA	5,554,285
2,495	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2009A, 5.375%, 7/01/34	No Opt. Call	AA	2,730,378
3,300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	3,722,367
1,000	Mt. Diablo Hospital District, California, Insured Hospital Revenue Bonds, Series 1993A, 5.125%, 12/01/23 – AMBAC Insured (ETM)	12/11 at 100.00	N/R (4)	1,155,130
2,000	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA+	2,076,060
13,450	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.200%, 8/01/17 – NPFG Insured	No Opt. Call	Baa1	15,108,385
2,325	Palmdale Community Redevelopment Agency, California, Restructured Single Family Mortgage Revenue Bonds, Series 1986D, 8.000%, 4/01/16 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	2,978,790
2,525	Palmdale, California, Certificates of Participation, Park Improvement and Avenue Construction, Series 2002, 5.000%, 9/01/32 – NPFG Insured	9/12 at 102.00	A1	2,370,874
4,795	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 5.000%, 8/01/32 – NPFG Insured	No Opt. Call	A+	4,836,333
2,100	Rancho Mirage Joint Powers Financing Authority, California, Certificates of Participation, Eisenhower Medical Center, Series 1997B, 4.875%, 7/01/22 – NPFG Insured	7/15 at 102.00	Baa1	2,102,961
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 19.608%, 2/01/33 (IF)	8/19 at 100.00	Aa2	2,496,413
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
7,210	0.000%, 1/15/23 – NPFG Insured	No Opt. Call	Baa1	2,998,495
12,500	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	Baa1	2,245,375
3,000	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	Baa1	421,830
4,005	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/26 – FGIC Insured	No Opt. Call	Aa1	1,828,803
3,020	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	6/15 at 100.00	BBB	2,598,770
2,630	Union Elementary School District, Santa Clara County, California, General Obligation Bonds, Series 2001B, 0.000%, 9/01/25 – FGIC Insured	No Opt. Call	AA+	1,248,671
3,000	University of California, General Revenue Bonds, Series 2005F, 4.750%, 5/15/25 – AGM Insured	5/13 at 101.00	AA+	3,148,050
5,245	Vacaville Unified School District, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/30 – NPFG Insured	8/15 at 100.00	A+	5,358,712
10,415	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Refunding Bonds, Series 1997A, 7.200%, 2/01/16 – NPFG Insured	2/12 at 103.00	AA–	10,897,839
222,450	Total California			192,820,008

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 8.9% (6.0% of Total Investments)
$5,240	Adams 12 Five Star Schools, Adams County, Colorado, General Obligation Bonds, Series 2005, 5.000%, 12/15/24 – AGM Insured	12/15 at 100.00	AA+	$5,736,804
3,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Series 2004, 5.250%, 8/15/34 – SYNCORA GTY Insured	8/14 at 100.00	A	2,954,670
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	BBB+	1,810,400
10,000	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA	9,887,500
20,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A, 5.000%, 12/01/33 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	21,715,000
13,055	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	Baa1	7,172,025
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
16,200	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	Baa1	3,906,630
33,120	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	Baa1	7,412,918
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
5,000	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	Baa1	1,647,500
18,500	0.000%, 3/01/36 – NPFG Insured	No Opt. Call	Baa1	3,418,615
755	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/22 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2 (4)	854,607
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
5,000	6.500%, 1/15/30	7/20 at 100.00	Baa3	5,356,000
3,750	6.000%, 1/15/41	7/20 at 100.00	Baa3	3,820,838
3,315	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2	3,546,719
138,935	Total Colorado			79,240,226
	District of Columbia – 1.5% (1.0% of Total Investments)
4,395	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24	11/11 at 101.00	A1	4,397,154
4,245	District of Columbia, Revenue Bonds, National Public Radio, Series 2010A, 5.000%, 4/01/43	4/15 at 100.00	AA–	4,302,647
5,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	4,740,250
13,640	Total District of Columbia			13,440,051
	Florida – 7.1% (4.8% of Total Investments)
1,700	Beacon Tradeport Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Commercial Project, Series 2002A, 5.625%, 5/01/32 – RAAI Insured	5/12 at 102.00	N/R	1,529,269
	Broward County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Venice Homes Apartments, Series 2001A:
1,545	5.700%, 1/01/32 – AGM Insured (Alternative Minimum Tax)	1/12 at 100.00	AA+	1,545,572
1,805	5.800%, 1/01/36 – AGM Insured (Alternative Minimum Tax)	1/12 at 100.00	AA+	1,805,632
5,300	Escambia County Health Facilities Authority, Florida, Revenue Bonds, Ascension Health Credit Group, Series 2003A, 5.250%, 11/15/14	No Opt. Call	AA+	5,954,709
3,820	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2006-2, 4.950%, 7/01/37 (Alternative Minimum Tax)	1/16 at 100.00	AA+	3,841,889
7,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2003A, 5.250%, 10/01/17 – NPFG Insured (Alternative Minimum Tax)	10/13 at 100.00	A+	7,392,350
1,120	Jacksonville, Florida, Capital Improvement Revenue Bonds, Series 1998 Refunding, Stadium Project, 4.750%, 10/01/25 – AMBAC Insured	4/12 at 100.00	N/R	1,119,955
10,000	JEA, Florida, Electric System Revenue Bonds, Series Three 2006A, 5.000%, 10/01/41 – AGM Insured (UB)	4/15 at 100.00	Aa2	10,221,500
10,750	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	12/11 at 100.00	BB+	10,783,540

Nuveen Investments	27

Nuveen Performance Plus Municipal Fund, Inc. (continued)
NPP	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$3,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2005A, 5.000%, 10/01/37 – SYNCORA GTY Insured (Alternative Minimum Tax)	10/15 at 100.00	A2	$3,326,785
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A2	5,149,650
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/27	10/20 at 100.00	A2	2,591,825
1,665	Orange County Health Facilities Authority, Florida, Orlando Regional Healthcare System Revenue Bonds, Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,676,772
	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007:
2,000	5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	Baa1	1,893,520
4,700	5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	Baa1	4,311,968
62,405	Total Florida			63,144,936
	Georgia – 1.4% (1.0% of Total Investments)
5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	A1	5,793,050
2,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	N/R	2,065,520
2,500	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA+	2,741,600
2,000	George L. Smith II World Congress Center Authority, Atlanta, Georgia, Revenue Refunding Bonds, Domed Stadium Project, Series 200, 5.500%, 7/01/20 – NPFG Insured (Alternative Minimum Tax)	12/11 at 100.00	Baa1	2,003,240
11,500	Total Georgia			12,603,410
	Idaho – 0.0% (0.0% of Total Investments)
200	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000D, 6.200%, 7/01/14 (Alternative Minimum Tax)	1/12 at 100.00	A1	203,900
275	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000G-2, 5.950%, 7/01/25 (Alternative Minimum Tax)	1/12 at 100.00	Aa2	288,222
475	Total Idaho			492,122
	Illinois – 27.1% (18.3% of Total Investments)
1,470	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41 (WI/DD, Settling 11/01/11)	12/12 at 100.00	AA–	1,470,515
10,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/19 – FGIC Insured	No Opt. Call	AA–	7,300,900
10,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	AA–	6,906,800
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
32,170	0.000%, 1/01/21 – FGIC Insured	No Opt. Call	Aa3	21,307,800
32,670	0.000%, 1/01/22 – FGIC Insured	No Opt. Call	Aa3	20,381,833
9,240	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1996A, 5.500%, 1/01/29 – NPFG Insured	1/12 at 100.00	A	9,246,745
1,665	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.000%, 1/01/33 – FGIC Insured	1/16 at 100.00	A1	1,675,140
5,325	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	5,504,879
	DuPage County Forest Preserve District, Illinois, General Obligation Bonds, Series 2000:
8,000	0.000%, 11/01/18	No Opt. Call	AAA	6,490,320
15,285	0.000%, 11/01/19	No Opt. Call	AAA	11,787,028
5,000	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Refunding Series 2003A, 5.000%, 7/01/33	7/13 at 100.00	Aa1	5,063,050
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,555,455
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA–	2,017,680

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$5,245	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.132%, 7/01/15 (IF)	No Opt. Call	Aa1	$5,567,148
3,000	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	No Opt. Call	A+	3,044,520
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	2,634,500
1,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2004A, 5.000%, 7/01/34	7/14 at 100.00	Aa1	1,026,630
	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A:
2,250	6.000%, 8/15/23	8/18 at 100.00	BBB	2,294,933
3,000	5.500%, 8/15/30	8/18 at 100.00	BBB	2,762,280
4,990	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	Baa3	4,559,912
4,590	Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue Refunding Bonds, Sinai Health System, Series 2003, 5.150%, 2/15/37	8/13 at 100.00	Aa2	4,607,901
1,195	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2002A, 5.750%, 7/01/29	7/12 at 100.00	AA+	1,207,798
3,610	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2003, 6.000%, 7/01/33	7/13 at 100.00	AA+	3,680,359
1,900	Illinois Health Facilities Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 1999, 5.250%, 8/15/15 (Mandatory put 8/15/12)	2/12 at 100.00	BBB+	1,902,489
7,250	Kane, Kendall, LaSalle, and Will Counties, Illinois, Community College District 516, General Obligation Bonds, Series 2005E, 0.000%, 12/15/24 – FGIC Insured	12/13 at 57.71	AA+	3,714,465
5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 5.250%, 6/15/42 – NPFG Insured	6/12 at 101.00	AAA	5,007,750
10,650	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)	No Opt. Call	AAA	14,558,870
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A:
9,400	0.000%, 12/15/18 – NPFG Insured	No Opt. Call	AA–	7,140,334
16,570	0.000%, 12/15/20 – NPFG Insured	No Opt. Call	AA–	11,140,342
23,680	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	AA–	13,925,261
13,190	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	AA–	6,723,207
5,100	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1998A, 5.500%, 12/15/23 – FGIC Insured	No Opt. Call	AAA	5,697,771
5,180	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1998A, 5.500%, 12/15/23 – FGIC Insured (ETM)	No Opt. Call	AA– (4)	6,335,762
3,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 2002B, 5.750%, 6/15/23 – NPFG Insured	6/12 at 101.00	AAA	3,107,880
2,685	Midlothian, Illinois, General Obligation Bonds, Series 2010A, 5.000%, 2/01/30 – AGM Insured	2/20 at 100.00	AA+	2,745,815
17,865	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1999, 5.750%, 6/01/23 – AGM Insured	No Opt. Call	AA+	21,363,860
2,250	Valley View Public Schools, Community Unit School District 365U of Will County, Illinois, General Obligation Bonds, Series 2005, 0.000%, 11/01/25 – NPFG Insured	No Opt. Call	AA	1,062,473
10,000	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured	No Opt. Call	Aa2	5,846,400
299,425	Total Illinois			242,366,805
	Indiana – 2.6% (1.8% of Total Investments)
3,000	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36	8/16 at 100.00	Baa3	2,713,320
750	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Clarian Health Obligation Group, Series 2006B, 5.000%, 2/15/23	2/16 at 100.00	A+	777,690
1,305	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%, 3/01/34 – AMBAC Insured	3/14 at 100.00	A	1,309,711

Nuveen Investments	29

Nuveen Performance Plus Municipal Fund, Inc. (continued)
NPP	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$1,570	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus Regional Hospital, Series 1993, 7.000%, 8/15/15 – AGM Insured	No Opt. Call	AA+	$1,726,984
4,320	Indiana Health Facility Financing Authority, Revenue Bonds, Ancilla Systems Inc. Obligated Group, Series 1997, 5.250%, 7/01/22 – NPFG Insured (ETM)	1/12 at 100.00	BBB (4)	4,336,070
3,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	BBB+	2,953,410
2,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 – AMBAC Insured	5/15 at 100.00	A	1,955,380
3,105	Indiana University, Student Fee Revenue Bonds, Series 2003O, 5.250%, 8/01/20 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	Aaa	3,367,217
2,395	Shelbyville Central Renovation School Building Corporation, Indiana, First Mortgage Bonds, Series 2005, 4.375%, 7/15/26 – NPFG Insured	7/15 at 100.00	AA+	2,447,474
1,800	Sunman Dearborn High School Building Corporation, Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/25 – NPFG Insured	1/15 at 100.00	AA+	1,885,788
23,245	Total Indiana			23,473,044
	Iowa – 1.8% (1.2% of Total Investments)
1,500	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/21	7/16 at 100.00	BB+	1,358,385
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
5,000	5.375%, 6/01/38	6/15 at 100.00	BBB	3,666,000
4,465	5.500%, 6/01/42	6/15 at 100.00	BBB	3,235,071
5,400	5.625%, 6/01/46	6/15 at 100.00	BBB	3,874,284
4,500	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	BBB	3,785,535
20,865	Total Iowa			15,919,275
	Kansas – 0.7% (0.5% of Total Investments)
3,790	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004A, 5.000%, 3/01/23 (UB)	3/14 at 100.00	AAA	4,092,518
3,730	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB	2,240,089
7,520	Total Kansas			6,332,607
	Louisiana – 3.1% (2.1% of Total Investments)
385	East Baton Rouge Mortgage Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1997B-1, 5.750%, 10/01/26	4/12 at 100.00	Aaa	385,412
4,000	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/25 – NPFG Insured	11/14 at 100.00	A+	4,347,680
4,750	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/33 – NPFG Insured	7/14 at 100.00	Baa1	4,864,048
1,000	Louisiana State University and Agricultural and Mechanical College Board of Supervisors, Auxiliary Revenue Bonds, University Health Sciences Center Projects, Series 2000, 6.375%, 5/01/31 – NPFG Insured	5/12 at 100.00	Baa1	1,008,450
	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
7,530	5.500%, 5/15/30	11/11 at 101.00	A1	7,539,714
9,655	5.875%, 5/15/39	11/11 at 101.00	A–	9,661,372
27,320	Total Louisiana			27,806,676
	Maine – 0.8% (0.5% of Total Investments)
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	Baa3	1,083,705
5,680	Portland, Maine, Airport Revenue Bonds, Series 2003A, 5.000%, 7/01/32 – AGM Insured	7/13 at 100.00	AA+	5,837,336
6,730	Total Maine			6,921,041

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland – 1.4% (0.9% of Total Investments)
$2,550	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 6.000%, 1/01/28	No Opt. Call	BBB–	$2,620,380
7,720	Maryland Transportation Authority, Airport Parking Revenue Bonds, Baltimore-Washington International Airport Passenger Facility, Series 2002B, 5.125%, 3/01/20 – AMBAC Insured (Alternative Minimum Tax)	3/12 at 101.00	A2	7,837,730
1,555	Takoma Park, Maryland, Hospital Facilities Revenue Refunding and Improvement Bonds, Washington Adventist Hospital, Series 1995, 6.500%, 9/01/12 – AGM Insured (ETM)	No Opt. Call	AA– (4)	1,631,102
11,825	Total Maryland			12,089,212
	Massachusetts – 4.4% (3.0% of Total Investments)
6,250	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A	6,498,063
	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A:
4,000	5.125%, 8/01/28 – NPFG Insured	2/12 at 100.00	Baa1	3,995,200
5,625	5.125%, 2/01/34 – NPFG Insured	2/12 at 100.00	Baa1	5,625,056
8,730	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/19 – AGC Insured	10/15 at 100.00	AA+	9,198,626
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A–	495,655
1,645	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Southcoast Health System Obligated Group, Series 1998A, 4.750%, 7/01/27 – NPFG Insured	1/12 at 100.00	A2	1,556,943
5,745	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	12/11 at 100.00	A–	5,763,269
890	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002C, 5.250%, 11/01/30 (Pre-refunded 11/01/12)	11/12 at 100.00	AA+ (4)	932,862
	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002E:
1,255	5.250%, 1/01/22 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	Aa1 (4)	1,323,724
3,745	5.250%, 1/01/22 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	Aa1 (4)	3,950,076
38,385	Total Massachusetts			39,339,474
	Michigan – 3.2% (2.2% of Total Investments)
5,000	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	4,955,150
2,000	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson Methodist Hospital, Series 2010, 5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	Aa3	2,049,020
6,250	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/30 – FGIC Insured	10/16 at 50.02	Aa3	2,180,563
5,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II, 5.000%, 10/15/29 – NPFG Insured	10/13 at 100.00	Aa3	5,083,150
7,115	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.500%, 3/01/16 (Pre-refunded 3/01/13)	3/13 at 100.00	A1 (4)	7,597,184
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	2,735,789
2,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue and Refunding Bonds, William Beaumont Hospital Obligated Group, Series 2009W, 6.375%, 8/01/29	8/19 at 100.00	A1	2,700,875
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,366,534
32,065	Total Michigan			28,668,265
	Minnesota – 2.2% (1.5% of Total Investments)
16,430	St. Paul Housing and Redevelopment Authority, Minnesota, Sales Tax Revenue Refunding Bonds, Civic Center Project, Series 1996, 7.100%, 11/01/23 – AGM Insured	11/15 at 103.00	AA+	19,711,564

Nuveen Investments	31

Nuveen Performance Plus Municipal Fund, Inc. (continued)
NPP	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi – 1.4% (0.9% of Total Investments)
$9,750	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/12 at 100.00	BBB	$9,798,750
2,475	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA	2,550,240
12,225	Total Mississippi			12,348,990
	Missouri – 1.2% (0.8% of Total Investments)
2,000	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%, 10/01/32 – AGM Insured	10/13 at 100.00	AA+	2,025,980
6,350	Kansas City, Missouri, Airport Revenue Bonds, General Improvement Projects, Series 2003B, 5.250%, 9/01/17 – FGIC Insured	9/12 at 100.00	A+	6,548,374
1,845	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2003, 5.250%, 5/15/18	5/13 at 100.00	AA	1,939,925
10,195	Total Missouri			10,514,279
	Montana – 0.5% (0.4% of Total Investments)
225	Montana Board of Housing, Single Family Mortgage Bonds, Series 2000A-2, 6.450%, 6/01/29 (Alternative Minimum Tax)	12/11 at 100.00	AA+	229,032
4,795	Montana Higher Education Student Assistance Corporation, Student Loan Revenue Bonds, Subordinate Series 1998B, 5.500%, 12/01/31 (Alternative Minimum Tax)	12/11 at 100.00	A2	4,507,444
5,020	Total Montana			4,736,476
	Nevada – 5.2% (3.5% of Total Investments)
10,900	Clark County School District, Nevada, General Obligation Bonds, Series 2002C, 5.500%, 6/15/19 (Pre-refunded 6/15/12) – NPFG Insured	6/12 at 100.00	AA (4)	11,257,629
24,195	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	Aa3	24,897,139
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
3,500	0.000%, 1/01/21 – AMBAC Insured	No Opt. Call	N/R	472,500
2,780	0.000%, 1/01/28 – AMBAC Insured	No Opt. Call	N/R	247,142
6,980	5.375%, 1/01/40 – AMBAC Insured (5)	1/12 at 100.00	N/R	1,605,400
5,000	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A: 5.250%, 7/01/31	7/17 at 100.00	A	5,022,700
2,500	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A, Trust 2634, 18.534%, 7/01/31 – BHAC Insured (IF)	7/17 at 100.00	AA+	2,838,000
55,855	Total Nevada			46,340,510
	New Hampshire – 0.6% (0.4% of Total Investments)
5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	BBB+	4,914,400
	New Jersey – 6.7% (4.5% of Total Investments)
1,500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	1,438,755
2,110	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2000A, 6.000%, 6/01/13 – NPFG Insured (Alternative Minimum Tax)	12/11 at 100.00	Aaa	2,117,364
4,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2001C, 5.500%, 12/15/18 – AGM Insured	No Opt. Call	AA+	5,286,420
9,250	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003C, 5.500%, 6/15/23 (Pre-refunded 6/15/13)	6/13 at 100.00	Aaa	10,016,270
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
10,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	A+	3,288,100
38,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	10,550,700
10,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/20 – AGM Insured (UB)	7/13 at 100.00	AA–	10,559,300
7,655	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	7,900,955

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$4,450	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	$4,897,626
5,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	BB+	3,360,350
92,465	Total New Jersey			59,415,840
	New York – 5.3% (3.6% of Total Investments)
5,500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Kaleida Health, Series 2004, 5.050%, 2/15/25	2/14 at 100.00	AAA	5,636,290
1,560	Dormitory Authority of the State of New York, Insured Revenue Bonds, 853 Schools Program, Gateway-Longview Inc., Series 1998A, 5.500%, 7/01/18 – AMBAC Insured	1/12 at 100.00	N/R	1,562,434
1,500	Dormitory Authority of the State of New York, Revenue Bonds, St. Barnabas Hospital, Series1997, 5.450%, 8/01/35 – AMBAC Insured	2/12 at 100.00	N/R	1,501,095
3,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	No Opt. Call	A	3,051,600
13,220	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A, 5.500%, 11/15/26 – AGM Insured	11/12 at 100.00	AA+	13,728,045
13,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/32 – AGM Insured (UB)	11/16 at 100.00	AA–	13,712,608
2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2004B, 5.000%, 8/01/24	8/13 at 100.00	AAA	2,122,380
3,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 1998A, 5.950%, 9/01/33 – NPFG Insured (Alternative Minimum Tax)	3/12 at 100.00	Baa1	3,001,290
2,650	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	2,778,923
46,030	Total New York			47,094,665
	North Carolina – 1.6% (1.1% of Total Investments)
5,500	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008A, 5.000%, 1/15/39	1/18 at 100.00	AA–	5,559,510
4,900	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AA+ (4)	5,551,651
3,500	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/42	6/19 at 100.00	AA	3,565,065
13,900	Total North Carolina			14,676,226
	North Dakota – 0.5% (0.3% of Total Investments)
3,910	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	AA–	4,311,987
	Ohio – 6.7% (4.5% of Total Investments)
10,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	10,447,900
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
5,650	5.125%, 6/01/24	6/17 at 100.00	BB–	4,353,382
5,640	5.875%, 6/01/30	6/17 at 100.00	BB–	4,264,291
4,875	5.750%, 6/01/34	6/17 at 100.00	BB–	3,538,080
4,290	6.000%, 6/01/42	6/17 at 100.00	BB–	3,126,809
14,830	5.875%, 6/01/47	6/17 at 100.00	BB–	10,534,935
10,300	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 0.000%, 6/01/37	6/22 at 100.00	BB–	7,195,065
6,720	Cleveland, Ohio, Airport System Revenue Bonds, Series 2001A, 5.000%, 1/01/31 – AGM Insured	1/12 at 100.00	AA+	6,720,403
2,305	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	2,524,206

Nuveen Investments	33

Nuveen Performance Plus Municipal Fund, Inc. (continued)
NPP	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$3,650	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	5/14 at 100.00	AA	$3,692,267
3,425	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004, 5.000%, 2/15/19 – AMBAC Insured	2/14 at 100.00	A1	3,605,292
71,685	Total Ohio			60,002,630
	Pennsylvania – 3.5% (2.3% of Total Investments)
1,250	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.500%, 8/15/34	No Opt. Call	Aa3	1,299,213
	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 1998:
3,125	0.000%, 5/15/22 – AGM Insured	No Opt. Call	AA–	2,131,406
3,125	0.000%, 5/15/23 – AGM Insured	No Opt. Call	AA–	2,016,906
3,135	0.000%, 5/15/24 – AGM Insured	No Opt. Call	AA–	1,906,299
3,155	0.000%, 5/15/26 – AGM Insured	No Opt. Call	AA–	1,710,609
4,145	0.000%, 11/15/26 – AGM Insured	No Opt. Call	AA–	2,200,539
2,800	0.000%, 5/15/28 – AGM Insured	No Opt. Call	AA–	1,346,716
3,000	0.000%, 11/15/28 – AGM Insured	No Opt. Call	AA–	1,411,320
1,000	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A, 6.500%, 1/01/13 (Alternative Minimum Tax)	1/12 at 100.00	CC	563,300
100	Pennsylvania Economic Development Financing Authority, Subordinate Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994C, 6.875%, 1/01/12 (Alternative Minimum Tax) (5)	No Opt. Call	N/R	23,980
5,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA–	4,246,550
11,890	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	12,092,249
41,725	Total Pennsylvania			30,949,087
	Puerto Rico – 3.3% (2.2% of Total Investments)
13,125	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/33	8/29 at 100.00	A+	9,400,650
8,625	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	8,754,203
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
25,000	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	Aa2	2,610,250
64,335	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Aa2	4,165,048
3,750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Tender Option Bonds Trust 3101, 18.382%, 8/01/57 (IF)	8/17 at 100.00	Aa2	4,174,800
114,835	Total Puerto Rico			29,104,951
	Rhode Island – 0.7% (0.5% of Total Investments)
2,000	Kent County Water Authority, Rhode Island, General Revenue Bonds, Series 2002A, 5.000%, 7/15/23 – NPFG Insured	7/12 at 100.00	A+	2,045,260
	Rhode Island Health and Educational Building Corporation, Revenue Refunding Bonds, Salve Regina University, Series 2002:
1,260	5.250%, 3/15/17 – RAAI Insured	3/12 at 101.00	N/R	1,276,178
1,080	5.250%, 3/15/18 – RAAI Insured	3/12 at 101.00	N/R	1,092,949
1,735	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	6/12 at 100.00	BBB	1,735,763
6,075	Total Rhode Island			6,150,150

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 1.9% (1.3% of Total Investments)
$2,725	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 2/15/25 – NPFG Insured	8/14 at 100.00	Baa1	$2,876,074
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
26,955	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A–	9,256,617
14,700	0.000%, 1/01/32 – AMBAC Insured	No Opt. Call	A–	4,765,005
44,380	Total South Carolina			16,897,696
	Tennessee – 1.1% (0.7% of Total Investments)
2,860	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	Baa1 (4)	2,870,039
6,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series 1996, 6.000%, 12/01/19 – AMBAC Insured	12/17 at 100.00	N/R	6,569,100
8,860	Total Tennessee			9,439,139
	Texas – 6.9% (4.7% of Total Investments)
5,000	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Series 2006, 5.000%, 5/01/35 – NPFG Insured	5/16 at 100.00	A1	5,089,600
2,500	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa2	2,575,150
1,000	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB–	1,009,510
	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005:
4,000	5.000%, 1/01/35 – FGIC Insured	1/15 at 100.00	BBB	3,579,680
13,000	5.000%, 1/01/45 – FGIC Insured	1/15 at 100.00	BBB	11,241,880
3,000	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Schoolhouse Series 2005C, 5.000%, 2/15/30	No Opt. Call	AAA	3,168,600
3,500	Fort Bend County, Texas, General Obligation Bonds, Toll Road Series 2006, 5.000%, 3/01/32 – NPFG Insured	9/13 at 100.00	AA+	3,568,215
1,805	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/11 at 100.00	Baa1	1,509,955
4,000	Houston Community College System, Texas, Limited Tax General Obligation Bonds, Series 2003, 5.000%, 2/15/27 (Pre-refunded 2/15/13) – AMBAC Insured (UB)	2/13 at 100.00	AA+ (4)	4,239,760
3,885	Houston Independent School District, Public Facility Corporation, Harris County, Texas, Lease Revenue Bonds, Cesar E. Chavez High School, Series 1998A, 0.000%, 9/15/19 – AMBAC Insured	No Opt. Call	AA	3,037,176
1,600	Houston, Texas, Senior Lien Airport System Revenue Bonds, Refunding Series 2009A, 5.500%, 7/01/39	7/18 at 100.00	AA–	1,701,104
33,855	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/40	8/14 at 23.67	AAA	6,972,776
19,300	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/41	8/17 at 24.20	AAA	3,500,248
3,480	Pearland, Texas, General Obligation Bonds, Series 2002, 5.000%, 3/01/27 (Pre-refunded 3/01/12) – FGIC Insured	3/12 at 100.00	AA– (4)	3,535,750
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	A1	2,957,453
4,000	Tarrant Regional Water District, Texas, Water Revenue Refunding and Improvement Bonds, Series 1999, 5.000%, 3/01/22 – AGM Insured	3/13 at 100.00	AAA	4,181,600
106,815	Total Texas			61,868,457

Nuveen Investments	35

Nuveen Performance Plus Municipal Fund, Inc. (continued)
NPP	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 1.1% (0.7% of Total Investments)
$3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	$3,045,210
1,335	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2002A-1, 5.300%, 7/01/18 (Alternative Minimum Tax)	1/12 at 100.00	AA–	1,354,398
335	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000D-1, 6.050%, 7/01/14 (Alternative Minimum Tax)	1/12 at 100.00	AA–	341,251
465	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000E-1, Class II, 6.150%, 1/01/27 (Alternative Minimum Tax)	1/12 at 100.00	AA	465,405
425	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000E-1, Class III, 6.000%, 1/01/15 (Alternative Minimum Tax)	1/12 at 100.00	AA–	432,807
615	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2001A-2, 5.650%, 7/01/27 (Alternative Minimum Tax)	1/12 at 100.00	AA	615,344
445	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2001B-1, 5.750%, 7/01/19 (Alternative Minimum Tax)	1/12 at 100.00	Aaa	457,887
3,000	Utah Water Finance Agency, Revenue Bonds, Pooled Loan Financing Program, Series 2002C, 5.250%, 10/01/28 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R (4)	3,135,390
9,620	Total Utah			9,847,692
	Virgin Islands – 0.7% (0.5% of Total Investments)
4,700	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.000%, 10/01/33 – RAAI Insured	10/14 at 100.00	BBB+	4,451,276
2,500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Ba2	2,299,350
7,200	Total Virgin Islands			6,750,626
	Virginia – 2.3% (1.6% of Total Investments)
18,000	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	12,054,240
10,500	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA–	8,622,075
28,500	Total Virginia			20,676,315
	Washington – 3.6% (2.4% of Total Investments)
12,235	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/26 – NPFG Insured	No Opt. Call	AA+	6,183,202
	Cowlitz County Public Utilities District 1, Washington, Electric Production Revenue Bonds, Series 2004:
465	5.000%, 9/01/22 – FGIC Insured	9/14 at 100.00	A1	486,003
3,100	5.000%, 9/01/28 – FGIC Insured	9/14 at 100.00	A1	3,169,997
5,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2003A, 5.500%, 7/01/16 (UB)	7/13 at 100.00	Aa1	5,391,300
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,082,619
10,000	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health Care Services, Series 2006A, 4.625%, 10/01/34 – FGIC Insured (UB)	10/16 at 100.00	AA	9,717,400
5,000	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Kline Galland Center, Series 1999, 6.000%, 7/01/29 – RAAI Insured	1/12 at 100.00	N/R	5,001,047
37,800	Total Washington			32,031,568

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 1.7% (1.2% of Total Investments)
$11,620	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 1999, 6.250%, 2/15/29 – RAAI Insured	2/12 at 100.00	BBB+	$11,624,762
4,015	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2005C, 4.875%, 3/01/36 (Alternative Minimum Tax) (UB)	9/14 at 100.00	AA	3,946,745
15,635	Total Wisconsin			15,571,507
$1,709,130	Total Investments (cost $1,278,507,478) – 148.0%			1,321,271,982
	Floating Rate Obligations – (4.5)%			(40,020,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (47.2)% (6)			(421,700,000)
	Other Assets Less Liabilities – 3.7%			33,050,560
	Net Assets Applicable to Common Shares – 100%			$892,602,542

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.9%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	37

Nuveen Municipal Advantage Fund, Inc.
NMA	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 0.8% (0.5% of Total Investments)
$5,155	Phenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, MeadWestvaco Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative Minimum Tax)	5/12 at 100.00	BBB	$5,151,701
	Alaska – 0.8% (0.6% of Total Investments)
	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A:
1,125	5.250%, 12/01/34 – FGIC Insured (UB)	12/14 at 100.00	AA+	1,149,649
1,280	5.250%, 12/01/41 – FGIC Insured (UB)	12/14 at 100.00	AA+	1,303,949
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
795	4.625%, 6/01/23	6/14 at 100.00	Ba1	734,024
3,250	5.000%, 6/01/46	6/14 at 100.00	B2	2,060,208
6,450	Total Alaska			5,247,830
	Arizona – 3.1% (2.1% of Total Investments)
3,465	Arizona Board of Regents, Certificates of Participation, Arizona State University, Refunding Series 2006, 5.000%, 7/01/25 – NPFG Insured	No Opt. Call	AA–	3,661,431
4,905	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	4,948,851
10,700	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38	7/18 at 100.00	AA–	11,051,174
19,070	Total Arizona			19,661,456
	California – 20.8% (13.9% of Total Investments)
3,500	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/25 – AMBAC Insured	10/17 at 100.00	A–	3,119,410
	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Series 2005B:
4,070	0.000%, 8/01/32 – FGIC Insured	No Opt. Call	A	1,058,078
6,410	0.000%, 8/01/34 – FGIC Insured	No Opt. Call	A	1,461,865
3,000	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33	3/13 at 100.00	A	2,940,030
7,500	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.125%, 6/01/29	6/14 at 100.00	A2	7,524,825
11,200	California State, General Obligation Bonds, Series 2003, 5.250%, 2/01/28	8/13 at 100.00	A1	11,499,488
4,250	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 11/01/40	11/20 at 100.00	A1	4,349,450
16,000	California State, Various Purpose General Obligation Bonds, Series 2007, 5.000%, 6/01/37	6/17 at 100.00	A1	16,034,080
2,750	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	3,128,648
9,955	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 0.000%, 9/01/31 – FGIC Insured	No Opt. Call	BBB	2,524,389
	Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2006C:
3,800	0.000%, 2/01/33 – FGIC Insured	2/15 at 38.73	Aa3	999,400
3,795	0.000%, 2/01/37 – FGIC Insured	No Opt. Call	Aa3	768,260
6,775	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1989, 7.750%, 5/01/22 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	8,846,118
8,145	Cupertino Union School District, Santa Clara County, California, General Obligation Bonds, Series 2003B, 0.000%, 8/01/25 – FGIC Insured	8/13 at 55.54	Aa1	3,885,002
2,510	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2004B, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	A+	910,503
3,360	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2002A, 0.000%, 7/01/27 – NPFG Insured	No Opt. Call	Aa3	1,307,712
2,315	Gateway Unified School District, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	A1	619,494

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$3,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA+	$1,387,320
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	BB+	651,200
5,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2003A, 5.125%, 7/01/40 – FGIC Insured	7/12 at 100.00	AA	5,049,350
1,275	Madera Unified School District, Madera County, California, General Obligation Bonds, Series 2002, 5.250%, 8/01/23 – AGM Insured	8/12 at 100.00	AA+	1,310,330
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	2,481,578
2,000	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA+	2,076,060
	North Orange County Community College District, California, General Obligation Bonds, Series 2003B:
7,735	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa1	3,739,176
4,180	0.000%, 8/01/26 – FGIC Insured	No Opt. Call	Aa1	1,889,820
2,590	Palmdale Community Redevelopment Agency, California, Residential Mortgage Revenue Refunding Bonds, Series 1991B, 7.375%, 2/01/12 (ETM)	No Opt. Call	AA+ (4)	2,631,725
5,000	Palmdale Community Redevelopment Agency, California, Single Family Restructured Mortgage Revenue Bonds, Series 1986A, 8.000%, 3/01/16 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	6,382,400
9,315	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1989A, 7.600%, 1/01/23 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	11,953,287
3,205	San Diego Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 5/01/25 – AGM Insured	5/15 at 100.00	AA+	3,473,387
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 19.608%, 2/01/33 (IF)	8/19 at 100.00	Aa2	2,496,413
7,660	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/24 (ETM)	No Opt. Call	Aaa	5,252,692
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
7,205	0.000%, 1/15/23 – NPFG Insured	No Opt. Call	Baa1	2,996,415
23,000	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	Baa1	3,234,030
7,250	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 0.000%, 9/01/29 – NPFG Insured	9/15 at 47.82	Aa1	2,501,033
192,780	Total California			130,482,968
	Colorado – 9.9% (6.6% of Total Investments)
1,600	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB	1,407,360
9,440	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38	9/16 at 100.00	AA	8,622,779
3,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	AA	3,499,382
1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	BBB+	1,357,800
7,500	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA	7,415,625
1,150	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA+	1,172,057
	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006:
5,365	5.000%, 11/15/23 – FGIC Insured (UB)	11/16 at 100.00	A+	5,799,350
3,300	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	A+	3,541,626
4,340	5.000%, 11/15/25 – FGIC Insured (UB)	11/16 at 100.00	A+	4,629,001
2,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 4.750%, 12/01/35 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	1,657,020

Nuveen Investments	39

Nuveen Municipal Advantage Fund, Inc. (continued)
NMA	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
$2,650	0.000%, 9/01/16 – NPFG Insured	No Opt. Call	Baa1	$2,087,087
8,645	0.000%, 9/01/26 – NPFG Insured	No Opt. Call	Baa1	3,297,203
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
7,500	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	Baa1	2,274,000
10,000	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	Baa1	2,596,800
10,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	Baa1	2,411,500
	Platte River Power Authority, Colorado, Power Revenue Refunding Bonds, Series 2002EE:
1,030	5.375%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	AA (4)	1,060,962
4,890	5.375%, 6/01/18 (Pre-refunded 6/01/12)	6/12 at 100.00	AA (4)	5,036,993
	Platte River Power Authority, Colorado, Power Revenue Refunding Bonds, Series 2002EE:
970	5.375%, 6/01/17	6/12 at 100.00	AA	995,986
110	5.375%, 6/01/18	6/12 at 100.00	AA	112,692
3,110	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/34	7/20 at 100.00	Baa3	3,188,030
88,435	Total Colorado			62,163,253
	District of Columbia – 0.2% (0.1% of Total Investments)
1,100	District of Columbia Housing Finance Agency, GNMA/FNMA Single Family Mortgage Revenue Bonds, Series 1997B, 5.900%, 12/01/28 (Alternative Minimum Tax)	12/11 at 100.00	AA+	1,150,369
	Florida – 2.8% (1.9% of Total Investments)
2,770	Florida Housing Finance Corporation, Housing Revenue Bonds, Stratford Point Apartments, Series 2000O-1, 5.850%, 12/01/31 – AGM Insured (Alternative Minimum Tax)	12/11 at 100.00	AA+	2,771,911
14,730	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	14,717,332
17,500	Total Florida			17,489,243
	Georgia – 1.7% (1.2% of Total Investments)
4,000	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.250%, 10/01/39 – AGM Insured	10/14 at 100.00	AA+	4,226,960
2,900	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/26	12/14 at 100.00	BBB–	2,771,124
1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	N/R	1,290,950
2,500	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 7.625%, 12/01/30	12/20 at 100.00	N/R	2,553,875
10,650	Total Georgia			10,842,909
	Hawaii – 0.0% (0.0% of Total Investments)
175	Hawaii Housing Finance and Development Corporation, Single Family Mortgage Purchase Revenue Bonds, Series 1997A, 5.750%, 7/01/30 (Alternative Minimum Tax)	1/12 at 100.00	Aaa	176,264
	Illinois – 13.1% (8.7% of Total Investments)
1,470	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41 (WI/DD, Settling 11/01/11)	12/21 at 100.00	AA–	1,470,515
4,345	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/28 – FGIC Insured	No Opt. Call	AA–	1,675,910
4,260	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/31 – FGIC Insured	No Opt. Call	AA–	1,346,756
1,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40 (WI/DD, Settling 11/04/11)	12/21 at 100.00	AA	1,135,156
5,000	Chicago, Illinois, Second Lien Passenger Facility Charge Revenue Bonds, O’Hare International Airport, Series 2001A, 5.375%, 1/01/32 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	A2	5,000,300
7,100	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	7,339,838
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,555,455
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA–	2,017,680

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$8,395	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.132%, 7/01/15 (IF)	7/17 at 100.00	Aa1	$8,910,621
2,500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB	2,615,250
4,000	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB	4,079,880
6,000	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002, 5.750%, 5/15/22 (Pre-refunded 5/15/12)	5/12 at 100.00	Aaa	6,176,640
5,025	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.625%, 1/01/28	1/13 at 100.00	Baa1	5,026,809
10,740	Lake and McHenry Counties Community Unit School District 118, Wauconda, Illinois, General Obligation Bonds, Series 2005B, 0.000%, 1/01/23 – AGM Insured	1/15 at 66.94	Aa3	6,155,524
1,090	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/21 – FGIC Insured	No Opt. Call	A2	706,603
3,175	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/41 – NPFG Insured	No Opt. Call	AAA	542,417
6,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 6/15/24 – NPFG Insured	No Opt. Call	AA–	3,149,460
4,000	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	Aa3	4,774,080
1,940	University of Illinois, Auxiliary Facilities Systems Revenue Bonds, Series 2003A, 5.000%, 4/01/23 – AMBAC Insured	4/13 at 100.00	Aa2	1,979,692
7,500	Valley View Public Schools, Community Unit School District 365U of Will County, Illinois, General Obligation Bonds, Series 2005, 0.000%, 11/01/25 – NPFG Insured	No Opt. Call	Aa2	3,541,575
23,125	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/24 – AGM Insured	No Opt. Call	Aa2	12,672,963
110,265	Total Illinois			81,873,124
	Indiana – 2.8% (1.9% of Total Investments)
2,600	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured	No Opt. Call	A	1,443,962
1,310	Hospital Authority of Delaware County, Indiana, Hospital Revenue Refunding Bonds, Cardinal Health System, Series 1997, 5.000%, 8/01/16 – AMBAC Insured	2/12 at 100.00	N/R	1,293,258
4,030	Indiana Finance Authority Health System Revenue Bonds, Sisters of St. Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	Aa3	4,113,058
6,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA	6,213,420
2,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%, 3/01/34 – AMBAC Insured	3/14 at 100.00	A	2,007,220
2,435	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	BBB+	2,397,184
1,005	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 1999, 5.450%, 2/15/12 (5)	1/12 at 100.00	N/R	172,337
19,380	Total Indiana			17,640,439
	Iowa – 0.8% (0.5% of Total Investments)
6,300	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	6/15 at 100.00	BBB	4,619,160
250	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	BBB	210,308
6,550	Total Iowa			4,829,468

Nuveen Investments	41

Nuveen Municipal Advantage Fund, Inc. (continued)
NMA	Portfolio of Investments

October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 1.2% (0.8% of Total Investments)
$3,715	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	Baa3	$3,508,037
1,750	Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas and Electric Company, Series 2004, 5.300%, 6/01/31 – NPFG Insured	6/14 at 100.00	BBB+	1,783,933
3,730	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	12/13 at 100.00	BBB	2,240,089
9,195	Total Kansas			7,532,059
	Kentucky – 1.4% (1.0% of Total Investments)
6,015	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010B, 6.375%, 3/01/40	6/20 at 100.00	Baa2	6,297,585
1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	Aa3	1,641,525
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA+	1,064,970
8,515	Total Kentucky			9,004,080
	Louisiana – 14.6% (9.7% of Total Investments)
13,500	DeSoto Parish, Louisiana, Pollution Control Revenue Refunding Bonds, Cleco Utility Group Inc. Project, Series 1999, 5.875%, 9/01/29 – AMBAC Insured	3/12 at 100.00	BBB	13,505,940
	Louisiana Public Facilities Authority, Extended Care Facilities Revenue Bonds, Comm-Care Corporation Project, Series 1994:
405	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (4)	454,726
3,735	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (4)	4,193,583
6,650	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/33 – NPFG Insured	7/14 at 100.00	Baa1	6,809,667
9,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	8,637,030
6,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2002A, 5.000%, 6/01/32 – AMBAC Insured	6/12 at 100.00	Aa1	6,106,140
28	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, Trust 660, 15.865%, 5/01/34 (IF)	5/16 at 100.00	Aa1	26,964
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
20,690	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	20,440,065
10,000	5.000%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	10,302,200
	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
6,210	5.500%, 5/15/30	11/11 at 101.00	A1	6,218,011
14,440	5.875%, 5/15/39	11/11 at 101.00	A–	14,449,530
90,658	Total Louisiana			91,143,856
	Maine – 0.2% (0.1% of Total Investments)
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	Baa3	1,083,705
	Massachusetts – 2.2% (1.5% of Total Investments)
8,825	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A	9,212,153
620	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/33	7/18 at 100.00	A–	623,081
1,750	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Healthcare, Series 1998A, 5.000%, 7/01/28 – AMBAC Insured	1/12 at 100.00	A–	1,695,068
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,307,567
13,495	Total Massachusetts			13,837,869

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 1.1% (0.7% of Total Investments)
$6,250	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/30 – FGIC Insured	10/16 at 50.02	Aa3	$2,180,563
2,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Series 2003, 5.500%, 11/01/11	No Opt. Call	A	2,000,000
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	2,735,789
11,300	Total Michigan			6,916,352
	Missouri – 1.7% (1.2% of Total Investments)
	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B:
4,400	5.000%, 10/01/23 – AGM Insured	10/13 at 100.00	AA+	4,657,620
1,500	5.000%, 10/01/32 – AGM Insured	10/13 at 100.00	AA+	1,519,485
12,005	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/29 – AMBAC Insured	No Opt. Call	AA–	4,685,672
17,905	Total Missouri			10,862,777
	Nevada – 4.3% (2.9% of Total Investments)
15,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	16,104,300
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
3,025	0.000%, 1/01/16 – AMBAC Insured	No Opt. Call	N/R	550,248
7,910	5.375%, 1/01/40 – AMBAC Insured (5)	1/12 at 100.00	N/R	1,819,300
3,750	Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West, Series 2007B, 18.807%, 7/01/31 – BHAC Insured (IF)	7/17 at 100.00	AA+	4,386,150
4,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2003B Refunding, 5.250%, 6/01/20 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	AA+ (4)	4,213,560
33,685	Total Nevada			27,073,558
	New Hampshire – 0.2% (0.1% of Total Investments)
1,500	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	BBB+	1,474,320
	New Jersey – 3.5% (2.4% of Total Investments)
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/30 – FGIC Insured	No Opt. Call	A+	4,932,150
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002:
8,350	5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	8,618,286
5,050	6.125%, 6/01/42 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	5,223,266
5,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	BB+	3,360,350
33,400	Total New Jersey			22,134,052
	New York – 5.6% (3.7% of Total Investments)
2,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	No Opt. Call	A	2,034,400
7,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29	7/12 at 100.00	AA–	7,151,270
4,975	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/11 at 100.00	BB–	4,029,999
3,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	12/12 at 101.00	BB–	3,014,250
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Series 2004B, 5.000%, 6/15/36 – AGM Insured (UB)	12/14 at 100.00	AAA	10,501,900

Nuveen Investments	43

Nuveen Municipal Advantage Fund, Inc. (continued)
NMA	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
$6,065	6.500%, 12/01/28	12/15 at 100.00	BBB–	$6,403,791
1,660	6.000%, 12/01/36	12/20 at 100.00	BBB–	1,723,429
34,700	Total New York			34,859,039
	North Carolina – 2.7% (1.8% of Total Investments)
3,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 – AMBAC Insured	1/16 at 100.00	A–	3,351,510
885	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	AA	885,283
3,395	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 7A, 6.250%, 1/01/29 (alternative Minimum Tax)	1/12 at 100.00	AA	3,398,395
3,325	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 9A, 5.875%, 7/01/31 (Alternative Minimum Tax)	1/12 at 100.00	AA	3,327,427
3,500	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/42	6/19 at 100.00	AA	3,565,065
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA+	2,047,003
16,005	Total North Carolina			16,574,683
	North Dakota – 0.6% (0.4% of Total Investments)
1,500	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.000%, 11/01/28	11/21 at 100.00	AA–	1,662,375
2,350	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/25	7/16 at 100.00	BBB+	2,321,424
3,850	Total North Dakota			3,983,799
	Ohio – 7.3% (4.9% of Total Investments)
3,785	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 1998A, 5.375%, 11/15/18	11/11 at 100.00	Baa1	3,788,369
10,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	10,447,900
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,760	5.125%, 6/01/24	6/17 at 100.00	BB–	1,356,098
2,700	5.875%, 6/01/30	6/17 at 100.00	BB–	2,041,416
9,135	5.750%, 6/01/34	6/17 at 100.00	BB–	6,629,818
3,920	6.000%, 6/01/42	6/17 at 100.00	BB–	2,857,131
6,080	5.875%, 6/01/47	6/17 at 100.00	BB–	4,319,110
5,275	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 0.000%, 6/01/37	6/22 at 100.00	BB–	3,684,851
7,050	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	7,780,310
2,650	Ohio, General Obligation Bonds, Higher Education, Series 2003A, 5.000%, 5/01/22	5/13 at 100.00	AA+	2,783,216
52,355	Total Ohio			45,688,219
	Oklahoma – 2.7% (1.8% of Total Investments)
1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	998,130
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38	8/18 at 100.00	AA–	1,737,260
12,000	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42	2/17 at 100.00	A	12,107,280

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
$2,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	A	$2,001,900
16,675	Total Oklahoma			16,844,570
	Oregon – 0.5% (0.3% of Total Investments)
3,000	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Series 2007A, 5.000%, 10/01/36	10/17 at 100.00	A	3,042,030
	Pennsylvania – 4.9% (3.2% of Total Investments)
5,000	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.625%, 8/15/39	No Opt. Call	Aa3	5,213,900
1,250	Erie Water Authority, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA+	1,291,713
7,100	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.750%, 8/01/30	8/15 at 100.00	AA	8,089,882
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2003, 5.375%, 7/15/29	7/13 at 100.00	BBB+	1,013,070
1,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,453,515
2,600	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2004A, 5.500%, 12/01/31 – AMBAC Insured	12/14 at 100.00	Aa3	2,788,006
10,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.250%, 5/15/30	5/20 at 100.00	AA	10,559,300
28,450	Total Pennsylvania			30,409,386
	Puerto Rico – 7.3% (4.9% of Total Investments)
5,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/26 – SYNCORA GTY Insured	7/15 at 100.00	A3	5,065,600
10,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010, 5.750%, 7/01/36	7/20 at 100.00	A3	10,503,600
10,070	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/39 – FGIC Insured	No Opt. Call	Baa1	9,832,348
10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	10,808,400
9,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	9,449,464
44,380	Total Puerto Rico			45,659,412
	Rhode Island – 1.3% (0.9% of Total Investments)
1,235	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Series 1996, 5.500%, 5/15/16 – NPFG Insured	1/12 at 100.00	A3	1,237,902
7,000	Rhode Island Housing and Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Series 50A, 4.650%, 10/01/34	10/14 at 100.00	AA+	6,950,930
8,235	Total Rhode Island			8,188,832
	South Carolina – 3.1% (2.1% of Total Investments)
10,000	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 6.000%, 12/01/20 (Pre-refunded 12/01/12)	12/12 at 101.00	AA (4)	10,715,800
2,500	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.750%, 11/01/28 (Pre-refunded 11/01/13)	11/13 at 100.00	AA– (4)	2,760,225
3,000	Myrtle Beach, South Carolina, Hospitality and Accommodation Fee Revenue Bonds, Series 2004A, 5.000%, 6/01/36 – FGIC Insured	6/14 at 100.00	A+	3,036,450
1,220	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/23 – FGIC Insured	No Opt. Call	A–	715,603
2,125	South Carolina Public Service Authority, Revenue Refunding Bonds, Santee Cooper Electric System, Series 2003A, 5.000%, 1/01/21 – AMBAC Insured	7/13 at 100.00	AA–	2,253,626
18,845	Total South Carolina			19,481,704

Nuveen Investments	45

Nuveen Municipal Advantage Fund, Inc. (continued)
NMA	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Dakota – 0.5% (0.3% of Total Investments)
$2,945	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/40	5/17 at 100.00	AA–	$2,965,409
	Tennessee – 3.8% (2.6% of Total Investments)
6,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002, 6.500%, 4/15/31	4/12 at 101.00	A1	6,162,600
20,415	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2002A, 0.000%, 1/01/18 – AGM Insured	1/13 at 75.87	AA–	14,866,611
1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series 1996, 6.000%, 12/01/19 – AMBAC Insured	12/17 at 100.00	N/R	1,094,850
1,750	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2001A, 5.125%, 5/15/26	11/11 at 100.00	AA+	1,754,480
1,500	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/46 (5), (6)	11/17 at 100.00	N/R	111,150
30,665	Total Tennessee			23,989,691
	Texas – 14.9% (10.0% of Total Investments)
6,000	Brazos River Authority, Texas, Revenue Refunding Bonds, Houston Lighting and Power Company, Series 1998, 5.050%, 11/01/18 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A3	6,152,820
2,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B, Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa2	2,060,120
1,000	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB–	1,009,510
2,100	Denton Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2004, 5.000%, 8/15/33	8/14 at 100.00	AAA	2,164,008
4,250	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/26	8/16 at 60.73	Aaa	2,125,638
8,400	Gulf Coast Waste Disposal Authority, Texas, Waste Disposal Revenue Bonds, Valero Energy Corporation, Series 1999, 5.700%, 4/01/32 (Alternative Minimum Tax)	4/12 at 100.00	BBB	8,235,780
7,500	Harris County Health Facilities Development Corporation, Texas, Thermal Utility Revenue Bonds, TECO Project, Series 2003, 5.000%, 11/15/30 – NPFG Insured	11/13 at 100.00	AA	7,647,525
	Houston Community College System, Texas, Limited Tax General Obligation Bonds, Series 2003:
3,460	5.000%, 2/15/28 (Pre-refunded 2/15/13) – AMBAC Insured	2/13 at 100.00	AA+ (4)	3,667,392
1,540	5.000%, 2/15/28 (Pre-refunded 2/15/13) – AMBAC Insured (UB)	2/13 at 100.00	AA+ (4)	1,632,308
2,000	Houston, Texas, Water Conveyance System Contract, Certificates of Participation, Series 1993A-J, 6.800%, 12/15/11 – AMBAC Insured	No Opt. Call	N/R	2,011,560
6,080	Laredo Independent School District, Webb County, Texas, General Obligation Bonds, Series 2006, 5.000%, 8/01/29	8/16 at 100.00	AAA	6,618,566
9,150	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2004, 0.000%, 8/15/31	8/12 at 33.31	AAA	2,938,706
9,345	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/34 – FGIC Insured	8/15 at 35.34	AAA	2,730,796
1,500	Lower Colorado River Authority, Texas, Refunding Revenue Bonds, Series 2010, 5.000%, 5/15/12	No Opt. Call	A1	1,537,710
3,520	Marble Falls Independent School District, Burnet County, Texas, General Obligation Bonds, Series 2007, 5.000%, 8/15/34	8/16 at 100.00	Aaa	3,726,061

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$16,305	Matagorda County Navigation District 1, Texas, Revenue Bonds, Reliant Energy Inc., Series 1999B, 5.950%, 5/01/30 (Alternative Minimum Tax)	5/12 at 100.00	BBB–	$16,305,489
	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation Series 2008I:
2,555	0.000%, 1/01/42 – AGC Insured	1/25 at 100.00	AA–	2,356,809
7,000	0.000%, 1/01/43	1/25 at 100.00	A2	6,458,200
	Northside Independent School District, Bexar County, Texas, General Obligation Bonds, Series 2001A:
3,500	5.000%, 8/01/27	2/12 at 100.00	AAA	3,510,290
3,755	5.000%, 8/01/31	2/12 at 100.00	AAA	3,766,040
4,700	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A, 6.000%, 10/01/21	10/12 at 100.00	Baa2	4,784,083
3,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/21	8/15 at 74.57	AAA	2,000,670
108,660	Total Texas			93,440,081
	Utah – 0.5% (0.3% of Total Investments)
3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	3,045,210
	Virgin Islands – 0.3% (0.2% of Total Investments)
1,480	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	1,589,017
	Virginia – 0.3% (0.2% of Total Investments)
2,855	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 0.000%, 6/01/46	6/17 at 100.00	BB–	1,719,053
	Washington – 3.8% (2.6% of Total Investments)
1,260	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured	2/12 at 100.00	AAA	1,260,958
5,665	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2002B, 5.250%, 7/01/37 (Mandatory put 7/01/12) – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA+	5,675,027
2,485	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric Development, Series 2006B, 5.000%, 1/01/32 – NPFG Insured	No Opt. Call	AA–	2,565,266
1,830	Kennewick Public Facilities District, Washington, Sales Tax Revenue Bonds, Series 2003, 5.000%, 12/01/20 – AMBAC Insured	6/13 at 100.00	A1	1,908,928
5,000	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.000%, 9/01/20 – NPFG Insured (Alternative Minimum Tax)	3/12 at 100.00	Baa1	5,078,599
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,082,619
3,075	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.625%, 6/01/32	6/13 at 100.00	Baa1	3,113,590
1,595	Washington State, General Obligation Bonds, Series 2002A-R-03, 5.000%, 1/01/17 – NPFG Insured	1/12 at 100.00	AA+	1,606,866
1,270	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%, 12/01/24 – NPFG Insured	No Opt. Call	AA+	766,190
24,180	Total Washington			24,058,043

Nuveen Investments	47

Nuveen Municipal Advantage Fund, Inc. (continued)
NMA	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 2.1% (1.4% of Total Investments)
$535	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/12 (ETM)	No Opt. Call	Aaa	$551,691
2,945	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	3,044,216
565	Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004, 5.000%, 11/01/29 – AGM Insured	11/14 at 100.00	Aa2	582,034
5,000	Madison, Wisconsin, Industrial Development Revenue Refunding Bonds, Madison Gas and Electric Company Projects, Series 2002A, 5.875%, 10/01/34 (Alternative Minimum Tax)	4/12 at 100.00	AA–	5,020,349
3,000	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/19 – NPFG Insured	No Opt. Call	AA–	3,655,559
12,045	Total Wisconsin			12,853,849
$1,110,538	Total Investments (cost $929,006,567) – 149.4%			936,163,679
	Floating Rate Obligations – (7.4)%			(46,513,333)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (47.4)% (7)			(296,800,000)
	Other Assets Less Liabilities – 5.4%			33,765,604
	Net Assets Applicable to Common Shares – 100%			$626,615,950

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.7%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

48	Nuveen Investments

Nuveen Municipal Market Opportunity Fund, Inc.
NMO	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 0.6% (0.4% of Total Investments)
	Henry County Water Authority, Alabama, Water Revenue Bonds, Series 2006:
$1,935	5.000%, 1/01/36 – RAAI Insured	1/16 at 100.00	N/R	$1,807,580
2,485	5.000%, 1/01/41 – RAAI Insured	1/16 at 100.00	N/R	2,263,437
4,420	Total Alabama			4,071,017
	Alaska – 3.4% (2.1% of Total Investments)
	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A:
1,125	5.250%, 12/01/34 – FGIC Insured (UB)	12/14 at 100.00	AA+	1,149,649
1,275	5.250%, 12/01/41 – FGIC Insured (UB)	12/14 at 100.00	AA+	1,298,855
7,000	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005B-2, 5.250%, 12/01/30 – NPFG Insured	6/15 at 100.00	AA+	7,157,710
3,000	Alaska State, International Airport System Revenue Bonds, Series 2006A, 5.000%, 10/01/12 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	Aa3	3,121,890
13,025	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	B2	8,256,678
25,425	Total Alaska			20,984,782
	California – 23.8% (15.1% of Total Investments)
1,350	Antelope Valley Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/29 – NPFG Insured	No Opt. Call	Aa2	478,049
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2009F-1:
2,500	5.125%, 4/01/39	4/19 at 100.00	AA	2,611,775
2,500	5.625%, 4/01/44	4/19 at 100.00	AA	2,711,650
8,000	Beverly Hills Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009, 0.000%, 8/01/33	No Opt. Call	Aa1	2,393,840
7,800	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36	12/18 at 100.00	B1	5,643,690
5,000	California Department of Water Resources Central Valley Project Water System Revenue Bonds, Series 2009-AF, 5.000%, 12/01/29	No Opt. Call	AAA	5,429,200
2,730	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2003Y, 5.000%, 12/01/25 – FGIC Insured	6/13 at 100.00	AAA	2,876,929
1,350	California Educational Facilities Authority, Revenue Refunding Bonds, Loyola Marymount University, Series 2001A, 0.000%, 10/01/39 – NPFG Insured	No Opt. Call	A2	229,757
4,295	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist	3/13 at 100.00	A	4,209,143
	Health System/West, Series 2003A, 5.000%, 3/01/33 California State, General Obligation Bonds, Various Purpose Series 2010:
7,000	5.250%, 3/01/30	3/20 at 100.00	A1	7,304,150
4,250	5.250%, 11/01/40	11/20 at 100.00	A1	4,349,450
25,000	California State, Various Purpose General Obligation Bonds, Series 2005, 4.750%, 3/01/35 – NPFG Insured (UB)	3/16 at 100.00	A1	24,126,500
9,000	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.250%, 3/01/45	3/16 at 100.00	A+	9,028,710
1,550	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,572,196
10,445	Castaic Lake Water Agency, California, Certificates of Participation, Water System Improvement Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA	3,782,552
8,365	Cupertino Union School District, Santa Clara County, California, General Obligation Bonds, Series 2003B, 0.000%, 8/01/26 – FGIC Insured	8/13 at 52.66	Aa1	3,733,300
5,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2003B, 5.000%, 6/01/38 (Pre-refunded 6/01/13) – AMBAC Insured	6/13 at 100.00	Aaa	5,349,250

Nuveen Investments	49

Nuveen Municipal Market Opportunity Fund, Inc. (continued)
NMO	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
$3,500	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA+	$1,618,540
3,000	5.000%, 6/01/45	6/15 at 100.00	A2	2,810,370
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	BB+	651,200
1,500	Lincoln Unified School District, Placer County, California, Community Facilities District 1, Special Tax Bonds, Series 2005, 0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	N/R	532,515
490	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds, Second Series 1993, 4.750%, 10/15/20 (ETM)	4/12 at 100.00	AA– (4)	491,509
995	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds, Series 1994, 5.375%, 2/15/34 (ETM)	2/12 at 100.00	AA– (4)	998,781
2,500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-2, 5.000%, 7/01/22 – AGM Insured	No Opt. Call	AA+	2,768,500
5,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2003A, 5.125%, 7/01/40 – FGIC Insured	7/12 at 100.00	AA	5,049,350
2,000	Metropolitan Water District of Southern California, General Obligation Bonds, Series 2003A, 5.000%, 3/01/12	No Opt. Call	AAA	2,032,140
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	2,481,578
14,000	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2009, 0.000%, 8/01/34 – AGC Insured	No Opt. Call	AA+	3,463,460
1,000	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/29 – AGM Insured	No Opt. Call	Aa2	345,910
5,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/30	11/20 at 100.00	Baa3	4,933,150
4,795	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 5.000%, 8/01/32 – NPFG Insured	No Opt. Call	A+	4,836,333
3,205	San Diego Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 5/01/25 – AGM Insured	5/15 at 50.47	AA+	3,473,387
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
5,000	5.650%, 1/15/17 – NPFG Insured	1/14 at 102.00	Baa1	4,638,150
26,000	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	Baa1	3,655,860
5,000	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 0.000%, 9/01/28 – NPFG Insured	9/15 at 50.47	Aa1	1,858,950
7,345	Sanger Unified School District, Fresno County, California, General Obligation Bonds, Series 2006A, 5.000%, 8/01/27 – AGM Insured	8/16 at 102.00	AA+	7,755,292
4,825	Santa Monica Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/25 – NPFG Insured	8/15 at 61.27	Aa1	2,301,429
3,000	University of California, General Revenue Bonds, Series 2005F, 4.750%, 5/15/25 – AGM Insured	5/13 at 101.00	AA+	3,148,050
2,550	Vista Unified School District, San Diego County, California, General Obligation Bonds, Series 2004B, 5.000%, 8/01/28 – FGIC Insured	8/13 at 100.00	Aa2	2,648,507
210,040	Total California			148,323,102
	Colorado – 10.2% (6.5% of Total Investments)
1,085	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB	954,366
6,385	Broomfield, Colorado, Sales and Use Tax Revenue Refunding and Improvement Bonds, Series 2002A, 5.500%, 12/01/22 – AMBAC Insured	12/12 at 100.00	Aa3	6,645,380
3,250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB	3,023,053
7,200	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA	7,119,000

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$5,625	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2006A, 5.000%, 11/15/11 – FGIC Insured (Alternative Minimum Tax)	No Opt. Call	A+	$5,635,181
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
6,200	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	Baa1	3,170,308
9,850	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	Baa1	2,762,827
15,960	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	Baa1	3,572,167
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
3,800	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	Baa1	1,337,486
13,300	0.000%, 9/01/31 – NPFG Insured	9/20 at 53.77	Baa1	3,362,373
6,250	0.000%, 9/01/32 – NPFG Insured	9/20 at 50.83	Baa1	1,471,250
10,000	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	Baa1	1,805,400
	Lower Colorado River Authority, Texas, Contract Revenue bonds, Transmission Services Corporation, Series 2003B:
2,195	5.000%, 5/15/31 (Pre-refunded 5/15/12) – AGM Insured	5/12 at 100.00	AA+ (4)	2,249,897
9,655	5.000%, 5/15/31 – AGM Insured	5/12 at 100.00	AA+	9,695,261
10,000	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	7/20 at 100.00	Baa3	10,712,000
110,755	Total Colorado			63,515,949
	District of Columbia – 1.5% (1.0% of Total Investments)
10,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	9,480,500
	Florida – 3.0% (1.9% of Total Investments)
4,715	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2008, Trust 1191, 8.574%, 1/01/27 (Alternative Minimum Tax) (IF)	1/17 at 100.00	AA+	4,490,943
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A2	2,574,825
3,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/26	10/20 at 100.00	A2	3,134,850
4,000	Orlando, Florida, Tourist Development Tax Revenue Bonds, Senior Lien 6th Cent Contract Payments, Series 2008A, 5.250%, 11/01/23 – AGC Insured	11/17 at 100.00	AA+	4,131,800
1,000	Orlando-Orange County Expressway Authority, Florida, Expressway Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	A	1,030,320
3,500	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/37	8/17 at 100.00	AA	3,507,595
18,715	Total Florida			18,870,333
	Georgia – 1.6% (1.0% of Total Investments)
10,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/45	2/41 at 100.00	A+	9,776,100
	Illinois – 16.8% (10.6% of Total Investments)
4,595	Bolingbrook, Illinois, General Obligation Refunding Bonds, Series 2002B, 0.000%, 1/01/32 – FGIC Insured	No Opt. Call	Aa3	1,303,785
1,470	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41 (WI/DD, Settling 11/01/11)	12/21 at 100.00	AA–	1,470,515
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
4,600	0.000%, 12/01/20 – FGIC Insured	No Opt. Call	AA–	3,177,128
1,000	5.500%, 12/01/26 – FGIC Insured	No Opt. Call	AA–	1,076,270
4,000	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A, 5.000%, 1/01/33 – AMBAC Insured	7/13 at 100.00	AA+	4,033,120
5,000	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2008A, 5.000%, 1/01/38 – AGC Insured	1/18 at 100.00	AA+	5,096,600
1,450	Chicago, Illinois, Motor Fuel Tax Revenue Refunding Bonds, Series 1993, 5.375%, 1/01/14 - AMBAC Insured	No Opt. Call	AA+	1,513,119
5,250	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998B, 5.000%, 1/01/28 – NPFG Insured	1/12 at 100.00	A	5,252,153
2,000	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2003C-2, 5.250%, 1/01/30 – AGM Insured (Alternative Minimum Tax)	1/14 at 100.00	AA+	2,003,700

Nuveen Investments	51

Nuveen Municipal Market Opportunity Fund, Inc. (continued)
NMO	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$7,100	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	$7,339,838
1,780	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Refunding Series 2003A, 5.000%, 7/01/33	7/13 at 100.00	Aa1	1,802,446
10,000	Illinois Finance Authority, Illinois, Northwestern University, Revenue Bonds, Series 2006, 5.000%, 12/01/42 (UB)	12/15 at 100.00	AAA	10,463,100
3,000	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	No Opt. Call	A+	3,044,520
5,450	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	5,639,170
5,550	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB	5,110,218
2,160	Illinois Health Facilities Authority, Revenue Bonds, Sherman Health Systems, Series 1997, 5.250%, 8/01/17 – AMBAC Insured	2/12 at 100.00	BBB	2,162,009
5,025	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.625%, 1/01/28	1/13 at 100.00	Baa1	5,026,809
	Lake and McHenry Counties Community Unit School District 118, Wauconda, Illinois, General Obligation Bonds, Series 2005B:
10,230	0.000%, 1/01/22 – AGM Insured	1/15 at 70.63	Aa3	6,218,408
6,780	0.000%, 1/01/24 – AGM Insured	1/15 at 63.44	Aa3	3,666,827
1,975	Lake County Community High School District 127, Grayslake, Illinois, General Obligation Bonds, Series 2002A, 9.000%, 2/01/13 – FGIC Insured	No Opt. Call	AAA	2,165,252
2,330	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	No Opt. Call	AAA	2,277,249
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
6,500	0.000%, 6/15/25 – NPFG Insured	6/22 at 101.00	AAA	5,368,675
3,270	5.000%, 12/15/28 – NPFG Insured	6/12 at 101.00	AAA	3,292,334
3,700	0.000%, 6/15/30 – NPFG Insured	No Opt. Call	AAA	1,277,018
3,280	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	AAA	714,909
11,715	0.000%, 12/15/38 – NPFG Insured	No Opt. Call	AAA	2,335,620
6,500	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 2002B, 5.750%, 6/15/23 – NPFG Insured	6/12 at 101.00	AAA	6,733,740
2,080	Midlothian, Illinois, General Obligation Bonds, Series 2010A, 5.250%, 2/01/34	2/20 at 100.00	AA+	2,173,974
2,685	Sterling, Whiteside County, Illinois, General Obligation Bonds, Recovery Zone Facility Series 2010A, 5.250%, 5/01/31 – AGM Insured	5/20 at 100.00	AA+	2,815,303
130,475	Total Illinois			104,553,809
	Indiana – 2.2% (1.4% of Total Investments)
3,400	Indiana Educational Facilities Authority, Revenue Bonds, Butler University, Series 2001, 5.500%, 2/01/26 – NPFG Insured	2/12 at 100.00	Baa1	3,408,976
4,030	Indiana Finance Authority Health System Revenue Bonds, Sisters of St. Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	Aa3	4,113,058
6,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA	6,213,420
13,430	Total Indiana			13,735,454
	Iowa – 0.8% (0.5% of Total Investments)
970	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.000%, 7/01/19	7/16 at 100.00	BB+	876,608
5,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	BBB	4,206,150
5,970	Total Iowa			5,082,758
	Kansas – 1.2% (0.7% of Total Investments)
2,500	Kansas Development Finance Authority, Water Pollution Control Revolving Fund Leveraged Bonds, Series 2002-II, 5.500%, 11/01/21 (Pre-refunded 11/01/12)	11/12 at 100.00	AAA	2,630,175
4,215	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	Baa3	3,980,182

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas (continued)
$600	Salina, Kansas, Hospital Revenue Bonds, Salina Regional Medical Center, Series 2006, 4.625%, 10/01/31	4/16 at 100.00	A1	$600,000
7,315	Total Kansas			7,210,357
	Kentucky – 0.2% (0.1% of Total Investments)
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA+	1,058,620
	Louisiana – 3.7% (2.4% of Total Investments)
7,415	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Baton Rouge Community College Facilities Corporation, Series 2002, 5.000%, 12/01/32 – NPFG Insured	12/12 at 100.00	Baa1	6,968,543
	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004:
1,765	5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	Baa1	1,842,448
3,350	5.250%, 7/01/33 – NPFG Insured	7/14 at 100.00	Baa1	3,430,434
3,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2002A, 5.000%, 6/01/32 – AMBAC Insured	6/12 at 100.00	Aa1	3,053,070
7,850	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	11/11 at 101.00	A–	7,855,181
23,380	Total Louisiana			23,149,676
	Maryland – 1.2% (0.7% of Total Investments)
4,410	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007D, 4.900%, 9/01/42 (Alternative Minimum Tax)	3/17 at 100.00	Aa2	4,276,686
2,500	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	2,940,650
6,910	Total Maryland			7,217,336
	Michigan – 3.3% (2.1% of Total Investments)
5,000	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Series 2006D, 4.625%, 7/01/32 – AGM Insured	7/16 at 100.00	AA+	4,747,450
5,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1	5,120,950
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	2,735,789
2,500	Okemos Public School District, Ingham County, Michigan, General Obligation Refunding Bonds, Series 1993, 0.000%, 5/01/12 – NPFG Insured	No Opt. Call	Aa3	2,485,825
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,366,534
3,795	Utica Community Schools, Macomb County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/19	11/13 at 100.00	AA	4,060,271
20,495	Total Michigan			20,516,819
	Minnesota – 0.8% (0.5% of Total Investments)
930	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	11/11 at 100.00	A	930,846
1,285	Minnesota Housing Finance Agency, Single Family Remarketed Mortgage Bonds, Series 1998H-2, 6.050%, 7/01/31 (Alternative Minimum Tax)	1/12 at 100.00	AA+	1,317,343
2,555	St. Paul Housing and Redevelopment Authority, Minnesota, Sales Tax Revenue Refunding Bonds, Civic Center Project, Series 1996, 7.100%, 11/01/23 – AGM Insured	11/15 at 103.00	AA+	3,065,310
4,770	Total Minnesota			5,313,499
	Mississippi – 0.9% (0.6% of Total Investments)
5,900	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/12 at 100.00	BBB	5,929,500

Nuveen Investments	53

Nuveen Municipal Market Opportunity Fund, Inc. (continued)
NMO	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 0.8% (0.5% of Total Investments)
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
$8,000	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	$3,572,320
5,000	0.000%, 4/15/31 – AMBAC Insured	No Opt. Call	AA–	1,722,200
13,000	Total Missouri			5,294,520
	Nebraska – 1.9% (1.2% of Total Investments)
11,690	Omaha Convention Hotel Corporation, Nebraska, Convention Center Revenue Bonds, Series 2007, 5.000%, 2/01/35 – AMBAC Insured	2/17 at 100.00	Aa3	11,951,622
	Nevada – 6.7% (4.2% of Total Investments)
15,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	16,104,300
11,615	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	Aa3	11,952,067
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
6,125	0.000%, 1/01/17 – AMBAC Insured	No Opt. Call	N/R	1,050,438
8,500	0.000%, 1/01/26 – AMBAC Insured	No Opt. Call	N/R	850,000
7,860	0.000%, 1/01/27 – AMBAC Insured	No Opt. Call	N/R	741,198
19,300	5.375%, 1/01/40 – AMBAC Insured (5)	1/12 at 100.00	N/R	4,439,000
3,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2003B Refunding, 5.250%, 6/01/20 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	AA+ (4)	3,160,170
2,135	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2005B, 0.000%, 6/01/37 – FGIC Insured	6/15 at 33.61	A3	378,493
2,500	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A, 18.534%, 7/01/31 – BHAC Insured (IF)	7/17 at 100.00	AA+	2,838,000
76,035	Total Nevada			41,513,666
	New Hampshire – 0.5% (0.3% of Total Investments)
3,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	BBB+	2,948,640
	New Jersey – 2.9% (1.8% of Total Investments)
18,400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 0.000%, 7/01/37	1/17 at 35.47	BBB	3,453,864
5,065	New Jersey Turnpike Authority, Revenue Bonds, Growth and Income Securities, Series 2004B, 0.000%, 1/01/35 – AMBAC Insured	1/17 at 100.00	A+	4,398,953
3,000	Rahway Valley Sewerage Authority, New Jersey, Sewer Revenue Bonds, Series 2005A, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	Aa2	1,464,630
3,525	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/42 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	3,645,943
2,100	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	2,269,533
4,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	BB–	2,663,320
36,090	Total New Jersey			17,896,243
	New Mexico – 0.2% (0.1% of Total Investments)
1,275	University of New Mexico, Revenue Refunding Bonds, Series 1992A, 6.250%, 6/01/12	No Opt. Call	AA	1,306,607
	New York – 7.1% (4.5% of Total Investments)
7,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/45	No Opt. Call	BBB–	852,600
2,500	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian Hospital Project, Series 2007, 5.250%, 8/15/26 – AGM Insured	8/14 at 100.00	AA+	2,657,925
2,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	No Opt. Call	A	2,034,400
3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35	6/16 at 100.00	A–	3,060,750

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$3,500	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/30	2/21 at 100.00	Aa2	$3,960,915
5	New York City, New York, General Obligation Bonds, Fiscal Series 1997H, 6.125%, 8/01/25	2/12 at 100.00	AA	5,021
4,865	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/16	8/12 at 100.00	AA	5,039,459
135	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/16 (Pre-refunded 8/01/12)	8/12 at 100.00	Aa2 (4)	140,571
	New York City, New York, General Obligation Bonds, Fiscal Series 2002G:
725	5.000%, 8/01/17	8/12 at 100.00	AA	746,946
5,410	5.750%, 8/01/18	8/12 at 100.00	AA	5,611,090
	New York City, New York, General Obligation Bonds, Fiscal Series 2002G:
275	5.000%, 8/01/17 (Pre-refunded 8/01/12)	8/12 at 100.00	Aa2 (4)	284,807
1,120	5.750%, 8/01/18 (Pre-refunded 8/01/12)	8/12 at 100.00	AA (4)	1,166,222
8,550	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 5.500%, 12/01/31	12/20 at 100.00	BBB–	8,604,207
10,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/11 at 100.00	Baa1	9,932,400
49,085	Total New York			44,097,313
	North Carolina – 5.9% (3.7% of Total Investments)
1,900	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AA+ (4)	2,152,681
17,000	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2005A, 5.000%, 10/01/41	10/15 at 100.00	AA+	17,631,890
3,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 – AMBAC Insured	1/16 at 100.00	A–	3,351,510
4,000	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2007, 4.500%, 10/01/31 (UB)	10/17 at 100.00	AA	3,874,480
7,500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/19 – NPFG Insured	1/13 at 100.00	A	7,830,600
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA+	2,047,003
35,300	Total North Carolina			36,888,164
	North Dakota – 0.3% (0.2% of Total Investments)
1,500	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.000%, 11/01/28	11/21 at 100.00	AA–	1,662,375
	Ohio – 8.2% (5.2% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
110	5.125%, 6/01/24	6/17 at 100.00	BB–	84,756
4,415	5.375%, 6/01/24	6/17 at 100.00	BB–	3,488,071
1,250	5.875%, 6/01/30	6/17 at 100.00	BB–	945,100
6,215	5.750%, 6/01/34	6/17 at 100.00	BB–	4,510,598
4,300	6.000%, 6/01/42	6/17 at 100.00	BB–	3,134,098
4,750	5.875%, 6/01/47	6/17 at 100.00	BB–	3,374,305
6,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.250%, 11/01/29	11/20 at 100.00	BBB+	5,826,660
10,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006, 4.250%, 12/01/32 – AGM Insured (UB)	12/16 at 100.00	AA+	9,896,600
5,705	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Medical Center, Series1999, 6.300%, 4/01/12	No Opt. Call	A	5,822,979
5,500	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	6,069,745
7,500	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	7,816,950
55,745	Total Ohio			50,969,862

Nuveen Investments	55

Nuveen Municipal Market Opportunity Fund, Inc. (continued)
NMO	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 0.3% (0.2% of Total Investments)
$1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38	8/18 at 100.00	AA–	$1,737,260
	Oregon – 0.8% (0.5% of Total Investments)
5,000	Oregon Health Sciences University, Revenue Bonds, Series 2002A, 5.250%, 7/01/22 – NPFG Insured	1/13 at 100.00	A1	5,093,750
	Pennsylvania – 5.4% (3.4% of Total Investments)
3,000	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.625%, 8/15/39	No Opt. Call	Aa3	3,128,340
5,000	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	1/12 at 100.00	Ba1	4,994,050
5,975	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A-2, 0.000%, 12/01/34	12/20 at 100.00	AA	4,898,066
10,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA–	8,493,100
11,890	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	12,092,249
35,865	Total Pennsylvania			33,605,805
	Puerto Rico – 7.6% (4.8% of Total Investments)
3,330	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	Baa2	3,454,475
8,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.750%, 7/01/36	7/20 at 100.00	A3	8,402,880
4,300	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 4.500%, 12/01/23 (UB)	12/13 at 100.00	AA+	4,351,858
8,200	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 4.500%, 12/01/23 (Pre-refunded 12/01/13) (UB)	12/13 at 100.00	Aaa	8,864,856
10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	10,808,400
4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	4,374,564
7,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/40 – NPFG Insured	No Opt. Call	Aa2	1,175,230
6,255	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	5,886,330
51,395	Total Puerto Rico			47,318,593
	Rhode Island – 1.5% (0.9% of Total Investments)
5,815	Rhode Island Convention Center Authority, Lease Revenue Bonds, Series 2003A, 5.000%, 5/15/18 – AGM Insured	No Opt. Call	AA+	6,100,575
3,310	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	6/12 at 100.00	BBB	3,037,091
9,125	Total Rhode Island			9,137,666
	South Carolina – 4.8% (3.1% of Total Investments)
24,730	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/22 (Pre-refunded 12/01/12)	12/12 at 101.00	Aaa	26,366,631
3,560	South Carolina Public Service Authority, Revenue Refunding Bonds, Santee Cooper Electric System, Series 2003A, 5.000%, 1/01/20 – AMBAC Insured	7/13 at 100.00	AA–	3,766,373
28,290	Total South Carolina			30,133,004
	Tennessee – 0.8% (0.5% of Total Investments)
5,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, East Tennessee Children’s Hospital, Series 2003A, 5.000%, 7/01/23 – RAAI Insured	7/13 at 100.00	BBB+	4,966,950

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 12.0% (7.6% of Total Investments)
$2,500	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax) (5)	12/12 at 100.00	CCC+	$1,329,750
2,845	Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds, Refunding School Building Series 2005, 5.000%, 8/15/34	8/15 at 100.00	AAA	3,061,618
1,000	Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2002, 0.000%, 8/15/32 – FGIC Insured	No Opt. Call	AA–	346,420
1,500	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 5.750%, 1/01/31	1/21 at 100.00	BBB–	1,515,825
15,000	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/45 – FGIC Insured	1/15 at 100.00	BBB	12,971,400
2,500	Comal Independent School District, Comal, Bexar, Guadalupe, Hays, and Kendall Counties, Texas, General Obligation Bonds, Series 2005A, 0.000%, 2/01/23	No Opt. Call	Aaa	1,725,900
6,000	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax) (5)	5/12 at 100.00	CCC+	3,311,040
2,200	Denton Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2004, 5.000%, 8/15/33	8/14 at 100.00	AAA	2,267,056
	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006:
3,950	0.000%, 8/15/30	8/16 at 49.21	Aaa	1,562,146
4,000	0.000%, 8/15/31	8/16 at 46.64	Aaa	1,491,840
1,715	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A2	476,290
1,250	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2001A, 5.000%, 12/01/20 – AGM Insured	6/12 at 100.00	AA+	1,255,025
2,400	Houston, Texas, Senior Lien Airport System Revenue Bonds, Refunding Series 2009A, 5.500%, 7/01/39	7/18 at 100.00	AA–	2,551,656
9,350	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/32 – FGIC Insured	8/15 at 39.50	AAA	3,059,788
6,000	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/33	8/14 at 35.28	AAA	1,853,760
3,525	Marble Falls Independent School District, Burnet County, Texas, General Obligation Bonds, Series 2007, 5.000%, 8/15/34	8/16 at 100.00	Aaa	3,731,354
5,250	Midlothian Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2005, 5.000%, 2/15/34	2/15 at 100.00	Aaa	5,433,698
4,000	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation Series 2008I, 0.000%, 1/01/43	1/25 at 100.00	A2	3,690,400
3,755	Northside Independent School District, Bexar County, Texas, General Obligation Bonds, Series 2001A, 5.000%, 8/01/31	2/12 at 100.00	AAA	3,766,040
3,500	San Antonio, Texas, Electric and Gas Revenue Bonds, Series 2008A, 5.500%, 2/01/12	No Opt. Call	Aa1	3,546,375
3,295	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Series 2007, Residuals 1762, 17.044%, 2/15/36 (IF)	2/17 at 100.00	AA–	3,394,509
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	A1	2,957,453
5,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 5.750%, 8/15/38 – AMBAC Insured	8/12 at 100.00	BBB+	5,019,600
5,000	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/34	8/15 at 36.81	AAA	1,539,450
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Series 2005:
3,000	0.000%, 8/15/23	8/15 at 67.10	AAA	1,774,380
2,000	0.000%, 8/15/24	8/15 at 63.56	AAA	1,113,200
103,425	Total Texas			74,745,973

Nuveen Investments	57

Nuveen Municipal Market Opportunity Fund, Inc. (continued)
NMO	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 0.5% (0.3% of Total Investments)
$3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	$3,045,210
	Virginia – 2.8% (1.8% of Total Investments)
21,500	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA+	17,654,725
	Washington – 8.8% (5.5% of Total Investments)
2,755	Cowlitz County, Washington, Special Sewerage Revenue Refunding Bonds, CSOB Wastewater Treatment Facilities, Series 2002, 5.500%, 11/01/16 – FGIC Insured	No Opt. Call	A1	3,044,165
1,235	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Series 2006A, 5.000%, 7/01/12	No Opt. Call	Aa1	1,274,174
1,830	Kennewick Public Facilities District, Washington, Sales Tax Revenue Bonds, Series 2003, 5.000%, 12/01/20 – AMBAC Insured	6/13 at 100.00	A1	1,908,928
	King County, Washington, Sewer Revenue Bonds, Series 2001:
820	5.000%, 1/01/23 (Pre-refunded 1/01/12) – FGIC Insured	1/12 at 100.00	Aa2 (4)	826,585
1,680	5.000%, 1/01/23 (Pre-refunded 1/01/12) – FGIC Insured	1/12 at 100.00	AA+ (4)	1,693,490
3,050	Port of Seattle, Washington, Revenue Bonds, Series 2001A, 5.000%, 4/01/31 – FGIC Insured	4/12 at 100.00	Aa2	3,052,013
2,150	Seattle, Washington, General Obligation Refunding and Improvement Bonds, Series 2002, 4.500%, 12/01/20	12/12 at 100.00	AAA	2,197,601
5,000	Seattle, Washington, General Obligation Refunding Bonds, Series 2002, 5.200%, 7/01/32	No Opt. Call	AAA	5,099,500
3,000	Spokane County School District 81, Spokane, Washington, General Obligation Bonds, Series 2005, 5.000%, 6/01/24 – NPFG Insured	6/15 at 100.00	Aa1	3,204,450
8,000	Washington State Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Series 2008A, 5.250%, 8/15/34 – AGM Insured	5/18 at 100.00	AA+	8,273,760
10,340	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	A3	10,516,089
9,000	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002C, 5.000%, 1/01/21 (Pre-refunded 1/01/12) – AGM Insured	1/12 at 100.00	AA+ (4)	9,072,269
9,000	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003C, 0.000%, 6/01/28 – FGIC Insured	No Opt. Call	AA+	4,412,249
57,860	Total Washington			54,575,273
	Wisconsin – 2.5% (1.6% of Total Investments)
1,675	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	1,731,430
1,755	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 4.750%, 5/01/25	5/16 at 100.00	BBB	1,630,570
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, United Lutheran Program for the Aging Inc., Series 1998, 5.700%, 3/01/28	3/12 at 100.00	N/R	1,147,787
9,920	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.750%, 5/01/33	5/19 at 100.00	AA–	11,038,677
14,600	Total Wisconsin			15,548,464

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.7% (0.5% of Total Investments)
$4,080	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1	$4,432,185
$1,232,535	Total Investments (cost $999,529,521) – 158.2%			985,313,481
	Floating Rate Obligations – (7.0)%			(43,530,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value- (56.3)% (6)			(350,900,000)
	Other Assets Less Liabilities – 5.1%			31,931,154
	Net Assets Applicable to Common Shares – 100%			$622,814,635

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.6%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	59

Nuveen Dividend Advantage Municipal Fund
NAD	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 152.2% (99.9% of Total Investments)
	Alabama – 0.3% (0.2% of Total Investments)
$1,600	Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds, Series 2000, 5.750%, 12/01/20	12/11 at 101.00	A1	$1,609,392
	Alaska – 0.1% (0.1% of Total Investments)
750	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A, 5.250%, 12/01/34 – FGIC Insured (UB)	12/14 at 100.00	AA+	766,433
	Arizona – 2.8% (1.9% of Total Investments)
	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A:
2,350	5.000%, 7/01/33	7/18 at 100.00	AA–	2,440,875
8,200	5.000%, 7/01/38	7/18 at 100.00	AA–	8,469,124
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
500	5.500%, 12/01/29	No Opt. Call	A	497,890
5,000	5.000%, 12/01/37	No Opt. Call	A	4,534,850
16,050	Total Arizona			15,942,739
	California – 9.7% (6.4% of Total Investments)
1,535	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Bonds, Series 1999A, 0.000%, 10/01/37 – NPFG Insured	No Opt. Call	A	291,773
6,000	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/28 – AGM Insured	No Opt. Call	AA–	1,980,240
3,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42	11/16 at 100.00	AA–	2,955,720
5,000	California State, General Obligation Bonds, Series 2005, 5.000%, 3/01/31	3/16 at 100.00	A1	5,062,750
4,250	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 11/01/40	11/20 at 100.00	A1	4,349,450
6,750	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	7,679,408
65	California, General Obligation Bonds, Series 1997, 5.000%, 10/01/18 – AMBAC Insured	4/12 at 100.00	A1	65,211
5,000	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2007A, 5.000%, 8/01/31 – AGM Insured	No Opt. Call	AA+	5,175,000
2,000	Dublin Unified School District, Alameda County, California, General Obligation Bonds, Series 2007C, 0.000%, 8/01/31 – NPFG Insured	8/17 at 49.41	Aa2	576,680
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
3,500	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA+	1,618,540
9,925	5.000%, 6/01/45 – AGC Insured	6/15 at 100.00	AA+	9,444,829
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
5,860	5.000%, 6/01/33	6/17 at 100.00	BB+	4,140,559
1,000	5.125%, 6/01/47	6/17 at 100.00	BB+	651,200
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	2,481,578
2,000	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA+	2,076,060
765	Palmdale Civic Authority, California, Revenue Refinancing Bonds, Civic Center Project, Series 1997A, 5.375%, 7/01/12 – NPFG Insured	1/12 at 100.00	Baa1	766,744
2,000	Riverside Unified School District, Riverside County, California, General Obligation Bonds, Election 2001 Series 2006B, 5.000%, 8/01/30 – AGC Insured	8/15 at 101.00	Aa2	2,034,920
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
2,000	0.000%, 1/15/29 – NPFG Insured	No Opt. Call	Baa1	474,800
17,000	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	Baa1	2,390,370

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$575	Seaside Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2003, 5.375%, 8/01/18 – NPFG Insured	8/13 at 100.00	A	$590,450
80,425	Total California			54,806,282
	Colorado – 6.5% (4.2% of Total Investments)
1,125	Antelope Heights Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	819,968
3,330	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	AA	3,494,136
	Denver City and County, Colorado, Airport Special Facilities Revenue Bonds, Rental Car Projects, Series 1999A:
2,170	6.000%, 1/01/12 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	A–	2,179,808
675	6.000%, 1/01/13 – NPFG Insured (Alternative Minimum Tax)	1/12 at 100.00	A–	677,626
4,500	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2001A, 5.500%, 11/15/11 – FGIC Insured (Alternative Minimum Tax)	No Opt. Call	A+	4,509,000
8,515	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	Baa1	3,487,574
25,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/31 – NPFG Insured	No Opt. Call	Baa1	6,492,000
60,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 3/01/36 – NPFG Insured	No Opt. Call	Baa1	11,087,400
12,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006B, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	Baa1	1,829,125
2,000	Metropolitan Football Stadium District, Colorado, Sales Tax Revenue Bonds, Series 1999A, 0.000%, 1/01/12 – NPFG Insured	No Opt. Call	Baa1	1,994,960
119,815	Total Colorado			36,571,597
	Connecticut – 0.3% (0.2% of Total Investments)
4,335	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2007A, 5.750%, 9/01/34	11/17 at 100.00	N/R	1,594,933
	Florida – 10.9% (7.2% of Total Investments)
1,185	Florida Housing Finance Agency, Housing Revenue Bonds, Mar Lago Village Apartments, Series 1997F, 5.800%, 12/01/17 – AMBAC Insured (Alternative Minimum Tax)	12/11 at 100.00	N/R	1,185,818
15,000	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2005E, 4.500%, 6/01/35 (UB)	6/15 at 101.00	AAA	15,033,300
2,500	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34	10/17 at 100.00	A3	2,402,650
13,625	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	12/11 at 100.00	BB+	13,667,510
	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007:
22,000	5.000%, 8/15/37 (UB)	8/17 at 100.00	AA	22,047,740
7,370	5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	7,363,662
61,680	Total Florida			61,700,680
	Georgia – 1.7% (1.1% of Total Investments)
5,000	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Series 2007A, 5.250%, 7/15/38 – AMBAC Insured	7/17 at 100.00	Baa2	4,670,100
5,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.000%, 12/01/40	12/20 at 100.00	N/R	5,122,400
10,000	Total Georgia			9,792,500
	Idaho – 0.1% (0.0% of Total Investments)
100	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 1999E, 5.750%, 1/01/21 (Alternative Minimum Tax)	1/12 at 100.00	Aa2	104,152
125	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000D, 6.350%, 7/01/22 (Alternative Minimum Tax)	1/12 at 100.00	Aa2	127,544

Nuveen Investments	61

Nuveen Dividend Advantage Municipal Fund (continued)
NAD	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Idaho (continued)
$165	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 2000E, 5.950%, 7/01/20 (Alternative Minimum Tax)	1/12 at 100.00	Aaa	$167,378
390	Total Idaho			399,074
	Illinois – 27.5% (18.0% of Total Investments)
1,070	Channahon, Illinois, Revenue Refunding Bonds, Morris Hospital, Series 1999, 5.750%, 12/01/12	12/11 at 100.00	BBB+	1,072,761
2,205	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/29 – FGIC Insured	No Opt. Call	AA–	792,852
7,250	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 5.500%, 12/01/26 – FGIC Insured	No Opt. Call	AA–	7,802,958
	Chicago, Illinois, FHA/GNMA Multifamily Housing Revenue Bonds, Archer Court Apartments, Series 1999A:
595	5.500%, 12/20/19 (Alternative Minimum Tax)	4/12 at 100.00	AA–	595,666
1,210	5.600%, 12/20/29 (Alternative Minimum Tax)	4/12 at 100.00	AA–	1,210,545
1,925	5.650%, 12/20/40 (Alternative Minimum Tax)	4/12 at 100.00	AA–	1,925,635
22,750	Chicago, Illinois, General Obligation Refunding Bonds, Emergency Telephone System, Series 1999, 5.500%, 1/01/23 – FGIC Insured	No Opt. Call	Aa3	24,701,268
1,655	Chicago, Illinois, Motor Fuel Tax Revenue Refunding Bonds, Series 1993, 5.375%, 1/01/14 - AMBAC Insured	No Opt. Call	AA+	1,727,042
3,340	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.000%, 1/01/33 – FGIC Insured	1/16 at 100.00	A1	3,360,341
190	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003B, 5.250%, 11/01/20 – AGM Insured	11/13 at 100.00	Aa3	203,900
810	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003B, 5.250%, 11/01/20 (Pre-refunded 11/01/13) – AGM Insured	11/13 at 100.00	Aa3 (4)	886,270
3,935	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Lake County School District 116 – Round Lake, Series 1999, 0.000%, 1/01/15 – NPFG Insured	No Opt. Call	Baa1	3,542,602
5,000	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Refunding Series 2003A, 5.000%, 7/01/33	7/13 at 100.00	Aa1	5,063,050
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,555,455
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA–	2,017,680
1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A+	1,002,260
5,640	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2004A, 5.000%, 7/01/34	7/14 at 100.00	Aa1	5,790,193
1,225	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2007, 5.000%, 7/01/19	7/17 at 100.00	Aa1	1,385,144
4,000	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB	4,079,880
5,980	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	Baa3	5,464,584
9,780	Illinois Health Facilities Authority, Remarketed Revenue Bonds, University of Chicago Project, Series 1985A, 5.500%, 8/01/20	2/12 at 103.00	Aa1	10,088,266
1,500	Illinois Housing Development Authority, Housing Finance Bonds, Series 2005E, 4.800%, 1/01/36 – FGIC Insured	1/15 at 100.00	AA	1,464,255
2,000	Kane & DeKalb Counties, Illinois, Community United School District 301, General Obligation Bonds, Series 2006, 0.000%, 12/01/21 – NPFG Insured	No Opt. Call	Aa3	1,273,360
11,345	Lake and McHenry Counties Community Unit School District 118, Wauconda, Illinois, General Obligation Bonds, Series 2005B, 0.000%, 1/01/25 – AGM Insured	1/15 at 60.14	Aa3	5,759,970
3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	2,017,470

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A:
$12,250	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	AA–	$7,203,735
13,000	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	AA–	7,134,010
3,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 2002B, 5.750%, 6/15/23 – NPFG Insured	6/12 at 101.00	AAA	3,107,880
1,840	Oak Park, Illinois, General Obligation Bonds, Series 2005B, 0.000%, 11/01/27 – SYNCORA GTY Insured	11/15 at 54.14	Aa2	789,967
	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1999:
22,650	5.750%, 6/01/19 – AGM Insured	No Opt. Call	AA+	27,519,071
3,500	5.750%, 6/01/23 – AGM Insured	No Opt. Call	AA+	4,185,475
1,300	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.250%, 12/01/34 – FGIC Insured	12/14 at 100.00	Aaa	1,400,815
10,000	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured	No Opt. Call	Aa2	5,846,400
4,500	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Series 2000B, 0.000%, 11/01/18 – AGM Insured	No Opt. Call	Aa3	3,426,885
172,945	Total Illinois			155,397,645
	Indiana – 3.9% (2.6% of Total Investments)
1,360	Hospital Authority of Delaware County, Indiana, Hospital Revenue Refunding Bonds, Cardinal Health System, Series 1997, 5.000%, 8/01/16 – AMBAC Insured	2/12 at 100.00	N/R	1,342,619
4,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA	4,142,280
2,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%, 3/01/34 – AMBAC Insured	3/14 at 100.00	A	2,007,220
2,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	BBB+	1,968,940
5,700	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Tender Option Bond Trust 1847, 7.822%, 1/01/25 (Alternative Minimum Tax) (IF)	1/17 at 100.00	Aaa	5,761,047
6,675	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	6,822,317
21,735	Total Indiana			22,044,423
	Iowa – 0.9% (0.6% of Total Investments)
7,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	6/15 at 100.00	BBB	5,022,220
	Kansas – 1.5% (1.0% of Total Investments)
3,825	Wichita, Kansas, Water and Sewerage Utility Revenue Bonds, Series 1999, 4.000%, 10/01/18 – FGIC Insured	4/12 at 100.00	Aa2	3,831,005
2,485	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	N/R	2,571,056
3,730	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB	2,240,089
10,040	Total Kansas			8,642,150
	Kentucky – 1.1% (0.7% of Total Investments)
	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997:
1,850	5.850%, 10/01/17	4/12 at 100.00	BB	1,791,152
4,990	5.875%, 10/01/22	4/12 at 100.00	BB	4,611,558
6,840	Total Kentucky			6,402,710

Nuveen Investments	63

Nuveen Dividend Advantage Municipal Fund (continued)
NAD	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana – 8.1% (5.3% of Total Investments)
$1,750	Louisiana Local Government Environmental Facilities and Community Development Authority, GNMA Collateralized Mortgage Revenue Refunding Bonds, Sharlo Apartments, Series 2002A, 6.500%, 6/20/37	6/12 at 105.00	Aaa	$1,851,413
5,350	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/33 – NPFG Insured	7/14 at 100.00	Baa1	5,478,454
9,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	8,637,030
5,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2002A, 5.000%, 6/01/32 – AMBAC Insured	6/12 at 100.00	Aa1	5,088,450
5,445	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	5,379,224
13,570	Louisiana Transportation Authority, Senior Lien Toll Road Revenue Bonds, Series 2005B, 0.000%, 12/01/28 – AMBAC Insured	12/11 at 100.00	AA–	5,156,464
	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
7,340	5.500%, 5/15/30	11/11 at 101.00	A1	7,349,469
6,750	5.875%, 5/15/39	11/11 at 101.00	A–	6,754,455
54,205	Total Louisiana			45,694,959
	Maine – 0.2% (0.1% of Total Investments)
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	Baa3	1,083,705
	Massachusetts – 2.2% (1.4% of Total Investments)
1,440	Boston Industrial Development Financing Authority, Massachusetts, Subordinate Revenue Bonds, Crosstown Center Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	N/R	498,398
4,365	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/19 – AGC Insured	10/15 at 100.00	AA+	4,599,313
620	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/33	7/18 at 100.00	A–	623,081
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,307,567
2,900	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40	12/18 at 100.00	AA–	2,978,822
820	Massachusetts Port Authority, Special Facilities Revenue Bonds, US Airways Group Inc., Series 1996A, 5.875%, 9/01/23 – NPFG Insured (Alternative Minimum Tax)	3/12 at 100.00	Baa1	724,503
1,000	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior Series 1997A, 0.000%, 1/01/24 – NPFG Insured	No Opt. Call	A+	576,750
13,445	Total Massachusetts			12,308,434
	Michigan – 2.2% (1.4% of Total Investments)
6,000	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	5,946,180
3,215	Detroit, Michigan, Water Supply System Revenue Bonds, Series 2004A, 5.250%, 7/01/18 – NPFG Insured	7/16 at 100.00	A2	3,462,330
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,366,534
1,500	Michigan State Hospital Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Series 2003, 5.500%, 11/01/11	No Opt. Call	A	1,500,000
11,865	Total Michigan			12,275,044
	Minnesota – 1.3% (0.9% of Total Investments)
6,375	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.625%, 11/15/28	11/18 at 100.00	A	7,084,920
430	Minnesota Housing Finance Agency, Single Family Mortgage Bonds, Series 1998H-1, 5.650%,7/01/31 (Alternative Minimum Tax)	1/12 at 100.00	AA+	444,874
6,805	Total Minnesota			7,529,794

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 0.9% (0.6% of Total Investments)
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
$7,000	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	$3,125,780
5,000	0.000%, 4/15/29 – AMBAC Insured	No Opt. Call	AA–	1,951,550
12,000	Total Missouri			5,077,330
	Montana – 0.2% (0.2% of Total Investments)
310	Montana Board of Housing, Single Family Mortgage Bonds, Series 2000A-2, 6.450%, 6/01/29 (Alternative Minimum Tax)	12/11 at 100.00	AA+	315,555
1,000	Montana Higher Education Student Assistance Corporation, Student Loan Revenue Bonds, Subordinate Series 1999B, 6.400%, 12/01/32 (Alternative Minimum Tax)	12/11 at 100.00	A2	977,330
1,310	Total Montana			1,292,885
	Nevada – 6.7% (4.4% of Total Investments)
10,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	10,736,200
9,675	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	Aa3	9,955,769
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
8,000	0.000%, 1/01/19 – AMBAC Insured	No Opt. Call	N/R	1,218,400
4,000	5.625%, 1/01/32 – AMBAC Insured (5)	1/12 at 100.00	N/R	920,000
3,000	5.375%, 1/01/40 – AMBAC Insured (5)	1/12 at 100.00	N/R	690,000
3,750	Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West, Series 2007B, Trust 2633, 18.807%, 7/01/31 – BHAC Insured (IF)	7/17 at 100.00	AA+	4,386,150
1,500	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	A	1,719,735
3,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2003B Refunding, 5.250%, 6/01/20 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	AA+ (4)	3,160,170
5,040	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Improvement Series 2003A Refunding, 5.000%, 6/01/32 – FGIC Insured	12/12 at 100.00	AA+	5,083,949
47,965	Total Nevada			37,870,373
	New Jersey – 6.6% (4.3% of Total Investments)
6,850	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B, 5.750%, 12/01/15	No Opt. Call	Baa1	7,660,355
1,830	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2000A, 6.000%, 6/01/13 – NPFG Insured (Alternative Minimum Tax)	12/11 at 100.00	Aaa	1,836,387
4,130	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2002A, 5.500%, 9/15/13 – AMBAC Insured	No Opt. Call	Aa3	4,425,502
4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 1999A, 5.750%, 6/15/18	No Opt. Call	A+	4,688,040
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	A+	7,723,200
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002:
5,955	5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	6,146,334
3,165	6.125%, 6/01/42 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	3,273,591
1,365	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	1,502,305
47,295	Total New Jersey			37,255,714
	New Mexico – 0.7% (0.4% of Total Investments)
3,730	University of New Mexico, FHA-Insured Mortgage Hospital Revenue Bonds, Series 2004, 5.000%, 7/01/32 – AGM Insured	7/14 at 100.00	AA+	3,790,687

Nuveen Investments	65

Nuveen Dividend Advantage Municipal Fund (continued)
NAD	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 9.4% (6.2% of Total Investments)
$1,905	Dormitory Authority of the State of New York, Insured Revenue Bonds, Franciscan Health Partnership Obligated Group – Frances Shervier Home and Hospital, Series 1997, 5.500%, 7/01/17 – RAAI Insured	1/12 at 100.00	A3	$1,907,438
7,500	Dormitory Authority of the State of New York, Secured Hospital Revenue Refunding Bonds, Wyckoff Heights Medical Center, Series 1998H, 5.300%, 8/15/21 – NPFG Insured	2/12 at 100.00	AA–	7,511,400
1,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	No Opt. Call	A	1,017,200
6,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	B–	5,571,660
4,755	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA+	5,421,651
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Series 2004B, 5.000%, 6/15/36 – AGM Insured (UB)	12/14 at 100.00	AAA	5,250,950
8,800	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A, 5.000%, 10/15/32 – AMBAC Insured (UB)	10/14 at 100.00	AAA	9,424,008
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
5,000	6.500%, 12/01/28	12/15 at 100.00	BBB–	5,279,300
1,670	6.000%, 12/01/36	12/20 at 100.00	BBB–	1,733,811
10,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.900%, 12/01/17 – NPFG Insured (Alternative Minimum Tax)	12/11 at 100.00	Baa1	10,009,900
51,630	Total New York			53,127,318
	North Carolina – 1.1% (0.7% of Total Investments)
1,500	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008A, 5.250%, 1/15/24 – AGC Insured	1/18 at 100.00	AA–	1,628,205
3,830	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AA+ (4)	4,339,352
5,330	Total North Carolina			5,967,557
	North Dakota – 1.4% (0.9% of Total Investments)
3,545	Bismarck, North Dakota, Health Care Revenue Bonds, St. Alexius Medical Center, Series 1998A, 5.250%, 7/01/15 – AGM Insured	1/12 at 100.00	AA+	3,555,954
3,910	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	AA–	4,311,987
7,455	Total North Dakota			7,867,941
	Ohio – 3.6% (2.4% of Total Investments)
2,300	Amherst Exempted Village School District, Ohio, Unlimited Tax General Obligation School Improvement Bonds, Series 2001, 5.125%, 12/01/21 (Pre-refunded 12/01/11) – FGIC Insured	12/11 at 100.00	Aa2 (4)	2,309,476
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
160	5.125%, 6/01/24	6/17 at 100.00	BB–	123,282
1,655	5.375%, 6/01/24	6/17 at 100.00	BB–	1,307,533
1,800	5.875%, 6/01/30	6/17 at 100.00	BB–	1,360,944
1,740	5.750%, 6/01/34	6/17 at 100.00	BB–	1,262,822
3,930	5.875%, 6/01/47	6/17 at 100.00	BB–	2,791,793
6,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.250%, 11/01/29	11/20 at 100.00	BBB+	5,826,660
3,650	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	5/14 at 100.00	AA	3,692,267
1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	1,103,590
740	Warren County, Ohio, Limited Tax General Obligations, Series 1997, 5.500%, 12/01/17	12/11 at 100.00	Aa1	743,078
22,975	Total Ohio			20,521,445

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 0.2% (0.1% of Total Investments)
$1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	$998,130
	Pennsylvania – 3.0% (1.9% of Total Investments)
1,250	Erie Water Authority, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA+	1,291,713
1,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,453,515
8,200	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	6,414,450
5,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA–	4,246,550
3,205	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2002B, 5.625%, 8/01/16 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	AA– (4)	3,334,290
19,155	Total Pennsylvania			16,740,518
	Puerto Rico – 5.8% (3.8% of Total Investments)
2,500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	Baa2	2,593,450
4,300	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 4.500%, 12/01/23 (UB)	12/13 at 100.00	AA+	4,351,858
8,200	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 4.500%, 12/01/23 (Pre-refunded 12/01/13) (UB)	12/13 at 100.00	Aaa	8,864,856
12,845	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/42 – FGIC Insured	No Opt. Call	BBB+	1,553,217
10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	10,808,400
4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	4,374,564
42,155	Total Puerto Rico			32,546,345
	Rhode Island – 4.0% (2.6% of Total Investments)
2,015	Central Falls, Rhode Island, General Obligation School Bonds, Series 1999, 6.250%, 5/15/20 – RAAI Insured	11/11 at 100.00	Caa1	1,497,931
5,815	Rhode Island Convention Center Authority, Lease Revenue Bonds, Series 2003A, 5.000%, 5/15/18 – AGM Insured	No Opt. Call	AA+	6,100,575
	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity 57-B Bond Program, Series 2008, Trust 1177:
1,500	9.569%, 4/01/23 (Alternative Minimum Tax) (IF)	4/17 at 100.00	AA+	1,531,530
1,000	9.669%, 4/01/23 (Alternative Minimum Tax) (IF)	4/17 at 100.00	AA+	1,016,280
12,500	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	6/12 at 100.00	BBB	12,505,500
22,830	Total Rhode Island			22,651,816
	South Carolina – 0.6% (0.4% of Total Investments)
2,045	Florence County, South Carolina, Hospital Revenue Bonds, McLeod Regional Medical Center, Series 2004A, 5.250%, 11/01/27 – AGM Insured	11/14 at 100.00	AA+	2,104,060
1,500	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 2001, 5.000%, 5/01/31 – AMBAC Insured	5/12 at 100.00	AA–	1,502,385
3,545	Total South Carolina			3,606,445
	Tennessee – 0.4% (0.3% of Total Investments)
2,310	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	2,179,924
1,500	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/46 (5), (6)	11/17 at 100.00	N/R	111,150
3,810	Total Tennessee			2,291,074

Nuveen Investments	67

Nuveen Dividend Advantage Municipal Fund (continued)
NAD	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 10.1% (6.6% of Total Investments)
$2,560	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/13 at 101.00	Ca	$666,496
2,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B, Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa2	2,060,120
2,845	Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds, Refunding School Building Series 2005, 5.000%, 8/15/34	8/15 at 100.00	AAA	3,061,618
2,820	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/45 – FGIC Insured	1/15 at 100.00	BBB	2,438,623
820	Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue Bonds, Series 2001, 5.000%, 12/01/31 (Pre-refunded 12/01/11) – AMBAC Insured	12/11 at 100.00	AA+ (4)	823,296
2,100	Denton Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2004, 5.000%, 8/15/33	8/14 at 100.00	AAA	2,164,008
2,305	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/20 – NPFG Insured	No Opt. Call	Baa1	1,263,832
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
3,130	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A2	993,869
12,030	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	3,559,677
30,095	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2004, 0.000%, 8/15/34	8/12 at 27.94	AAA	8,099,166
9,345	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/33 – FGIC Insured	8/15 at 37.33	AAA	2,887,605
33,160	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/38	8/14 at 26.50	AAA	7,656,644
1,500	Lower Colorado River Authority, Texas, Refunding Revenue Bonds, Series 2010, 5.000%, 5/15/12	No Opt. Call	A1	1,537,710
5,250	Midlothian Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2005, 5.000%, 2/15/34	2/15 at 100.00	Aaa	5,433,698
3,755	Northside Independent School District, Bexar County, Texas, General Obligation Bonds, Series 2001A, 5.000%, 8/01/31	2/12 at 100.00	AAA	3,766,040
1,000	San Antonio, Texas, Water System Revenue Bonds, Series 2005, 4.750%, 5/15/37 – NPFG Insured	5/15 at 100.00	Aa1	1,019,380
3,295	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Series 2007, Residuals 1761, 17.044%, 2/15/36 (IF)	2/17 at 100.00	AA–	3,394,509
7,000	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/35	8/15 at 34.92	AAA	2,043,790
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Series 2005:
3,000	0.000%, 8/15/20	8/15 at 78.46	AAA	2,120,670
3,000	0.000%, 8/15/22	8/15 at 70.77	AAA	1,917,660
131,010	Total Texas			56,908,411
	Utah – 0.0% (0.0% of Total Investments)
	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 1999C-2, Class II:
50	5.700%, 7/01/19 (Alternative Minimum Tax)	1/12 at 100.00	Aaa	51,408
15	5.750%, 7/01/21 (Alternative Minimum Tax)	1/12 at 100.00	Aa2	15,028
245	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 2000F-2, Class III, 6.000%, 1/01/15 (Alternative Minimum Tax)	1/12 at 100.00	AA–	245,365
310	Total Utah			311,801

68	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia – 0.2% (0.2% of Total Investments)
$1,500	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42	10/17 at 100.00	N/R	$1,410,420
	Washington – 9.1% (6.0% of Total Investments)
4,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/17 – SYNCORA GTY Insured	7/13 at 100.00	Aa1	4,295,000
1,825	Kennewick Public Facilities District, Washington, Sales Tax Revenue Bonds, Series 2003, 5.000%, 12/01/20 – AMBAC Insured	6/13 at 100.00	A1	1,903,712
	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B:
1,755	6.000%, 9/01/15 – NPFG Insured (Alternative Minimum Tax)	3/12 at 100.00	Baa1	1,759,388
2,590	6.000%, 9/01/16 – NPFG Insured (Alternative Minimum Tax)	3/12 at 100.00	Baa1	2,595,905
	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999C:
875	6.000%, 9/01/15 – NPFG Insured (Alternative Minimum Tax)	3/12 at 100.00	Baa1	877,188
1,260	6.000%, 9/01/16 – NPFG Insured (Alternative Minimum Tax)	3/12 at 100.00	Baa1	1,262,873
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,082,620
5,935	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	A3	6,036,073
3,350	Washington, General Obligation Compound Interest Bonds, Series 1999S-2, 0.000%, 1/01/18 – AGM Insured	No Opt. Call	AA+	2,906,695
	Washington, General Obligation Compound Interest Bonds, Series 1999S-3:
17,650	0.000%, 1/01/20	No Opt. Call	AA+	13,912,436
18,470	0.000%, 1/01/21	No Opt. Call	AA+	13,887,593
59,710	Total Washington			51,519,483
	Wisconsin – 6.9% (4.6% of Total Investments)
1,690	Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004, 5.000%, 11/01/29 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	Aa2 (4)	1,907,941
560	Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004, 5.000%, 11/01/29 – AGM Insured	11/14 at 100.00	Aa2	576,882
7,410	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Series 2006A, 5.000%, 11/15/36	11/16 at 100.00	AA+	7,540,118
4,330	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Series 2008B, 5.500%, 8/15/29	2/20 at 100.00	AA–	4,606,470
4,380	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Kenosha Hospital and Medical Center Inc., Series 1999, 5.625%, 5/15/29	11/11 at 100.00	A	4,381,401
12,725	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Health System Corporation, Series 1999, 5.500%, 8/15/25 – AMBAC Insured	2/12 at 100.00	A2	12,730,471
2,200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%, 8/15/33	8/13 at 100.00	BBB+	1,963,763
5,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/36	5/19 at 100.00	AA–	5,602,899
38,295	Total Wisconsin			39,309,945
$1,123,985	Total Municipal Bonds (cost $857,941,560)			860,650,352

Nuveen Investments	69

Nuveen Dividend Advantage Municipal Fund (continued)
NAD	Portfolio of Investments
October 31, 2011

Shares	Description (1)	Value
	Investment Companies – 0.1% (0.1% of Total Investments)
8,812	BlackRock MuniHoldings Fund Inc.	$140,111
32,332	Invesco Quality Municipal Income Trust	419,669
	Total Investment Companies (cost $528,388)	559,780
	Total Investments (cost $858,469,948) – 152.3%	861,210,132
	Floating Rate Obligations – (9.1%)	(51,605,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (25.5)% (7)	(144,300,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (21.3)% (7)	(120,400,000)
	Other Assets Less Liabilities – 3.6%	20,459,043
	Net Assets Applicable to Common Shares – 100%	$565,364,175

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)	MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments are 16.8% and 14.0%, respectively.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

70	Nuveen Investments

Nuveen Dividend Advantage Municipal Fund 2
NXZ	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 0.5% (0.3% of Total Investments)
$2,030	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39	11/16 at 100.00	AA+	$2,064,733
	Alaska – 3.1% (2.2% of Total Investments)
5,140	Alaska Municipal Bond Bank Authority, Revenue Bonds, Series 2003B, 5.250%, 12/01/22 – NPFG Insured	12/13 at 100.00	A+	5,489,469
3,860	Anchorage, Alaska, General Obligation Refunding Bonds, Series 2002B, 5.500%, 7/01/21 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	AA (4)	3,995,563
2,290	Anchorage, Alaska, Water Revenue Bonds, Refunding Series 2007, 5.000%, 5/01/37 – NPFG Insured	No Opt. Call	AA	2,362,685
2,200	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	B2	1,394,602
13,490	Total Alaska			13,242,319
	Arizona – 2.6% (1.8% of Total Investments)
4,500	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	No Opt. Call	A+	4,609,395
3,120	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–	3,127,176
3,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2002B, 5.000%, 1/01/26 (Pre-refunded 1/01/13)	1/13 at 100.00	Aa1 (4)	3,162,450
10,620	Total Arizona			10,899,021
	Arkansas – 0.1% (0.1% of Total Investments)
405	Arkansas Development Finance Authority, Single Family Mortgage Revenue Bonds, GNMA Mortgage-Backed Securities Program, Series 2002C, 5.400%, 1/01/34 (Alternative Minimum Tax)	1/12 at 100.00	AA+	405,235
	California – 22.4% (15.9% of Total Investments)
9,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36	12/18 at 100.00	B1	6,511,950
6,000	California Educational Facilities Authority, Revenue Bonds, Stanford University, Series 2001Q, 5.250%, 12/01/32	12/11 at 101.00	AAA	6,079,320
4,080	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37 – BHAC Insured	4/16 at 100.00	AA+	4,141,975
4,250	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 11/01/40	11/20 at 100.00	A1	4,349,450
3,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.250%, 10/01/32	10/21 at 100.00	A1	3,128,250
4,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/22 – NPFG Insured	No Opt. Call	Aa1	2,366,680
4,380	Glendale, California, Electric Revenue Bonds, Series 2003, 5.000%, 2/01/32 – NPFG Insured	2/13 at 100.00	AA–	4,499,443
20,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – FGIC Insured	6/15 at 100.00	A2	18,735,800
5,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	5,487,000
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
2,050	5.000%, 6/01/33	6/17 at 100.00	BB+	1,448,489
1,000	5.125%, 6/01/47	6/17 at 100.00	BB+	651,200
6,000	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	B–	5,530,140
3,285	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA+	3,409,929
10,885	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa3	4,882,249

Nuveen Investments	71

Nuveen Dividend Advantage Municipal Fund 2 (continued)
NXZ	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$5,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA	$3,604,350
2,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/47	7/17 at 100.00	Baa2	1,730,720
3,200	Redlands Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2003, 0.000%, 7/01/27 – AGM Insured	No Opt. Call	AA–	1,315,552
3,000	Riverside Unified School District, Riverside County, California, General Obligation Bonds, Election 2001 Series 2006B, 5.000%, 8/01/30 – AGC Insured	8/15 at 101.00	Aa2	3,052,380
2,755	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured	No Opt. Call	AA	1,310,884
3,000	San Joaquin Delta Community College District, California, General Obligation Bonds, Election 2004 Series 2008B, 0.000%, 8/01/29 – AGM Insured	8/18 at 53.32	Aa2	1,021,080
12,500	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%, 1/15/32 – NPFG Insured	No Opt. Call	Baa1	2,245,375
5,000	San Jose, California, Airport Revenue Bonds, Series 2007A, 6.000%, 3/01/47 – AMBAC Insured (Alternative Minimum Tax)	3/17 at 100.00	A	5,159,150
1,930	San Mateo County Transit District, California, Sales Tax Revenue Bonds, Series 2005A, 5.000%, 6/01/29 – NPFG Insured	No Opt. Call	AA	2,035,899
3,000	University of California, General Revenue Bonds, Series 2005F, 4.750%, 5/15/25 – AGM Insured	5/13 at 101.00	AA+	3,148,050
25	Yuba County Water Agency, California, Yuba River Development Revenue Bonds, Pacific Gas and Electric Company, Series 1966A, 4.000%, 3/01/16	3/12 at 100.00	Baa1	24,636
124,340	Total California			95,869,951
	Colorado – 6.0% (4.2% of Total Investments)
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	BBB+	1,810,400
3,250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB	3,023,053
	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006A:
5,365	5.000%, 11/15/23 – FGIC Insured (UB)	11/16 at 100.00	A+	5,799,350
3,300	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	A+	3,541,626
4,335	5.000%, 11/15/25 – FGIC Insured (UB)	11/16 at 100.00	A+	4,623,668
10,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A, 0.000%, 9/01/41	No Opt. Call	Baa2	1,210,300
8,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/28 – NPFG Insured	9/20 at 63.99	Baa1	2,593,440
755	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/22 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2 (4)	854,607
1,000	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25	6/14 at 101.00	N/R	1,009,510
960	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	1,019,578
38,965	Total Colorado			25,485,532
	District of Columbia – 2.3% (1.6% of Total Investments)
825	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24	11/11 at 101.00	A1	825,404
4,250	District of Columbia, Revenue Bonds, National Public Radio, Series 2010A, 5.000%, 4/01/43	4/15 at 100.00	AA–	4,307,715
5,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	4,740,250
10,075	Total District of Columbia			9,873,369
	Florida – 7.7% (5.4% of Total Investments)
15,000	Jacksonville, Florida, Transportation Revenue Bonds, Series 2001, 5.250%, 10/01/29 – NPFG Insured	4/12 at 100.00	Aa2	15,013,200

72	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$3,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.375%, 10/01/32 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	$3,003,300
5,000	Orlando Utilities Commission, Florida, Subordinate Lien Water and Electric Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/21	No Opt. Call	Aa1	5,268,600
1,500	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 2003B, 5.000%, 10/01/22	No Opt. Call	Aa1	1,578,840
	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007:
2,000	5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	Baa1	1,893,520
1,500	5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	Baa1	1,376,160
5,000	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 5.250%, 10/01/27	10/17 at 100.00	BBB–	4,594,150
33,000	Total Florida			32,727,770
	Georgia – 2.7% (1.9% of Total Investments)
2,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	N/R	2,065,520
2,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.125%, 12/01/45	12/20 at 100.00	N/R	2,048,440
5,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.125%, 2/15/40	No Opt. Call	A+	4,825,950
2,500	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA+	2,741,600
11,500	Total Georgia			11,681,510
	Illinois – 16.5% (11.7% of Total Investments)
3,485	Chicago, Illinois, FHA/GNMA Collateralized Multifamily Housing Revenue Bonds, Stone Terrace Apartments, Series 2001A, 5.750%, 12/20/42 (Alternative Minimum Tax)	12/11 at 100.00	AA+	3,488,729
475	Chicago, Illinois, FNMA/GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 2001A, 6.250%, 10/01/32 (Alternative Minimum Tax)	4/12 at 104.50	Aaa	490,974
5,000	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/34 – FGIC Insured	No Opt. Call	Aa3	1,309,900
3,985	Chicago, Illinois, General Obligation Bonds, Series 2001A, 5.250%, 1/01/33 – NPFG Insured	1/12 at 100.00	Aa3	3,987,829
7,100	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	7,339,838
3,180	Illinois Development Finance Authority, Revenue Bonds, Chicago Charter School Foundation, Series 2002A, 6.250%, 12/01/32 (Pre-refunded 12/01/12)	12/12 at 100.00	N/R (4)	3,375,793
910	Illinois Development Finance Authority, Revenue Bonds, Illinois Wesleyan University, Series 2001, 5.500%, 9/01/32 – AMBAC Insured	3/12 at 100.00	BBB+	909,927
5,000	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa1	4,992,900
9,815	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/32 – NPFG Insured	5/17 at 100.00	Baa1	9,278,708
1,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2005, 5.250%, 8/15/20 – AGC Insured	8/15 at 100.00	AA+	1,039,130
2,500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB	2,615,250
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	2,634,500
6,965	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	Baa3	6,364,687
5,025	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.625%, 1/01/28	1/13 at 100.00	Baa1	5,026,809
2,215	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Series 2006C2, 5.050%, 8/01/27 (Alternative Minimum Tax)	2/16 at 100.00	AA	2,238,014
1,535	Illinois, Sales Tax Revenue Bonds, Series 2001, 5.500%, 6/15/16	No Opt. Call	AAA	1,539,712

Nuveen Investments	73

Nuveen Dividend Advantage Municipal Fund 2 (continued)
NXZ	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,500	Kane & DeKalb Counties, Illinois, Community United School District 301, General Obligation Bonds, Series 2006, 0.000%, 12/01/23 – NPFG Insured	No Opt. Call	Aa3	$1,388,075
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
7,500	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	AAA	2,515,650
10,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AAA	2,239,900
2,500	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 2002B, 0.000%, 6/15/21 – NPFG Insured	6/17 at 101.00	AAA	2,615,150
3,625	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2007, 4.700%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	3,061,458
3,360	Northfield Township High School District 225, Cook County, Illinois, Glenbrook, General Obligation School Bonds, Series 2007B, 0.000%, 12/01/24	12/16 at 69.01	AAA	1,866,480
90,175	Total Illinois			70,319,413
	Indiana – 4.6% (3.2% of Total Investments)
1,305	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%, 3/01/34 – AMBAC Insured	3/14 at 100.00	A	1,309,711
2,295	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.500%, 9/15/31	3/12 at 100.00	BBB	1,994,699
1,570	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus Regional Hospital, Series 1993, 7.000%, 8/15/15 – AGM Insured	No Opt. Call	AA+	1,726,984
2,305	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	BBB+	2,269,203
5,180	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	5,294,323
4,000	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 2003A, 5.000%, 6/01/23 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+ (4)	4,291,320
1,500	Marion High School Building Corporation, Grant County, Indiana, First Mortgage Bonds, Series 2003, 5.000%, 7/15/25 – NPFG Insured	7/13 at 100.00	AA+	1,580,355
6,100	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 1999, 5.800%, 2/15/24 (5)	2/12 at 100.00	N/R	1,046,028
24,255	Total Indiana			19,512,623
	Iowa – 1.5% (1.1% of Total Investments)
1,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Wartburg College, Series 2002, 5.500%, 10/01/28 (Pre-refunded 10/01/12) – ACA Insured	10/12 at 100.00	N/R (4)	1,047,420
6,340	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	BBB	5,333,398
7,340	Total Iowa			6,380,818
	Kentucky – 0.2% (0.2% of Total Investments)
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA+	1,058,620
	Louisiana – 5.3% (3.8% of Total Investments)
3,960	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	3,912,163
18,825	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	11/11 at 101.00	A–	18,837,425
22,785	Total Louisiana			22,749,588
	Maryland – 0.2% (0.1% of Total Investments)
1,000	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006, 4.500%, 11/01/36	11/16 at 100.00	BBB+	863,190
	Massachusetts – 0.4% (0.3% of Total Investments)
1,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	1,532,955

74	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 6.1% (4.4% of Total Investments)
$3,135	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 1998B Remarketed, 5.250%, 7/01/22 – NPFG Insured	7/17 at 100.00	A+	$3,273,567
5,865	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%, 7/01/32 – AGM Insured	7/13 at 100.00	AA+	5,885,528
2,910	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/36 – MBIA-NPFG Insured	7/16 at 100.00	A	2,887,389
6,880	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2010, 5.500%, 5/15/36	5/20 at 100.00	A2	6,938,067
3,300	Michigan Municipal Bond Authority, General Obligation Bonds, Detroit City School District, Series 2005, 5.000%, 6/01/19 – AGM Insured	6/15 at 100.00	AA+	3,406,029
4,000	Michigan Municipal Bond Authority, Public School Academy Revenue Bonds, Detroit Academy of Arts and Sciences Charter School, Series 2001A, 8.000%, 10/01/31	4/12 at 100.00	B1	3,842,320
26,090	Total Michigan			26,232,900
	Minnesota – 1.3% (0.9% of Total Investments)
5,000	Minneapolis, Minnesota, Health Care System Revenue Bonds,S Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA+	5,615,100
	Montana – 0.3% (0.3% of Total Investments)
1,480	Montana Board of Housing, Single Family Program Bonds, Series 2001A-2, 5.700%, 6/01/32 (Alternative Minimum Tax)	12/11 at 100.00	AA+	1,480,844
	Nevada – 4.6% (3.3% of Total Investments)
12,275	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 5.375%, 1/01/40 – AMBAC Insured (5)	1/12 at 100.00	N/R	2,823,250
3,500	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, Second Tier, Series 2000, 7.375%, 1/01/40 (5)	1/12 at 100.00	N/R	5,215
2,000	Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West, Series 2007B, Trust 2633, 18.807%, 7/01/31 – BHAC Insured (IF)	7/17 at 100.00	AA+	2,339,280
1,455	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2005A, 5.000%, 6/01/24 – FGIC Insured	No Opt. Call	AA+	1,557,330
5,040	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Improvement Series 2003A Refunding, 5.000%, 6/01/32 – FGIC Insured	12/12 at 100.00	AA+	5,083,949
5,625	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Improvement Series 2003A Refunding, 5.250%, 6/01/21 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 100.00	AA+ (4)	5,925,319
1,750	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A, Trust 2634, 18.534%, 7/01/31 – BHAC Insured (IF)	7/17 at 100.00	AA+	1,986,600
31,645	Total Nevada			19,720,943
	New Hampshire – 2.1% (1.5% of Total Investments)
8,000	New Hampshire Business Finance Authority, Pollution Control Remarketed Revenue Refunding Bonds, Connecticut Light and Power Company, Series 1992A, 5.850%, 12/01/22	4/12 at 100.50	BBB+	8,050,480
995	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Series 2001A, 5.700%, 1/01/31 (Alternative Minimum Tax)	11/11 at 100.00	Aa3	995,537
8,995	Total New Hampshire			9,046,017
	New Jersey – 2.6% (1.9% of Total Investments)
3,995	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)	11/11 at 100.00	B	3,994,481
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BBB–	613,404
265	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	273,514

Nuveen Investments	75

Nuveen Dividend Advantage Municipal Fund 2 (continued)
NXZ	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003:
$2,200	6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	$2,377,606
425	6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	467,751
3,085	6.250%, 6/01/43 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	3,370,980
10,570	Total New Jersey			11,097,736
	New York – 6.2% (4.4% of Total Investments)
12,020	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/46	No Opt. Call	BBB–	1,375,328
4,250	Dormitory Authority of the State of New York, Insured Revenue Bonds, New York University, Series 2001-2, 5.000%, 7/01/31 – AMBAC Insured	1/12 at 100.00	AA+	4,262,240
1,600	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	No Opt. Call	A	1,627,520
12,800	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/32 – AGM Insured (UB)	11/16 at 100.00	AA–	12,905,984
5,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/12 at 101.00	B–	4,645,800
1,670	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/36	12/20 at 100.00	BBB–	1,733,811
37,340	Total New York			26,550,683
	North Carolina – 0.7% (0.5% of Total Investments)
2,950	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Johnson and Wales University, Series 2003A, 5.000%, 4/01/33 – SYNCORA GTY Insured	4/13 at 100.00	N/R	2,944,100
	Ohio – 1.9% (1.3% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
10,000	5.750%, 6/01/34	6/17 at 100.00	BB–	7,257,600
1,000	5.875%, 6/01/47	6/17 at 100.00	BB–	710,380
11,000	Total Ohio			7,967,980
	Oklahoma – 1.1% (0.8% of Total Investments)
1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	998,130
3,500	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2010A, 5.250%, 6/01/40	6/20 at 100.00	A	3,748,080
4,500	Total Oklahoma			4,746,210
	Puerto Rico – 3.4% (2.4% of Total Investments)
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	2,702,100
9,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	9,449,464
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
30,000	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Aa2	1,942,200
6,150	0.000%, 8/01/56	No Opt. Call	Aa2	350,550
47,960	Total Puerto Rico			14,444,314
	South Carolina – 2.4% (1.7% of Total Investments)
2,500	Florence County, South Carolina, Hospital Revenue Bonds, McLeod Regional Medical Center, Series 2004A, 5.250%, 11/01/23 – AGM Insured	11/14 at 100.00	AA+	2,606,550
21,570	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	7,859,892
24,070	Total South Carolina			10,466,442

76	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 26.4% (18.7% of Total Investments)
$4,000	Board of Regents, University of Texas System, Financing System Revenue Refunding Bonds, Series 2006B, 5.000%, 8/15/31	No Opt. Call	AAA	$4,352,520
1,250	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.000%, 1/01/41	1/21 at 100.00	BBB–	1,261,888
10,000	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/45 – FGIC Insured	1/15 at 100.00	BBB	8,647,600
	Dallas-Fort Worth International Airport Public Facility Corporation, Texas, Airport Hotel Revenue Bonds, Series 2001:
15,000	5.250%, 1/15/26 – AGM Insured	1/12 at 100.00	AA+	15,010,200
1,750	5.200%, 1/15/31 – AGM Insured	1/12 at 100.00	AA+	1,750,385
6,000	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A, 7.125%, 9/01/34	9/14 at 100.00	N/R	6,001,920
3,500	Fort Bend County, Texas, General Obligation Bonds, Toll Road Series 2006, 5.000%, 3/01/32 – NPFG Insured	9/13 at 100.00	AA+	3,568,215
10,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	4/12 at 100.00	Ba2	10,047,700
31,170	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/11 at 100.00	Baa1	26,074,952
1,845	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/37 – NPFG Insured	11/31 at 69.08	Baa1	273,983
4,465	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004-A3, 0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	Baa1	767,667
40,000	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/40 – NPFG Insured	11/30 at 54.04	Baa1	5,737,600
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
5,000	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A2	1,587,650
5,540	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	1,639,286
4,285	Little Elm Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2006, 5.000%, 8/15/37	8/16 at 100.00	AAA	4,503,192
10,000	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008D, 0.000%, 1/01/28 – AGC Insured	No Opt. Call	AA–	4,130,300
3,295	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Series 2007, Residuals 1760-3, 17.044%, 2/15/36 (IF)	2/17 at 100.00	AA–	3,394,509
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	A1	2,957,453
1,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/28 – AMBAC Insured	8/12 at 39.43	BBB+	360,810
10,500	Texas, General Obligation Bonds, Water Financial Assistance Program, Series 2001, 5.250%, 8/01/35	2/12 at 100.00	Aaa	10,532,760
171,490	Total Texas			112,600,590
	Washington – 2.4% (1.7% of Total Investments)
2,500	King County School District 001 Seattle, Washington, General Obligation Bonds, Series 2007A, 5.000%, 6/01/12	No Opt. Call	Aaa	2,569,525
3,780	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	3,833,714
2,940	Washington State Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39	12/20 at 100.00	Baa2	2,785,238
845	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	A3	859,390
10,065	Total Washington			10,047,867

Nuveen Investments	77

Nuveen Dividend Advantage Municipal Fund 2 (continued)
NXZ	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia – 2.3% (1.7% of Total Investments)
$2,950	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company Project, Series 2010, 5.375%, 12/01/38	12/20 at 100.00	BBB	$3,022,275
6,720	West Virginia University, University Revenue Improvement Bonds, West Virginia University Projects, Series 2004C, 5.000%, 10/01/34 – FGIC Insured	10/14 at 100.00	Aa3	6,957,552
9,670	Total West Virginia			9,979,827
	Wisconsin – 1.0% (0.7% of Total Investments)
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2002A, 7.375%, 5/01/26 (Pre-refunded 5/01/12)	5/12 at 100.00	N/R (4)	1,035,109
3,640	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	BBB+	3,296,965
4,640	Total Wisconsin			4,332,074
$799,945	Total Investments (cost $601,166,992) – 140.9%			601,940,274
	Floating Rate Obligations – (4.3)%			(18,260,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (45.9)% (6)			(196,000,000)
	Other Assets Less Liabilities – 9.3%			39,404,596
	Net Assets Applicable to Common Shares – 100%			$427,084,870

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments are 32.6%.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

78	Nuveen Investments

Nuveen Dividend Advantage Municipal Fund 3
NZF	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 138.4% (96.6% of Total Investments)
	Alabama – 0.6% (0.4% of Total Investments)
$3,500	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+	$3,566,185
	Alaska – 0.1% (0.1% of Total Investments)
1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	B2	633,910
	Arizona – 1.0% (0.7% of Total Investments)
3,390	Arizona State Transportation Board, Highway Revenue Bonds, Series 2006, Trust 3151, 13.416%, 7/01/16 (IF)	No Opt. Call	AAA	4,026,710
2,200	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A	1,995,334
5,590	Total Arizona			6,022,044
	California – 15.6% (10.9% of Total Investments)
	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A:
2,220	5.000%, 3/01/28	3/13 at 100.00	A	2,220,000
140	5.000%, 3/01/33	3/13 at 100.00	A	137,201
1,670	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Series 2008A-2, RMKT, 5.250%, 11/15/40	No Opt. Call	Aa3	1,709,880
3,400	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	3,572,210
2,900	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	2,857,196
5,355	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.584%, 5/15/14 (IF)	No Opt. Call	AA–	6,389,640
20	California, General Obligation Veterans Welfare Bonds, Series 2001BZ, 5.350%, 12/01/21 – NPFG Insured (Alternative Minimum Tax)	12/11 at 100.00	AA	20,020
	Ceres Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002B:
2,180	0.000%, 8/01/31 – FGIC Insured	8/12 at 32.87	A+	578,092
3,300	0.000%, 8/01/32 – FGIC Insured	8/12 at 30.97	A+	818,202
11,865	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	BB+	7,726,488
7,150	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B, 6.125%, 7/15/40	7/21 at 100.00	Aa2	8,079,000
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.000%, 7/01/41	1/21 at 100.00	AA	10,529,000
	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Refunding Bonds, LAXFUEL Corporation at Los Angeles International Airport, Series 2001:
10,510	5.750%, 1/01/16 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	A–	10,552,776
5,000	5.375%, 1/01/21 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	A–	5,006,350
1,500	5.250%, 1/01/23 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	A–	1,500,840
10,000	5.500%, 1/01/32 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	A–	9,650,900
12,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40	8/30 at 100.00	A+	7,770,360
3,850	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2011, 0.000%, 10/01/28 – AGM Insured	10/21 at 100.00	AA–	3,036,187
3,550	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	3,622,562
3,000	San Diego Community College District, California, General Obligation Bonds, Tender Option Bond Trust 1005, 13.606%, 8/01/41 (IF)	8/21 at 100.00	AA+	3,589,140

Nuveen Investments	79

Nuveen Dividend Advantage Municipal Fund 3 (continued)
NZF	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$10,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%, 1/15/35 – NPFG Insured	No Opt. Call	Baa1	$1,406,100
3,000	San Mateo County Community College District, California, General Obligation Bonds, Series 2006C, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	Aaa	1,096,950
112,610	Total California			91,869,094
	Colorado – 5.5% (3.8% of Total Investments)
2,250	Canterberry Crossing Metropolitan District II, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2002, 7.375%, 12/01/32 (Pre-refunded 12/01/12)	12/12 at 100.00	N/R (4)	2,395,215
1,535	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Belle Creek Education Center, Series 2002A, 7.625%, 3/15/32 (Pre-refunded 3/15/13)	3/13 at 100.00	N/R (4)	1,668,345
3,090	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.400%, 5/01/26	5/16 at 102.00	N/R	2,631,629
3,380	Colorado Housing Finance Authority, Multifamily Project Bonds, Class I, Series 2001A-1, 5.500%, 4/01/31 (Alternative Minimum Tax)	4/12 at 100.00	AAA	3,381,251
5,000	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A, 5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	4,120,150
	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006:
5,365	5.000%, 11/15/23 – FGIC Insured	11/16 at 100.00	A+	5,799,350
3,300	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	A+	3,541,626
4,335	5.000%, 11/15/25 – FGIC Insured	11/16 at 100.00	A+	4,623,668
	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007:
950	5.125%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	841,615
2,000	5.250%, 12/01/36 – RAAI Insured	12/17 at 100.00	N/R	1,664,660
1,000	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25	6/14 at 101.00	N/R	1,009,510
630	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	669,098
32,835	Total Colorado			32,346,117
	Connecticut – 0.3% (0.2% of Total Investments)
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford Healthcare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	1,491,855
	Delaware – 0.1% (0.1% of Total Investments)
520	Delaware State Housing Authority, Multifamily Mortgage Revenue Bonds, Series 2001A, 5.400%, 7/01/24	7/12 at 100.00	Aa3	536,853
	District of Columbia – 0.8% (0.6% of Total Investments)
1,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.616%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	1,367,360
3,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1730, 11.592%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	3,415,840
4,670	Total District of Columbia			4,783,200
	Florida – 3.3% (2.3% of Total Investments)
4,980	Broward County, Florida, Airport System Revenue Refunding Bonds, Series 2009O, 5.375%, 10/01/29	10/19 at 100.00	A+	5,241,898
	Orange County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Oak Glen Apartments, Series 2001G:
1,105	5.400%, 12/01/32 – AGM Insured	12/11 at 100.00	AA+	1,105,343
2,195	5.450%, 12/01/41 – AGM Insured	12/11 at 100.00	AA+	2,195,329
5,000	Orlando-Orange County Expressway Authority, Florida, Expressway Revenue Bonds, Series 2003B, 5.000%, 7/01/30 – AMBAC Insured	7/13 at 100.00	A	5,059,050

80	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$5,455	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	$5,450,309
1,000	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.650%, 5/01/40 (5)	5/18 at 100.00	N/R	623,180
19,735	Total Florida			19,675,109
	Georgia – 4.9% (3.4% of Total Investments)
15,000	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2010C, 5.250%, 1/01/30	1/21 at 100.00	A1	15,842,250
2,700	Atlanta, Georgia, Tax Allocation Bonds, Atlantic Station Project, Series 2001, 7.900%, 12/01/24 (Pre-refunded 12/01/11)	12/11 at 101.00	AAA	2,744,280
3,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.125%, 12/01/45	12/20 at 100.00	N/R	3,072,660
2,000	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A, 5.125%, 7/01/42	7/17 at 100.00	N/R	1,363,700
5,000	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 1/01/35 – FGIC Insured	1/14 at 100.00	AA–	5,127,050
500	Gainesville Redevelopment Authority, Georgia, Educational Facilities Revenue Bonds, Riverside Military Academy Project, Series 2007, 5.125%, 3/01/37	3/17 at 100.00	N/R	367,470
28,200	Total Georgia			28,517,410
	Illinois – 12.4% (8.6% of Total Investments)
2,200	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40 (WI/DD, Settling 11/04/11)	12/21 at 100.00	AA	2,270,312
8,375	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 2001A, 5.500%, 1/01/19 – AGM Insured (Alternative Minimum Tax)	1/12 at 100.00	AA+	8,399,706
4,950	Chicago, Illinois, Second Lien Passenger Facility Charge Revenue Bonds, O’Hare International Airport, Series 2001A, 5.375%, 1/01/32 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	A2	4,950,297
2,220	Chicago, Illinois, Second Lien Wastewater Transmission Revenue Bonds, Series 2001A, 5.500%, 1/01/16 – NPFG Insured	No Opt. Call	Aa3	2,462,868
1,165	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.000%, 1/01/33 – FGIC Insured	1/16 at 100.00	A1	1,172,095
8,875	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	9,174,798
2,415	Illinois Finance Authority, General Obligation Debt Certificates, Local Government Program – Kankakee County, Series 2005B, 5.000%, 12/01/24 – AMBAC Insured	12/14 at 100.00	A2	2,471,028
3,465	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	3,190,052
9,000	Illinois Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2001, 5.875%, 12/01/31	12/11 at 101.00	BBB–	9,009,900
5,000	Lake County School District 38, Big Hallow, Illinois, General Obligation Bonds, Series 2005, 0.000%, 2/01/22 – AMBAC Insured	No Opt. Call	N/R	2,727,200
7,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	4,707,430
12,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	AAA	12,276,120
45,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/43 – AGM Insured	No Opt. Call	AAA	6,719,400
2,790	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1998A, 5.500%, 6/15/29 – FGIC Insured	No Opt. Call	AAA	3,107,669
114,455	Total Illinois			72,638,875
	Indiana – 6.5% (4.5% of Total Investments)
	Clark-Pleasant Community School Building Corporation, Indiana, First Mortgage Bonds, Series 2001:
1,255	5.000%, 7/15/21 (Pre-refunded 1/15/12) – AMBAC Insured	1/12 at 100.00	AA+ (4)	1,267,425
1,000	5.000%, 1/15/26 (Pre-refunded 1/15/12) – AMBAC Insured	1/12 at 100.00	AA+ (4)	1,009,900

Nuveen Investments	81

Nuveen Dividend Advantage Municipal Fund 3 (continued)
NZF	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
	Evansville Vanderburgh Public Library Lease Corporation, Indiana, First Mortgage Bonds, Series 2001:
$2,000	5.750%, 7/15/18 (Pre-refunded 1/15/12) – NPFG Insured	1/12 at 100.00	A+ (4)	$2,022,880
2,750	5.125%, 1/15/24 (Pre-refunded 1/15/12) – NPFG Insured	1/12 at 100.00	A+ (4)	2,777,940
1,250	Hamilton Southeastern Cumberland Campus School Building Corporation, Indiana, First Mortgage Bonds, Series 2001, 5.125%, 1/15/23 (Pre-refunded 1/15/12) – AMBAC Insured	1/12 at 100.00	A (4)	1,262,700
6,885	Indiana Educational Facilities Authority, Revenue Bonds, Butler University, Series 2001, 5.500%, 2/01/26 – NPFG Insured	2/12 at 100.00	Baa1	6,903,176
4,230	Indiana Finance Authority, Educational Facilities Revenue Bonds, Tudor Park Foundation, Series 2005B, 5.000%, 6/01/24	6/15 at 100.00	Aa3	4,420,646
6,700	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	6,812,426
2,600	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 – AMBAC Insured	5/15 at 100.00	A	2,541,994
3,500	University of Southern Indiana, Student Fee Revenue Bonds, Series 2001H, 5.000%, 10/01/21 – AMBAC Insured	4/12 at 100.00	A1	3,505,250
	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007:
2,500	5.750%, 9/01/42	9/17 at 100.00	N/R	2,269,825
2,500	5.800%, 9/01/47	9/17 at 100.00	N/R	2,277,575
1,090	Wayne County Jail Holding Corporation, Indiana, First Mortgage Bonds, Series 2001, 5.500%, 7/15/22 (Pre-refunded 1/15/13) – AMBAC Insured	1/13 at 101.00	A1 (4)	1,168,349
38,260	Total Indiana			38,240,086
	Iowa – 0.5% (0.3% of Total Investments)
2,000	Iowa Finance Authority, Healthcare Revenue Bonds, Great River Medical Center, Series 2001, 5.250%, 5/15/31 – AGM Insured	11/11 at 100.00	Aa3	2,000,080
1,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	6/15 at 100.00	BBB	717,460
3,000	Total Iowa			2,717,540
	Kansas – 0.3% (0.2% of Total Investments)
	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B:
1,000	5.125%, 5/15/37	5/14 at 103.00	N/R	818,730
1,000	5.125%, 5/15/42	5/14 at 103.00	N/R	805,810
2,000	Total Kansas			1,624,540
	Kentucky – 1.2% (0.8% of Total Investments)
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/42 – AGC Insured	6/18 at 100.00	AA+	1,060,350
5,400	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29	6/21 at 100.00	Aa3	5,744,682
6,400	Total Kentucky			6,805,032
	Louisiana – 7.6% (5.3% of Total Investments)
2,000	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	Baa2	2,005,500
3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	3,136,680
10,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2011, 5.000%, 10/01/41	10/21 at 100.00	A+	10,003,400
3,700	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	3,550,779
4,425	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.750%, 5/15/41	5/21 at 100.00	Baa1	4,785,107
20,890	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	11/11 at 101.00	A–	20,903,787
44,015	Total Louisiana			44,385,253

82	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maine – 0.2% (0.1% of Total Investments)
$1,075	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2001B, 5.500%, 11/15/32 (Alternative Minimum Tax)	11/11 at 100.00	AA+	$1,075,409
	Maryland – 2.4% (1.7% of Total Investments)
1,000	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007B, 5.250%, 4/01/37	4/17 at 100.00	N/R	714,240
1,135	Maryland Community Development Administration, Insured Multifamily Housing Mortgage Loan Revenue Bonds, Series 2001B, 5.250%, 7/01/21 (Pre-refunded 11/21/11) (Alternative Minimum Tax)	11/11 at 100.00	Aa2 (4)	1,137,894
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R	1,242,520
10,600	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	3/12 at 100.00	N/R	10,674,200
555	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	513,930
15,290	Total Maryland			14,282,784
	Massachusetts – 3.6% (2.5% of Total Investments)
1,375	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	10/12 at 102.00	N/R	1,175,941
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB–	844,850
1,600	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	1,605,264
1,505	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2008, Trust 3145, 15.393%, 6/01/16 (IF)	No Opt. Call	AA	1,589,491
400	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A	413,216
5,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R	4,617,700
3,465	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB), (6)	2/17 at 100.00	AA+	3,480,558
7,165	Metropolitan Boston, Massachusetts, Transit Parking Corporation, Systemwide Parking Revenue Bonds, Senior Lien Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	7,316,038
21,510	Total Massachusetts			21,043,058
	Michigan – 8.1% (5.6% of Total Investments)
15,000	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)	No Opt. Call	Aa2	16,602,150
2,000	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A, 5.000%, 8/15/38	8/17 at 100.00	N/R	1,420,560
2,750	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds Series 2011A, 5.500%, 7/01/41	7/21 at 100.00	AA–	3,032,618
5,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	No Opt. Call	AA	4,988,550
2,250	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-I-A, 5.375%, 10/15/41	No Opt. Call	Aa3	2,413,080
2,395	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Sisters of Mercy Health Corporation, Series 1993P, 5.375%, 8/15/14 – NPFG Insured (ETM)	No Opt. Call	BBB (4)	2,563,369
2,865	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)	12/16 at 100.00	AA	2,913,075
635	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16) (UB)	12/16 at 100.00	N/R (4)	748,595
12,640	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Series 2001M, 5.250%, 11/15/31 – NPFG Insured	11/11 at 100.00	A1	12,639,494
45,535	Total Michigan			47,321,491

Nuveen Investments	83

Nuveen Dividend Advantage Municipal Fund 3 (continued)
NZF	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota – 1.2% (0.9% of Total Investments)
$2,185	Dakota County Community Development Agency, Minnesota, GNMA Collateralized Multifamily Housing Revenue Bonds, Rose Apartments Project, Series 2001, 6.350%,10/20/37 (Alternative Minimum Tax)	4/12 at 105.00	Aaa	$2,265,233
3,000	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+	3,625,770
1,375	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/16 at 100.00	N/R	1,245,503
6,560	Total Minnesota			7,136,506
	Mississippi – 0.9% (0.6% of Total Investments)
2,155	Mississippi Business Finance Corporation, GNMA Collateralized Retirement Facility Mortgage Revenue Refunding Bonds, Aldersgate Retirement Community Inc. Project, Series 1999A, 5.450%, 5/20/34	11/11 at 101.00	AA+	2,163,469
3,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA	3,091,200
5,155	Total Mississippi			5,254,669
	Missouri – 3.3% (2.3% of Total Investments)
1,495	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	N/R	1,333,017
1,000	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007, 5.000%, 12/01/32	12/17 at 100.00	N/R	813,320
1,825	Fenton, Missouri, Tax Increment Refunding and Improvement Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2002, 6.125%, 10/01/21 (Pre-refunded 10/01/12)	10/12 at 100.00	N/R (4)	1,922,838
	Missouri Development Finance Board, Cultural Facilities Revenue Bonds, Nelson Gallery Foundation, Series 2001A:
3,335	5.250%, 12/01/19 (Pre-refunded 12/01/11) – NPFG Insured	12/11 at 100.00	AA– (4)	3,348,974
3,510	5.250%, 12/01/20 (Pre-refunded 12/01/11) – NPFG Insured	12/11 at 100.00	AA– (4)	3,524,707
3,695	5.250%, 12/01/21 (Pre-refunded 12/01/11) – NPFG Insured	12/11 at 100.00	AA– (4)	3,710,482
2,040	5.250%, 12/01/22 (Pre-refunded 12/01/11) – NPFG Insured	12/11 at 100.00	AA– (4)	2,048,548
2,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AAA	2,760,500
19,400	Total Missouri			19,462,386
	Montana – 0.9% (0.6% of Total Investments)
5,000	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	7/12 at 100.00	B+	5,037,950
	Nebraska – 1.1% (0.7% of Total Investments)
4,330	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2010A, 6.050%, 9/01/41	2/17 at 100.00	AA+	4,689,693
1,005	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2006A, Trust 11673, 19.838%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	1,578,041
5,335	Total Nebraska			6,267,734
	Nevada – 6.3% (4.4% of Total Investments)
10,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	10,736,200
6,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	Aa3	6,174,120
2,000	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 5.375%, 1/01/40 – AMBAC Insured (5)	1/12 at 100.00	N/R	460,000
4,000	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, Second Tier, Series 2000, 7.375%, 1/01/40 (5)	1/12 at 100.00	N/R	5,960
5,000	Henderson, Nevada, General Obligation Sewer Bonds, Series 2004, 5.000%, 6/01/34 – FGIC Insured	12/14 at 100.00	AA+	5,099,150
10,000	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+	10,248,300
4,290	University of Nevada, Revenue Bonds, Community College System, Series 2001A, 5.250%, 7/01/26 (Pre-refunded 1/01/12) – FGIC Insured	1/12 at 100.00	Aa2 (4)	4,326,251
41,290	Total Nevada			37,049,981

84	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Hampshire – 0.3% (0.2% of Total Investments)
$2,000	New Hampshire Health and Education Authority, Hospital Revenue Bonds, Concord Hospital, Series 2001, 5.500%, 10/01/21 – AGM Insured	10/12 at 100.50	Aa3	$2,022,980
	New Jersey – 4.9% (3.4% of Total Investments)
10,000	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, American Water Company, Series 2002A, 5.250%, 11/01/32 – AMBAC Insured (Alternative Minimum Tax)	11/12 at 101.00	A2	10,127,600
620	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Ba2	484,834
4,125	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2002A, 5.500%, 9/15/13 – AMBAC Insured	No Opt. Call	Aa3	4,420,144
12,970	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/33	No Opt. Call	A+	3,451,187
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	5,553,000
7,045	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	BB+	4,734,733
54,760	Total New Jersey			28,771,498
	New York – 7.0% (4.9% of Total Investments)
900	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/32	4/17 at 100.00	N/R	763,830
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,275	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,325,477
3,400	0.000%, 7/15/44	No Opt. Call	BBB–	447,848
4,675	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/41	3/21 at 100.00	AAA	4,978,875
1,780	East Rochester Housing Authority, New York, GNMA Secured Revenue Bonds, Gates Senior Housing Inc., Series 2001, 5.300%, 4/20/31	4/12 at 101.00	N/R	1,782,528
2,100	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	No Opt. Call	A	2,227,722
5,010	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	4,561,705
2,800	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA+	2,941,512
750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	A	775,418
4,155	Monroe County Airport Authority, New York, Revenue Refunding Bonds, Greater Rochester International Airport, Series 1999, 5.750%, 1/01/13 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	Baa1	4,315,258
8,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	B–	7,428,880
3,125	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	3,441,781
910	New York City, New York, General Obligation Bonds, Fiscal Series 2002G, 5.625%, 8/01/20 – NPFG Insured	8/12 at 100.00	AA	942,978
1,590	New York City, New York, General Obligation Bonds, Fiscal Series 2002G, 5.625%, 8/01/20 (Pre-refunded 8/01/12) – NPFG Insured	8/12 at 100.00	AA (4)	1,654,141
3,000	New York State Power Authority, General Revenue Bonds, Series 2011A, 5.000%, 11/15/38	11/21 at 100.00	Aa2	3,234,420
43,470	Total New York			40,822,373
	North Carolina – 1.1% (0.8% of Total Investments)
1,710	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008, Trust 1149, 14.799%, 7/15/32 (IF), (6)	1/18 at 100.00	AA–	1,742,781
1,200	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care System Revenue Bonds, Carolinas Health Care, Series 2007A, 5.000%, 1/15/31	1/17 at 100.00	AA–	1,226,652
1,750	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 4.875%, 1/15/32 (Pre-refunded 1/15/15)	1/15 at 100.00	AA+ (4)	1,975,820

Nuveen Investments	85

Nuveen Dividend Advantage Municipal Fund 3 (continued)
NZF	Portfolio of Investments

October 31, 2011
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$515	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.500%,1/01/13 (ETM)	No Opt. Call	N/R (4)	$545,946
1,085	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.500%, 1/01/13	No Opt. Call	A	1,144,935
6,260	Total North Carolina			6,636,134
	Ohio – 2.0% (1.4% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
4,735	5.125%, 6/01/24	6/17 at 100.00	BB–	3,648,365
710	5.875%, 6/01/30	6/17 at 100.00	BB–	536,817
685	5.750%, 6/01/34	6/17 at 100.00	BB–	497,146
1,570	5.875%, 6/01/47	6/17 at 100.00	BB–	1,115,297
5,800	Franklin County, Ohio, Hospital Revenue Bonds, Ohio Health Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA	5,833,988
13,500	Total Ohio			11,631,613
	Oklahoma – 2.0% (1.4% of Total Investments)
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
4,370	5.000%, 2/15/37	2/17 at 100.00	A	4,421,260
955	5.000%, 2/15/42	2/17 at 100.00	A	963,538
6,305	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	6,399,890
88	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2008, Trust 3500, 8.415%, 6/15/30 (IF)	12/16 at 100.00	AA+	90,408
11,718	Total Oklahoma			11,875,096
	Oregon – 0.8% (0.6% of Total Investments)
4,700	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, PeaceHealth Project, Series 2001, 5.250%, 11/15/21 – AMBAC Insured	11/11 at 101.00	A+	4,753,392
	Pennsylvania – 1.7% (1.2% of Total Investments)
500	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	417,070
3,500	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A, 6.600%, 1/01/19 (Alternative Minimum Tax)	1/12 at 100.00	CC	1,981,140
1,400	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, St. Joseph’s University, Series 2010A, 5.000%, 11/01/40	11/20 at 100.00	A–	1,419,754
5,705	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2002B, 5.625%, 8/01/16 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	Aa2 (4)	5,935,140
11,105	Total Pennsylvania			9,753,104
	Puerto Rico – 0.4% (0.3% of Total Investments)
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	Aa2	2,570,800
	Tennessee – 0.3% (0.2% of Total Investments)
3,680	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006, 0.000%, 1/01/41	1/17 at 30.07	A	627,477
275	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	259,515
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
800	5.500%, 11/01/37 (5), (7)	11/17 at 100.00	N/R	59,280
2,800	5.500%, 11/01/46 (5), (7)	11/17 at 100.00	N/R	207,480
660	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2001-3A, 5.200%, 7/01/22 (Alternative Minimum Tax)	1/12 at 100.00	AA+	660,403
8,215	Total Tennessee			1,814,155

86	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 18.0% (12.6% of Total Investments)
$5,445	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)	2/17 at 100.00	AAA	$5,515,513
2,700	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB–	2,753,460
4,500	Colorado River Municipal Water District, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 1/01/36	1/21 at 100.00	AA–	4,720,635
3,135	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A, 5.500%, 11/01/35 – NPFG Insured (Alternative Minimum Tax)	11/11 at 100.00	A+	3,135,596
5,000	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A, 7.000%, 9/01/25	9/14 at 100.00	N/R	5,036,200
10,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2011D, 5.000%, 11/15/40	11/21 at 100.00	AA	10,653,900
4,965	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B, 5.250%, 9/01/27	No Opt. Call	A2	5,102,034
6,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2001B, 5.500%, 12/01/29 – NPFG Insured (ETM)	No Opt. Call	AA+ (4)	7,667,820
	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2001A:
2,525	5.500%, 7/01/13 – FGIC Insured (Alternative Minimum Tax)	1/12 at 100.00	A	2,543,988
2,905	5.500%, 7/01/14 – FGIC Insured (Alternative Minimum Tax)	1/12 at 100.00	A	2,926,846
14,200	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Series 2007A, 4.750%, 8/01/43 (UB)	8/16 at 100.00	AAA	14,516,944
8,000	Lower Colorado River Authority, Texas, Transmission Contract Refunding Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding & Improvement Series 2010, 5.000%, 5/15/40	5/20 at 100.00	A	8,158,560
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series 2011A, 7.250%, 4/01/36	4/21 at 100.00	N/R	1,823,710
2,500	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A3	2,610,000
3,150	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	3,247,682
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011C:
4,370	0.000%, 9/01/43	9/31 at 100.00	AA	2,420,062
9,130	0.000%, 9/01/45	9/31 at 100.00	AA	5,593,312
3,500	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Series 2010, 5.000%, 10/01/41	No Opt. Call	AA–	3,638,985
7,700	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA–	7,758,135
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
9,110	0.000%, 8/15/37	8/15 at 31.98	AAA	2,427,268
9,110	0.000%, 8/15/40	8/15 at 27.11	AAA	2,053,303
7,110	0.000%, 8/15/44	8/15 at 21.88	AAA	1,290,323
126,805	Total Texas			105,594,276
	Utah – 0.4% (0.3% of Total Investments)
	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001E:
630	5.200%, 1/01/18 (Alternative Minimum Tax)	1/12 at 100.00	AA–	632,293
240	5.500%, 1/01/23 (Alternative Minimum Tax)	1/12 at 100.00	Aaa	247,999
	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001F-1:
965	4.950%, 7/01/18 (Alternative Minimum Tax)	1/12 at 100.00	AA–	980,623
355	5.300%, 7/01/23 (Alternative Minimum Tax)	1/12 at 100.00	Aaa	365,100
2,190	Total Utah			2,226,015
	Virginia – 0.1% (0.1% of Total Investments)
1,000	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005, 5.375%, 12/01/28	12/15 at 100.00	N/R	870,920

Nuveen Investments	87

Nuveen Dividend Advantage Municipal Fund 3 (continued)
NZF	Portfolio of Investments
October 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 9.1% (6.4% of Total Investments)
	Bellingham Housing Authority, Washington, Housing Revenue Bonds, Varsity Village Project, Series 2001A:
$1,000	5.500%, 12/01/27 – NFPG Insured	12/11 at 100.00	Aaa	$1,001,350
2,000	5.600%, 12/01/36 – NFPG Insured	12/11 at 100.00	Aaa	2,002,280
2,500	King County, Washington, Sewer Revenue Bonds, Series 2009, 5.250%, 1/01/42 Port of Seattle, Washington, Revenue Bonds, Series 2001B:	1/19 at 100.00	AA+	2,692,100
2,535	5.625%, 4/01/18 – FGIC Insured (Alternative Minimum Tax)	4/12 at 100.00	Aa2	2,543,949
16,000	5.100%, 4/01/24 – FGIC Insured (Alternative Minimum Tax) (UB)	1/12 at 100.00	Aa2	16,011,200
5,205	Port of Seattle, Washington, Revenue Bonds, Series 2005A, 5.000%, 3/01/35 – NPFG Insured	3/15 at 100.00	Aa3	5,339,185
4,530	Tacoma, Washington, Solid Waste Utility Revenue Refunding Bonds, Series 2001, 5.250%, 12/01/21 (Pre-refunded 12/01/11) – AMBAC Insured	12/11 at 100.00	AA (4)	4,549,162
10,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health, Series 2011A, 5.000%, 2/01/41 (WI/DD, Settling 11/10/11)	2/21 at 100.00	AA	9,945,901
3,410	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	3,458,457
	Washington State Health Care Facilities Authority, Revenue Bonds, Group Health Cooperative of Puget Sound, Series 2001:
3,005	5.375%, 12/01/17 – AMBAC Insured	12/11 at 101.00	BBB	3,037,393
2,915	5.375%, 12/01/18 – AMBAC Insured	12/11 at 101.00	BBB	2,942,692
53,100	Total Washington			53,523,669
	Wisconsin – 1.6% (1.2% of Total Investments)
	Appleton, Wisconsin, Waterworks Revenue Refunding Bonds, Series 2001:
3,705	5.375%, 1/01/20 (Pre-refunded 1/01/12) – FGIC Insured	1/12 at 100.00	N/R (4)	3,736,936
1,850	5.000%, 1/01/21 (Pre-refunded 1/01/12) – FGIC Insured	1/12 at 100.00	N/R (4)	1,864,799
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007, 5.000%, 9/01/33	9/17 at 100.00	BBB+	927,829
350	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert and Community Health Obligated Group, Series 2001, 5.375%, 10/01/30	10/12 at 100.00	AA–	352,628
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2001B, 6.000%, 2/15/25	2/12 at 100.00	BBB+	2,505,224
330	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%, 8/15/33	8/13 at 100.00	BBB+	294,564
9,735	Total Wisconsin			9,681,980
$935,498	Total Municipal Bonds (cost $809,450,354)			812,333,076

Shares	Description (1)			Value
	Investment Companies – 0.6% (0.4% of Total Investments)
6,266	BlackRock MuniHoldings Fund Inc.			$99,629
26,880	Dreyfus Strategic Municipals Inc.			231,168
131,278	DWS Municipal Income Trust			1,659,354
43,020	Invesco Van Kampen Investment Grade Municipal Trust			615,186
30,000	Invesco Van Kampen Municipal Opportunity Trust			409,500
43,420	PIMCO Municipal Income Fund II			479,791
	Total Investment Companies (cost $3,325,133)			3,494,628

88	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Short-Term Investments – 4.3% (3.0% of Total Investments)
	Illinois – 1.5% (1.1% of Total Investments)
$9,000	Chicago, Illinois, General Obligation Bonds, Tender Option Bonds Trust 3190, Variable Rate Demand Series, 0.140%, 1/01/17 (8)	No Opt. Call	N/R	$9,000,000
	South Carolina – 0.8% (0.6% of Total Investments)
5,990	South Carolina Educational Facilities Authority, Charleston Southern University Education Facilities Revenue Bond, Variable Rate Demand Series 2003, 0.200%, 4/01/28 (8)	2/12 at 100.00	N/R	4,730,000
	Texas – 1.0% (0.7% of Total Investments)
4,730	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Tender Option Bond Trust 3181, Variable Rate Demand Series, 0.240%, 1/01/12 - AGM Insured (8)	No Opt. Call	AA+	5,990,000
	Washington – 1.0% (0.6% of Total Investments)
5,480	Bellingham, Washington, Water and Sewer Revenue Bonds, Tender Option Bond Trust 11981X, Variable Rate Demand Series, 0.150%, 8/01/19 (8)	No Opt. Call	Aa2	5,480,000
$25,200	Total Short-Term Investments (cost $25,200,000)			25,200,000
	Total Investments (cost $837,975,487) – 143.3%			841,027,704
	Floating Rate Obligations – (9.5)%			(55,612,000)
	MuniFund Rate Term Preferred Shares, at Liquidation Value – (11.9)% (9)			(70,000,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value - (28.8)% (9)			(169,200,000)
	Other Assets Less Liabilities – 6.9%			40,831,697
	Net Assets Applicable to Common Shares – 100%			$587,047,401

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.
(7)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.
(8)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(9)	MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments are 8.3% and 20.1%, respectively.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	89

Statement of
Assets & Liabilities
October 31, 2011

	Performance		Municipal		Market
	Plus		Advantage		Opportunity
	(NPP	)	(NMA	)	(NMO )
Assets
Investments, at value (cost $1,278,507,478, $929,006,567 and $999,529,521, respectively)	$1,321,271,982		$936,163,679		$985,313,481
Cash	10,167,184		—		6,384,223
Receivables:
Dividends and interest	17,867,972		15,315,508		15,435,671
Investments sold	13,977,567		27,967,649		14,691,256
Deferred offering costs	1,376,188		2,018,348		3,990,364
Other assets	320,400		436,152		424,530
Total assets	1,364,981,293		981,901,336		1,026,239,525
Liabilities
Cash overdraft	—		5,295,713		—
Floating rate obligations	40,020,000		46,513,333		43,530,000
Payables:
Common share dividends	4,231,787		3,072,666		3,111,812
Investments purchased	4,635,093		2,557,027		4,635,093
Interest	498,992		—		—
Offering costs	172,081		243,294		393,751
MuniFund Term Preferred (MTP) Shares, at liquidation value	—		—		—
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	421,700,000		—		—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	—		296,800,000		350,900,000
Accrued expenses:
Management fees	693,016		494,449		510,125
Other	427,782		308,904		344,109
Total liabilities	472,378,751		355,285,386		403,424,890
Net assets applicable to Common shares	$892,602,542		$626,615,950		$622,814,635
Common shares outstanding	59,952,462		43,591,176		45,809,174
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$14.89		$14.37		$13.60

Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$599,525		$435,912		$458,092
Paid-in surplus	838,514,978		609,469,537		638,984,246
Undistributed (Over-distribution of) net investment income	17,435,924		7,315,192		5,775,306
Accumulated net realized gain (loss)	(6,712,389)		2,238,197		(8,186,969)
Net unrealized appreciation (depreciation)	42,764,504		7,157,112		(14,216,040)
Net assets applicable to Common shares	$892,602,542		$626,615,950		$622,814,635
Authorized shares:
Common	200,000,000		200,000,000		200,000,000
Auction Rate Preferred Shares (ARPS)	1,000,000		1,000,000		1,000,000
MTP	—		—		—
VMTP	Unlimited		—		—
VRDP	—		Unlimited		Unlimited

See accompanying notes to financial statements.

90	Nuveen Investments

	Dividend		Dividend		Dividend
	Advantage		Advantage 2		Advantage 3
	(NAD	)	(NXZ	)	(NZF	)
Assets
Investments, at value (cost $858,469,948, $601,166,992 and $837,975,487, respectively)	$861,210,132		$601,940,274		$841,027,704
Cash	4,862,056		3,413,566		1,671,232
Receivables:
Dividends and interest	13,685,487		10,708,543		14,435,906
Investments sold	4,150,908		31,611,284		41,686,551
Deferred offering costs	1,970,512		2,069,544		1,921,295
Other assets	201,118		242,590		197,478
Total assets	886,080,213		649,985,801		900,940,166
Liabilities
Cash overdraft	—		—		—
Floating rate obligations	51,605,000		18,260,000		55,612,000
Payables:
Common share dividends	2,883,060		2,282,465		3,208,335
Investments purchased	—		5,804,183		14,594,915
Interest	446,691		—		327,624
Offering costs	380,549		32,532		375,368
MuniFund Term Preferred (MTP) Shares, at liquidation value	144,300,000		—		70,000,000
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	120,400,000		—		169,200,000
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	—		196,000,000		—
Accrued expenses:
Management fees	441,518		321,465		423,241
Other	259,220		200,286		151,282
Total liabilities	320,716,038		222,900,931		313,892,765
Net assets applicable to Common shares	$565,364,175		$427,084,870		$587,047,401
Common shares outstanding	39,296,352		29,461,808		40,392,021
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$14.39		$14.50		$14.53

Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$392,964		$294,618		$403,920
Paid-in surplus	550,324,441		420,261,977		575,456,976
Undistributed (Over-distribution of) net investment income	10,952,267		6,451,843		9,617,756
Accumulated net realized gain (loss)	954,319		(696,850)		(1,483,468)
Net unrealized appreciation (depreciation)	2,740,184		773,282		3,052,217
Net assets applicable to Common shares	$565,364,175		$427,084,870		$587,047,401
Authorized shares:
Common	Unlimited		Unlimited		Unlimited
Auction Rate Preferred Shares (ARPS)	Unlimited		Unlimited		Unlimited
MTP	Unlimited		—		Unlimited
VMTP	Unlimited		—		Unlimited
VRDP	—		Unlimited		—

See accompanying notes to financial statements.

Nuveen Investments	91

Statement of
Operations
Year Ended October 31, 2011

	Performance	Municipal	Market	Dividend	Dividend	Dividend
	Plus	Advantage	Opportunity	Advantage	Advantage 2	Advantage 3
	(NPP )	(NMA )	(NMO )	(NAD )	(NXZ )	(NZF )
Investment Income	$72,230,403	$52,429,697	$52,600,695	$47,268,678	$36,283,619	$47,919,507
Expenses
Management fees	7,960,706	5,675,061	5,845,747	5,055,608	3,693,113	5,315,387
Auction fees	198,133	—	—	107,015	—	199,365
Dividend disbursing agent fees	17,105	—	—	29,918	—	30,000
Shareholders’ servicing agent fees and expenses	113,811	64,050	67,632	44,159	3,711	14,721
Interest expense and amortization of offering costs	4,810,267	1,586,051	1,814,037	5,060,910	971,958	2,694,130
Fees on VRDP Shares	—	4,123,013	3,979,328	—	2,222,708	—
Custodian’s fees and expenses	211,097	150,310	158,513	137,185	102,286	133,205
Directors’/Trustees’ fees and expenses	37,957	27,687	28,741	24,548	18,541	24,895
Professional fees	142,973	151,619	325,915	144,932	143,550	51,290
Shareholders’ reports – printing and mailing expenses	158,975	80,423	110,547	88,958	50,132	84,921
Stock exchange listing fees	20,064	15,182	15,830	36,842	3,850	17,349
Investor relations expense	95,841	62,540	67,260	58,085	41,151	55,236
Other expenses	72,031	59,243	63,418	66,202	43,908	55,565
Total expenses before custodian fee credit and expense reimbursement	13,838,960	11,995,179	12,476,968	10,854,362	7,294,908	8,676,064
Custodian fee credit	(10,954)	(10,681)	(10,717)	(11,140)	(9,874)	(18,539)
Expense reimbursement	—	—	—	—	(123,892)	(401,481)
Net expenses	13,828,006	11,984,498	12,466,251	10,843,222	7,161,142	8,256,044
Net investment income (loss)	58,402,397	40,445,199	40,134,444	36,425,456	29,122,477	39,663,463
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(591,675)	8,178,413	(3,062,685)	5,578,402	6,152,659	1,617,428
Change in net unrealized appreciation (depreciation) of investments	(18,358,182)	(19,639,261)	(18,881,221)	(17,440,480)	(14,731,426)	(8,746,437)
Net realized and unrealized gain (loss)	(18,949,857)	(11,460,848)	(21,943,906)	(11,862,078)	(8,578,767)	(7,129,009)
Distributions to Auction Rate Preferred Shareholders
From net investment income	(605,027)	(13,530)	(18,596)	(319,994)	—	(579,698)
From accumulated net realized gains	(115,631)	—	—	—	—	(9,510)
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	(720,658)	(13,530)	(18,596)	(319,994)	—	(589,208)
Net increase (decrease) in net assets applicable to Common shares from operations	$38,731,882	$28,970,821	$18,171,942	$24,243,384	$20,543,710	$31,945,246

See accompanying notes to financial statements.

92	Nuveen Investments

Statement of
Changes in Net Assets

	Performance Plus (NPP)		Municipal Advantage (NMA)		Market Opportunity (NMO)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/11	10/31/10	10/31/11	10/31/10	10/31/11	10/31/10
Operations
Net investment income (loss)	$58,402,397	$61,961,159	$40,445,199	$43,865,457	$40,134,444	$45,415,957
Net realized gain (loss) from investments	(591,675)	5,333,340	8,178,413	2,499,059	(3,062,685)	7,021,125
Change in net unrealized appreciation (depreciation) of investments	(18,358,182)	36,406,331	(19,639,261)	29,929,503	(18,881,221)	18,357,610
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(605,027)	(1,674,198)	(13,530)	(355,444)	(18,596)	(606,064)
From accumulated net realized gains	(115,631)	(47,490)	—	(183,376)	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	38,731,882	101,979,142	28,970,821	75,755,199	18,171,942	70,188,628
Distributions to Common Shareholders
From net investment income	(57,031,258)	(55,177,839)	(43,394,199)	(42,290,819)	(44,419,598)	(43,873,378)
From accumulated net realized gains	(5,533,612)	(814,831)	(3,480,219)	(2,827,574)	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(62,564,870)	(55,992,670)	(46,874,418)	(45,118,393)	(44,419,598)	(43,873,378)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	283,901	292,445	2,155,588	2,913,988	1,045,705	2,382,420
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	283,901	292,445	2,155,588	2,913,988	1,045,705	2,382,420
Net increase (decrease) in net assets applicable to Common shares	(23,549,087)	46,278,917	(15,748,009)	33,550,794	(25,201,951)	28,697,670
Net assets applicable to Common shares at the beginning of period	916,151,629	869,872,712	642,363,959	608,813,165	648,016,586	619,318,916
Net assets applicable to Common shares at the end of period	$892,602,542	$916,151,629	$626,615,950	$642,363,959	$622,814,635	$648,016,586
Undistributed (Over-distribution of) net investment income at the end of period	$17,435,924	$16,554,168	$7,315,192	$10,244,572	$5,775,306	$9,994,354

See accompanying notes to financial statements.

Nuveen Investments	93

Statement of
Changes in Net Assets (continued)

	Dividend Advantage (NAD)		Dividend Advantage 2 (NXZ)		Dividend Advantage 3 (NZF)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/11	10/31/10	10/31/11	10/31/10	10/31/11	10/31/10
Operations
Net investment income (loss)	$36,425,456	$39,281,244	$29,122,477	$30,012,369	$39,663,463	$43,023,730
Net realized gain (loss) from investments	5,578,402	1,079,125	6,152,659	1,450,091	1,617,428	786,636
Change in net unrealized appreciation (depreciation) of investments	(17,440,480)	27,410,233	(14,731,426)	6,351,263	(8,746,437)	20,450,314
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(319,994)	(724,675)	—	—	(579,698)	(880,640)
From accumulated net realized gains	—	—	—	—	(9,510)	(125,552)
Net increase (decrease) in net assets applicable to Common shares from operations	24,243,384	67,045,927	20,543,710	37,813,723	31,945,246	63,254,488
Distributions to Common Shareholders
From net investment income	(35,837,926)	(35,752,124)	(28,282,999)	(28,615,006)	(39,745,377)	(38,518,652)
From accumulated net realized gains	—	—	—	—	(630,116)	(2,547,863)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(35,837,926)	(35,752,124)	(28,282,999)	(28,615,006)	(40,375,493)	(41,066,515)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	63,949	66,815	59,744	312,251	64,704	137,143
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	63,949	66,815	59,744	312,251	64,704	137,143
Net increase (decrease) in net assets applicable to Common shares	(11,530,593)	31,360,618	(7,679,545)	9,510,968	(8,365,543)	22,325,116
Net assets applicable to Common shares at the beginning of period	576,894,768	545,534,150	434,764,415	425,253,447	595,412,944	573,087,828
Net assets applicable to Common shares at the end of period	$565,364,175	$576,894,768	$427,084,870	$434,764,415	$587,047,401	$595,412,944
Undistributed (Over-distribution of) net investment income at the end of period	$10,952,267	$10,503,735	$6,451,843	$5,571,360	$9,617,756	$10,037,019

See accompanying notes to financial statements.

94	Nuveen Investments

Statement of
Cash Flows
Year Ended October 31, 2011

	Performance	Municipal	Market
	Plus	Advantage	Opportunity
	(NPP )	(NMA )	(NMO )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$38,731,882	$28,970,821	$18,171,942
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(125,871,204)	(134,828,212)	(153,734,830)
Proceeds from sales and maturities of investments	160,856,247	178,925,746	139,793,839
Proceeds from (Purchases of) short-term investments, net	—	—	—
Amortization (Accretion) of premiums and discounts, net	(14,246,878)	(6,436,159)	(7,040,343)
(Increase) Decrease in:
Receivable for dividends and interest	502,511	637,932	567,421
Receivable for investments sold	(13,182,567)	(27,372,649)	46,452,744
Other assets	(22,024)	(6,670)	(28,875)
Increase (Decrease) in:
Payable for Auction Rate Preferred share dividends	(25,686)	—	—
Payable for investments purchased	4,635,093	2,557,027	(7,098,889)
Payable for interest	498,992	—	—
Accrued management fees	(18,768)	30,809	49,617
Accrued other expenses	(62,801)	(29,956)	(30,243)
Net realized (gain) loss from investments	591,675	(8,178,413)	3,062,685
Change in net unrealized (appreciation) depreciation of investments	18,358,182	19,639,261	18,881,221
Taxes paid on undistributed capital gains	(373)	(181,725)	(4,366)
Net cash provided by (used in) operating activities	70,744,281	53,727,812	59,041,923
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(1,376,188)	71,575	140,736
Increase (Decrease) in:
Cash overdraft	—	5,295,713	(9,292,196)
Floating rate obligations	(2,305,000)	(21,181,650)	—
Payable for offering costs	172,081	—	—
ARPS, at liquidation value	(419,900,000)	—	—
MTP Shares, at liquidation value	—	—	—
VMTP Shares, at liquidation value	421,700,000	—	—
Cash distributions paid to Common shareholders	(62,169,509)	(44,700,466)	(43,506,240)
Net cash provided by (used in) financing activities	(63,878,616)	(60,514,828)	(52,657,700)
Net Increase (Decrease) in Cash	6,865,665	(6,787,016)	6,384,223
Cash at the beginning of period	3,301,519	6,787,016	—
Cash at the End of Period	$10,167,184	$—	$6,384,223

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $283,901, $2,155,588 and $1,045,705 for Performance Plus (NPP), Municipal Advantage (NMA) and Market Opportunity (NMO), respectively.

	Performance		Municipal		Market
	Plus		Advantage		Opportunity
	(NPP	)	(NMA	)	(NMO	)
Cash paid for interest (excluding amortization of offering costs)	$3,907,462		$1,514,476		$1,673,300

See accompanying notes to financial statements.

Nuveen Investments	95

Statement of
Cash Flows (continued)

Year Ended October 31, 2011

	Dividend	Dividend	Dividend
	Advantage	Advantage 2	Advantage 3
	(NAD )	(NXZ )	(NZF )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$24,243,384	$20,543,710	$31,945,246
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(128,568,854)	(243,875,221)	(250,046,891)
Proceeds from sales and maturities of investments	132,702,951	275,555,510	314,415,649
Proceeds from (Purchases of) short-term investments, net	—	—	(25,200,000)
Amortization (Accretion) of premiums and discounts, net	(7,956,720)	(3,933,252)	(1,716,217)
(Increase) Decrease in:
Receivable for dividends and interest	(648,087)	687,381	672,193
Receivable for investments sold	15,277,217	(23,501,284)	(40,831,571)
Other assets	(7,155)	(17,108)	(18,419)
Increase (Decrease) in:
Payable for Auction Rate Preferred share dividends	(18,956)	—	(13,176)
Payable for investments purchased	(5,859,060)	5,804,183	14,594,915
Payable for interest	122,016	—	327,624
Accrued management fees	(10,911)	20,523	(6,108)
Accrued other expenses	(8,153)	26,545	(50,011)
Net realized (gain) loss from investments	(5,578,402)	(6,152,659)	(1,617,428)
Change in net unrealized (appreciation) depreciation of investments	17,440,480	14,731,426	8,746,437
Taxes paid on undistributed capital gains	(3,781)	(244)	(344)
Net cash provided by (used in) operating activities	41,125,969	39,889,510	51,201,899
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	269,571	72,964	(1,921,295)
Increase (Decrease) in:
Cash overdraft	(1,211,715)	—	—
Floating rate obligations	—	(8,401,650)	(12,796,650)
Payable for offering costs	116,259	(75,929)	375,368
ARPS, at liquidation value	(120,075,000)	—	(236,950,000)
MTP Shares, at liquidation value	—	—	70,000,000
VMTP Shares, at liquidation value	120,400,000	—	169,200,000
Cash distributions paid to Common shareholders	(35,763,028)	(28,214,577)	(40,306,158)
Net cash provided by (used in) financing activities	(36,263,913)	(36,619,192)	(52,398,735)
Net Increase (Decrease) in Cash	4,862,056	3,270,318	(1,196,836)
Cash at the beginning of period	—	143,248	2,868,068
Cash at the End of Period	$4,862,056	$3,413,566	$1,671,232

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $63,949, $59,744 and $64,704 for Dividend Advantage (NAD), Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF), respectively.

	Dividend		Dividend		Dividend
	Advantage		Advantage 2		Advantage 3
	(NAD	)	(NXZ	)	(NZF	)
Cash paid for interest (excluding amortization of offering costs)	$4,409,323		$898,994		$2,089,129

See accompanying notes to financial statements.

96	Nuveen Investments

Financial
Highlights

Nuveen Investments	97

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
				Distributions	Distributions						Discount
				from Net	from						from
				Investment	Capital			Net			Common
	Beginning			Income to	Gains to			Investment	Capital		Shares	Ending
	Common		Net	Auction Rate	Auction Rate			Income to	Gains to		Repur-	Common
	Share	Net	Realized/	Preferred	Preferred			Common	Common		chased	Share	Ending
	Net Asset	Investment	Unrealized	Share-	Share-			Share-	Share-		and	Net Asset	Market
	Value	Income	Gain (Loss )	holders(a )	holders	(a)	Total	holders	holders	Total	Retired	Value	Value
Performance Plus (NPP)
Year Ended 10/31:
2011	$15.29	$.97	$(.32)	$(.01)	$—	*	$.64	$(.95)	$(.09)	$(1.04)	$—	$14.89	$14.36
2010	14.52	1.03	.70	(.03)	—	*	1.70	(.92)	(.01)	(.93)	—	15.29	15.00
2009	12.69	1.03	1.65	(.06)	—		2.62	(.79)	—	(.79)	—	14.52	13.48
2008	15.22	1.02	(2.56)	(.29)	—		(1.83)	(.70)	—	(.70)	—	12.69	11.50
2007	15.78	.99	(.47)	(.27)	(.01)		.24	(.75)	(.05)	(.80)	—	15.22	13.59

Municipal Advantage (NMA)
Year Ended 10/31:
2011	14.79	.93	(.27)	—	—		.66	(1.00)	(.08)	(1.08)	—	14.37	14.05
2010	14.08	1.01	.76	(.01)	—	*	1.76	(.98)	(.07)	(1.05)	—	14.79	14.92
2009	12.12	1.10	1.76	(.06)	—		2.80	(.84)	—	(.84)	—	14.08	13.41
2008	15.20	1.08	(3.06)	(.30)	(.01)		(2.29)	(.77)	(.02)	(.79)	—	12.12	11.41
2007	15.88	1.07	(.63)	(.29)	—		.15	(.83)	—	(.83)	—	15.20	13.95

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

98	Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Total Returns			Applicable to Common Shares(c)(d)

	Based	Ending
	on	Net
Based	Common	Assets
on	Share Net	Applicable			Net		Portfolio
Market	Asset	to Common			Investment		Turnover
Value (b)	Value (b)	Shares (000)	Expenses	(e)	Income (Loss	)	Rate

3.22%	4.78%	$892,603	1.62%		6.84%		10%
18.65	12.07	916,152	1.13		6.93		14
24.78	21.20	869,873	1.23		7.59		6
(10.71)	(12.49)	760,496	1.25		6.96		9
(4.97)	1.53	912,066	1.16		6.38		6

1.90	5.05	626,616	2.01		6.76		14
19.58	12.90	642,364	1.66		7.04		16
25.70	23.89	608,813	1.31		8.51		9
(13.16)	(15.65)	523,602	1.38		7.50		13
(7.08)	1.06	656,806	1.40		6.87		10

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, VMTP Shares and/or VRDP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate MuniFund Term Preferred Shares, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively as follows:

Performance Plus (NPP)
Year Ended 10/31:
2011	.56%
2010	.04
2009	.05
2008	.08
2007	.02

Municipal Advantage (NMA)
Year Ended 10/31:
2011	.96%
2010	.60
2009	.09
2008	.17
2007	.23

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	99

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations							Less Distributions
					Distributions	Distributions						Discount
					from Net	from						from
					Investment	Capital			Net			Common
	Beginning				Income to	Gains to			Investment	Capital		Shares	Ending
	Common		Net		Auction Rate	Auction Rate			Income to	Gains to		Repur-	Common
	Share	Net	Realized/		Preferred	Preferred			Common	Common		chased	Share	Ending
	Net Asset	Investment	Unrealized		Share-	Share-			Share-	Share-		and	Net Asset	Market
	Value	Income	Gain (Loss )		holders(a )	holders(a	)	Total	holders	holders	Total	Retired	Value	Value
Market Opportunity (NMO)
Year Ended 10/31:
2011	$14.17	$.88	$(.48)	$	—*	$—		$.40	$(.97)	$—	$(.97)	$—	$13.60	$13.18
2010	13.59	.99	.56		(.01)	—		1.54	(.96)	—	(.96)	—	14.17	14.55
2009	12.23	1.10	1.13		(.06)	—		2.17	(.81)	—	(.81)	—	13.59	13.32
2008	14.83	1.03	(2.59)		(.31)	—		(1.87)	(.73)	—	(.73)	—	12.23	11.52
2007	15.41	1.04	(.56)		(.30)	—		.18	(.76)	—	(.76)	—	14.83	13.53

Dividend Advantage (NAD)
Year Ended 10/31:
2011	14.68	.92	(.29)		(.01)	—		.62	(.91)	—	(.91)	—	14.39	13.70
2010	13.89	1.00	.72		(.02)	—		1.70	(.91)	—	(.91)	—	14.68	14.40
2009	11.77	1.07	1.93		(.05)	—		2.95	(.83)	—	(.83)	—	13.89	12.89
2008	14.90	1.05	(3.14)		(.27)	—		(2.36)	(.77)	—	(.77)	—	11.77	10.72
2007	15.54	1.04	(.60)		(.27)	—		.17	(.81)	—	(.81)	—	14.90	13.63
(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

100	Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets				Ratios to Average Net Assets
			Applicable to Common Shares				Applicable to Common Shares
Total Returns			Before Reimbursement(c)				After Reimbursement(c)(d)

	Based	Ending
	on	Net
Based	Common	Assets
on	Share Net	Applicable			Net				Net		Portfolio
Market	Asset	to Common			Investment				Investment		Turnover
Value (b)	Value (b)	Shares (000)	Expenses	(e)	Income (Loss	)	Expenses	(e)	Income (Loss	)	Rate

(2.33)%	3.40%	$622,815	2.10%		6.74%		N/A		N/A		14%
17.03	11.71	648,017	1.70		7.17		N/A		N/A		26
23.67	18.30	619,319	1.32		8.58		N/A		N/A		10
(9.87)	(13.07)	557,346	1.36		7.33		N/A		N/A		8
(5.00)	1.20	675,577	1.38		6.87		N/A		N/A		5

1.93	4.76	565,364	2.02		6.77		2.02%		6.77%		15
19.17	12.60	576,895	1.61		6.99		1.61		6.99		8
28.86	25.78	545,534	1.26		8.38		1.21		8.43		9
(16.46)	(16.42)	462,554	1.36		7.33		1.22		7.46		11
(5.96)	1.10	585,496	1.24		6.60		1.03		6.81		11

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares, VMTP Shares, and/or VRDP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.  As of July 31, 2009, the Adviser is no longer reimbursing Dividend Advantage (NAD) for any fees and expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively as follows:

Market Opportunity (NMO)
Year Ended 10/31:
2011	.97%
2010	.58
2009	.07
2008	.14
2007	.19

Dividend Advantage (NAD)
Year Ended 10/31:
2011	.94%
2010	.54
2009	.09
2008	.21
2007	.11

N/A	Fund does not have a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	101

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
				Distributions	Distributions						Discount
				from Net	from						from
				Investment	Capital			Net			Common
	Beginning			Income to	Gains to			Investment	Capital		Shares	Ending
	Common		Net	Auction Rate	Auction Rate			Income to	Gains to		Repur-	Common
	Share	Net	Realized/	Preferred	Preferred			Common	Common		chased	Share	Ending
	Net Asset	Investment	Unrealized	Share-	Share-			Share-	Share-		and	Net Asset	Market
	Value	Income	Gain (Loss )	holders (a)	holders	(a)	Total	holders	holders	Total	Retired	Value	Value
Dividend Advantage 2 (NXZ)
Year Ended 10/31:
2011	$14.76	$.99	$(.29)	$—	$—		$.70	$(.96)	$—	$(.96)	$—	$14.50	$13.90
2010	14.45	1.02	.26	—	—		1.28	(.97)	—	(.97)	—	14.76	14.67
2009	12.71	1.04	1.59	—	—		2.63	(.89)	—	(.89)	—	14.45	14.14
2008	15.55	1.05	(2.81)	(.20)	—		(1.96)	(.88)	—	(.88)	—	12.71	12.35
2007	16.02	1.13	(.43)	(.27)	—		.43	(.90)	—	(.90)	—	15.55	15.48

Dividend Advantage 3 (NZF)
Year Ended 10/31:
2011	14.74	.98	(.18)	(.01)	—*		.79	(.98)	(.02)	(1.00)	—	14.53	14.17
2010	14.19	1.06	.52	(.02)	—*		1.56	(.95)	(.06)	(1.01)	—	14.74	14.58
2009	12.10	1.08	1.91	(.05)	—		2.94	(.85)	—	(.85)	—	14.19	13.38
2008	15.03	1.06	(2.95)	(.27)	—		(2.16)	(.77)	—	(.77)	—	12.10	10.72
2007	15.54	1.07	(.44)	(.27)	(.01)		.35	(.84)	(.02)	(.86)	—	15.03	13.85

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

102	Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets				Ratios to Average Net Assets
			Applicable to Common Shares				Applicable to Common Shares
Total Returns			Before Reimbursement(c)				After Reimbursement(c)(d)

	Based	Ending
	on	Net
Based	Common	Assets
on	Share Net	Applicable			Net				Net		Portfolio
Market	Asset	to Common			Investment				Investment		Turnover
Value (b)	Value (b)	Shares (000)	Expenses	(e)	Income (Loss	)	Expenses	(e)	Income (Loss	)	Rate

1.70%	5.24%	$427,085	1.78%		7.08%		1.75%		7.11%		40%
10.89	9.12	434,764	1.79		6.85		1.68		6.95		5
22.63	21.41	425,253	1.91		7.59		1.73		7.77		2
(15.21)	(13.23)	373,940	1.71		6.82		1.45		7.08		10
(.78)	2.76	456,992	1.25		6.83		.93		7.16		5

4.59	5.83	587,047	1.53		6.93		1.46		7.00		30
17.04	11.41	595,413	1.17		7.21		1.02		7.36		7
33.89	25.08	573,088	1.26		7.98		1.04		8.20		2
(17.85)	(14.99)	488,561	1.34		7.08		1.04		7.37		7
(7.72)	2.31	606,908	1.32		6.65		.94		7.02		14

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares, VMTP Shares, and/or VRDP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing Dividend Advantage 2 (NXZ) for any fees and expenses. As of September 30, 2011, the Adviser is no longer reimbursing Dividend Advantage 3 (NZF) for any fees and expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively as follows:

Dividend Advantage 2 (NXZ)
Year Ended 10/31:
2011	.78%
2010	.78
2009	.83
2008	.49
2007	.14

Dividend Advantage 3 (NZF)
Year Ended 10/31:
2011	.48%
2010	.09
2009	.11
2008	.19
2007	.19

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	103

Financial
Highlights (continued)

	ARPS at			VMTP Shares			VRDP Shares
	the End of Period			at the End of Period			at the End of Period
	Aggregate			Aggregate			Aggregate
	Amount	Liquidation	Asset	Amount	Liquidation	Asset	Amount	Liquidation	Asset
	Outstanding	Value	Coverage	Outstanding	Value	Coverage	Outstanding	Value	Coverage
	(000)	Per Share	Per Share	(000)	Per Share	Per Share	(000)	Per Share	Per Share
Performance Plus (NPP)
Year Ended 10/31:
2011	$—	$—	$—	$421,700	$100,000	$311,668	$—	$—	$—
2010	419,900	25,000	79,546	—	—	—	—	—	—
2009	419,900	25,000	76,790	—	—	—	—	—	—
2008	439,650	25,000	68,244	—	—	—	—	—	—
2007	479,000	25,000	72,603	—	—	—	—	—	—

Municipal Advantage (NMA)
Year Ended 10/31:
2011	—	—	—	—	—	—	296,800	100,000	311,124
2010	—	—	—	—	—	—	296,800	100,000	316,430
2009	293,200	25,000	76,911	—	—	—	—	—	—
2008	341,650	25,000	63,314	—	—	—	—	—	—
2007	358,000	25,000	70,866	—	—	—	—	—	—

See accompanying notes to financial statements.

104	Nuveen Investments

	ARPS at the End of Period			MTP Shares at the End of Period (f)			VMTP Shares at the End of Period			VRDP Shares at the End of Period			ARPS, MTP and/or VMTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Asset Coverage Per $1 Liquidation Preference
Market Opportunity (NMO)
Year Ended 10/31:
2011	$—	$—	$—	$—	$—	$—	$—	$—	$—	$350,900	$100,000	$277,491	$—
2010	—	—	—	—	—	—	—	—	—	350,900	100,000	284,673	—
2009	346,675	25,000	69,661	—	—	—	—	—	—	—	—	—	—
2008	361,675	25,000	63,525	—	—	—	—	—	—	—	—	—	—
2007	380,000	25,000	69,446	—	—	—	—	—	—	—	—	—	—

Dividend Advantage (NAD)
Year Ended 10/31:
2011	—	—	—	144,300	10.00	31.36	120,400	100,000	313,587	—	—	—	3.14
2010	120,075	25,000	79,553	144,300	10.00	31.82	—	—	—	—	—	—	3.18
2009	261,800	25,000	77,095	—	—	—	—	—	—	—	—	—	—
2008	266,800	25,000	68,343	—	—	—	—	—	—	—	—	—	—
2007	295,000	25,000	74,618	—	—	—	—	—	—	—	—	—	—

(f)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

		Ending	Average
		Market Value	Market Value
	Series	Per Share	Per Share
Dividend Advantage (NAD)
Year Ended 10/31:
2011	2015	$10.06	$10.05
2010	2015	10.10	10.10^
2009	—	—	—
2008	—	—	—
2007	—	—	—

^	For the period March 16, 2010 (issuance date of shares) through October 31, 2010.

See accompanying notes to financial statements.

Nuveen Investments	105

Financial
Highlights (continued)

	ARPS at the End of Period			MTP Shares at the End of Period (f)			VMTP Shares at the End of Period			VRDP Shares at the End of Period			MTP and/or VMTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Asset Coverage Per $1 Liquidation Preference
Dividend Advantage 2 (NXZ)
Year Ended 10/31:
2011	$—	$—	$—	$—	$—	$—	$—	$—	$—	$196,000	$100,000	$317,900	$—
2010	—	—	—	—	—	—	—	—	—	196,000	100,000	321,819	—
2009	—	—	—	—	—	—	—	—	—	196,000	100,000	316,966	—
2008	—	—	—	—	—	—	—	—	—	196,000	100,000	290,785	—
2007	222,000	25,000	76,463	—	—	—	—	—	—	—	—	—	—

Dividend Advantage 3 (NZF)
Year Ended 10/31:
2011	—	—	—	70,000	10.00	34.54	169,200	100,000	345,421	—	—	—	3.45
2010	236,950	25,000	87,821	—	—	—	—	—	—	—	—	—	—
2009	236,950	25,000	85,465	—	—	—	—	—	—	—	—	—	—
2008	270,775	25,000	70,108	—	—	—	—	—	—	—	—	—	—
2007	312,000	25,000	73,630	—	—	—	—	—	—	—	—	—	—

(f)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	Series	Ending Market Value Per Share	Average Market Value Per Share
Dividend Advantage 3 (NZF)
Year Ended 10/31:
2011	2016	$10.14	$10.05	^
2010	—	—	—
2009	—	—	—
2008	—	—	—
2007	—	—	—

^	For the period December 20, 2010 (issuance date of shares) through October 31, 2011.

See accompanying notes to financial statements.

106	Nuveen Investments

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Performance Plus Municipal Fund, Inc. (NPP), Nuveen Municipal Advantage Fund, Inc. (NMA), Nuveen Municipal Market Opportunity Fund, Inc. (NMO), Nuveen Dividend Advantage Municipal Fund (NAD), Nuveen Dividend Advantage Municipal Fund 2 (NXZ) and Nuveen Dividend Advantage Municipal Fund 3 (NZF) (each a “Fund” and each a “Fund” and collectively, the “Funds”). Performance Plus (NPP), Municipal Advantage (NMA), Market Opportunity (NMO) and Dividend Advantage (NAD) are traded on the New York Stock Exchange (“NYSE”) while Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, management investment companies.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the Funds’ sub-adviser, and the Funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Funds from each Fund’s management fee.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

Nuveen Investments	107

Notes to
Financial Statements (continued)

These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2011, Performance Plus (NPP), Municipal Advantage (NMA), Market Opportunity (NMO), and Dividend Advantage 3 (NZF) had outstanding when-issued/delayed delivery commitments of $1,427,635, $2,557,027, $1,427,635, and $11,959,084, respectively. There were no such outstanding purchase commitments in either of the other Funds.

Investment Income
Dividend income is recorded on the ex-dividend date. Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
 Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). As of October 31, 2010, Municipal Advantage (NMA) and Market Opportunity (NMO) redeemed all of their outstanding ARPS at liquidation value. As of October 31, 2008, Dividend Advantage 2 (NXZ) redeemed all of its outstanding ARPS at liquidation value. During the fiscal year ended October 31, 2011, Performance Plus (NPP), Dividend Advantage (NAD) and Dividend Advantage 3 (NZF) had issued and outstanding ARPS, $25,0000 stated value per share, which approximates market value, as a means of effecting financial leverage. Each Fund’s ARPS were issued in one or more Series. The dividend rate paid by the Funds on each Series was determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and was payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,’’ and that many Auction Rate Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Auction Rate Preferred shareholders unable to sell their shares received distributions at the “maximum rate’’

108	Nuveen Investments

applicable to failed auctions as calculated in accordance with the pre-established terms of the ARPS. As of October 31, 2011, each Fund redeemed all of their outstanding ARPS, at liquidation value, as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
ARPS redeemed, at liquidation value	$479,000,000		$358,000,000		$380,000,000		$295,000,000		$222,000,000		$312,000,000

During the fiscal year ended October 31, 2010, lawsuits pursuing claims made in a demand letter alleging that Dividend Advantage (NAD), Dividend Advantage 2 (NXZ) and Dividend Advantage 3’s (NZF) Board of Trustees breached their fiduciary duties related to the redemption at par of their ARPS had been filed on behalf of shareholders of the Funds, against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of the Funds. Nuveen and the other named defendants filed a motion to dismiss the lawsuits and on December 16, 2011, the court granted that motion dismissing the lawsuits with prejudice.

During the current reporting period, Nuveen Investments, LLC, known as Nuveen Securities, LLC, effective April 30, 2011, (“Nuveen Securities”) entered into a settlement with the Financial Industry Regulatory Authority (“FINRA”) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities neither admitted to nor denied FINRA’s allegations. Nuveen Securities is the broker-dealer subsidiary of Nuveen.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities were false and misleading. Nuveen Securities agreed to a censure and the payment of a $3 million fine.

MuniFund Term Preferred Shares
The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated (“par”) value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem all, or a portion of, each Fund’s outstanding ARPS. Each Fund’s MTP Shares are issued in one Series. Dividends on MTP shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE. As of October 31, 2011, the number of MTP Shares outstanding, annual interest rate and the NYSE “ticker” symbol for each Fund are as follows:

	Dividend Advantage (NAD)			Dividend Advantage 3 (NZF)
		Annual			Annual
	Shares	Interest	NYSE	Shares	Interest	NYSE
	Outstanding	Rate	Ticker	Outstanding	Rate	Ticker
Series:
2015	14,430,000	2.70%	NAD Pr C	—	—	—
2016	—	—	—	7,000,000	2.80%	NZF Pr C

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares will also be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s MTP Shares are as follows:

	Dividend		Dividend
	Advantage		Advantage 3
	(NAD	)	(NZF	)
	Series 2015		Series 2016
Term Redemption Date	April 1, 2015		January 1, 2016
Optional Redemption Date	April 1, 2011		January 1, 2012
Premium Expiration Date	March 31, 2012		December 31, 2012

The average liquidation value of MTP Shares outstanding for each Fund during the fiscal year ended October 31, 2011, was as follows:

	Dividend		Dividend
	Advantage		Advantage 3
	(NAD	)	(NZF	)*
Average liquidation value of MTP Shares outstanding	$144,300,000		$69,873,059

*	For the period December 20, 2010 (issuance date of shares) through October 31, 2011.

Nuveen Investments	109

Notes to
Financial Statements (continued)

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Net amounts earned by Nuveen as the underwriter of each Fund’s MTP Share offering was recorded as a reduction of offering costs recognized by the Funds. For the fiscal year ended October 31, 2011, the amounts earned by Nuveen were as follows:

	Dividend		Dividend
	Advantage		Advantage 3
	(NAD	)	(NZF	)*
Net amounts earned by Nuveen	$—		$6,328

*	For the period December 20, 2010 (issuance date of shares) through October 31, 2011.

Variable Rate MuniFund Term Preferred Shares
The following funds have issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with $100,000 liquidation value per share. Performance Plus (NPP), Dividend Advantage (NAD) and Dividend Advantage 3 (NZF) issued their VMTP Shares in a privately negotiated offering in February 2011, July 2011 and September 2011, respectively. Proceeds from the issuance of VMTP Shares, net of offering expenses, were used to redeem each Fund’s outstanding ARPS. The Fund’s VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of October 31, 2011, the number of VMTP Shares outstanding at liquidation value for each Fund are as follows:

	Performance		Dividend		Dividend
	Plus		Advantage		Advantage 3
	(NPP	)	(NAD	)	(NZF	)
Series 2014	$421,700,000		$120,400,000		$169,200,000

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances . The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s VMTP Shares as follows:

	Performance		Dividend		Dividend
	Plus		Advantage		Advantage 3
	(NPP	)	(NAD	)	(NZF	)
Term Redemption Date	March 1, 2014		August 1, 2014		October 1, 2014
Optional Redemption Date	March 1, 2012		August 1, 2012		October 1, 2012
Premium Expiration Date	February 29, 2012		July 31, 2012		September 30, 2012

The average liquidation value of VMTP Shares outstanding and average annualized dividend rate of VMTP Shares for each Fund during the fiscal year ended October 31, 2011, were as follows:

	Performance		Dividend		Dividend
	Plus		Advantage		Advantage 3
	(NPP	)*	(NAD	)**	(NZF	)***
Average liquidation Value of VMTP Shares outstanding	$421,700,000		$120,400,000		$169,200,000
Average annualized dividend rate	1.43%		1.21%		1.15%

*	For the period February 24, 2011 (issuance date of shares) through October 31, 2011.
**	For the period July 28, 2011 (issuance date of shares) through October 31, 2011.
***	For the period September 8, 2011 (issuance date of shares) through October 31, 2011.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. For financial reporting purposes only, the liquidation value of VMTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares
The following funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. Municipal Advantage (NMA), Market Opportunity (NMO) and Dividend Advantage 2 (NXZ) issued their VRDP Shares in a privately negotiated offering

110	Nuveen Investments

during March 2010, March 2010 and August 2008, respectively. Concurrent with renewing agreements with the liquidity provider for its VRDP Shares in June 2010, Dividend Advantage 2 (NXZ) exchanged all of its 1,960 Series 1 VRDP Shares for 1,960 Series 2 VRDP Shares. The principal difference in terms between Series 1 and Series 2 VRDP Shares in Dividend Advantage 2 (NXZ) is the requirement that the Fund redeem VRDP Shares owned by the liquidity provider if the VRDP Shares have been owned by the liquidity provider through six months of continuous, unsuccessful remarketing. Proceeds of each Fund’s offering were used to redeem all, or a portion of, each Fund’s outstanding ARPS. The VRDP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of October 31, 2011, the number of VRDP Shares outstanding and maturity date for each Fund are as follows:

	Municipal		Market		Dividend
	Advantage		Opportunity		Advantage 2
	(NMA	)	(NMO	)	(NXZ	)
Series	1		1		2
Shares outstanding	2,968		3,509		1,960
Maturity	March 1, 2040		March 1, 2040		August 1, 2040

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value outstanding and annualized dividend rate of VRDP Shares for each Fund during fiscal year ended October 31, 2011, were as follows:

	Municipal		Market		Dividend
	Advantage		Opportunity		Advantage 2
	(NMA	)	(NMO	)	(NXZ	)
Average liquidation value outstanding	$296,800,000		$350,900,000		$196,000,000
Annualized dividend rate	0.40%		0.41%		0.37%

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider as well as a remarketing fee, which are recognized as components of “Fees on VRDP Shares” on the Statement of Operations.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances,

Nuveen Investments	111

Notes to
Financial Statements (continued)

a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended October 31, 2011, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities. At

October 31, 2011, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Maximum exposure to Recourse Trusts	$18,750,000		$11,250,000		$7,500,000		$11,250,000		$11,250,000		$—

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2011, were as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Average floating rate obligations outstanding	$41,089,315		$57,843,402		$43,530,000		$51,605,000		$26,498,904		$62,801,342
Average annual interest rate and fees	0.69%		0.58%		0.56%		0.49%		0.65%		0.66%

Derivative Financial Instruments
Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2011.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

112	Nuveen Investments

Offering Costs
Costs incurred by Dividend Advantage (NAD) and Dividend Advantage 3 (NZF) in connection with their offerings of MTP Shares ($2,559,500 and $1,435,000, respectively), were recorded as deferred charges, which are being amortized over the life of the shares. Costs incurred by Performance Plus (NPP), Dividend Advantage (NAD) and Dividend Advantage 3 (NZF) in connection with their offerings of VMTP Shares ($1,780,000, $260,000 and $770,000, respectively), were recorded as deferred charges, which are being amortized over the life of the shares. Costs incurred by Municipal Advantage (NMA), Market Opportunity (NMO) and Dividend Advantage 2 (NXZ) in connection with their offerings of VRDP Shares ($2,134,000, $4,214,000 and $2,270,000, respectively), were recorded as deferred charges, which are being amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of October 31, 2011:

Performance Plus (NPP)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$1,321,271,982	$—	$1,321,271,982

Municipal Advantage (NMA)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$936,052,529	$111,150	$936,163,679

Market Opportunity (NMO)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$985,313,481	$—	$985,313,481

Nuveen Investments	113

Notes to
Financial Statements (continued)

Dividend Advantage (NAD)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$860,539,202	$111,150	$860,650,352
Investment Companies	559,780	—	—	559,780
Total	$559,780	$860,539,202	$111,150	$861,210,132

Dividend Advantage 2 (NXZ)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$601,940,274	$—	$601,940,274

Dividend Advantage 3 (NZF)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$812,066,316	$266,760	$812,333,076
Investment Companies	3,494,628	—	—	3,494,628
Short-Term Investments	—	25,200,000	—	25,200,000
Total	$3,494,628	$837,266,316	$266,760	$841,027,704

The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

	Municipal	Dividend		Dividend	Dividend
	Advantage	Advantage		Advantage 2	Advantage 3
	(NMA )	(NAD	)	(NXZ )	(NZF	)
	Level 3	Level 3		Level 3	Level 3
	Municipal Bonds	Municipal Bonds		Municipal Bonds	Municipal Bonds
Balance at the beginning of year	$462,475	$78,062		$2,333,250	$187,349
Gains (losses):
Net realized gains (losses)	6,799	6,799		—	(17,141)
Net change in unrealized appreciation (depreciation)	(106,276)	26,289		(804,671)	96,552
Purchases at cost	—	—		—	—
Sales at proceeds	(79,510)	—		(482,600)	—
Net discounts (premiums)	—	—		49	—
Transfers in to	—	—		—	—
Transfers out of	(172,338)	—		(1,046,028)	—
Balance at the end of year	$111,150	$111,150		$—	$266,760
Change in net unrealized appreciation (depreciation) during the year of Level 3 securities held as of October 31, 2011	$26,289	$26,289		$—	$96,552

During the fiscal year ended October 31, 2011, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended October 31, 2011.

4. Fund Shares
Common Shares
Since the inception of the Funds’ repurchase programs, the Funds have not repurchased any of their outstanding Common shares.

Transactions in Common shares were as follows:
	Performance Plus (NPP)		Municipal Advantage (NMA)		Market Opportunity (NMO)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/11	10/31/10	10/31/11	10/31/10	10/31/11	10/31/10
Common shares issued to shareholders due to reinvestment of distributions	19,498	18,891	153,403	202,701	80,513	170,873

114	Nuveen Investments

	Dividend Advantage (NAD)		Dividend Advantage 2 (NXZ)		Dividend Advantage 3 (NZF)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/11	10/31/10	10/31/11	10/31/10	10/31/11	10/31/10
Common shares issued to shareholders due to reinvestment of distributions	4,564	4,490	4,192	21,264	4,537	9,310

Preferred Shares
Transactions in ARPS were as follows:

	Performance Plus (NPP)				Municipal Advantage (NMA)
	Year Ended 10/31/11		Year Ended 10/31/10		Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	3,507	$87,675,000	—	$—	N/A	N/A	2,457	$61,425,000
Series T	3,506	87,650,000	—	—	N/A	N/A	2,457	61,425,000
Series W	3,505	87,625,000	—	—	N/A	N/A	2,456	61,400,000
Series TH	2,770	69,250,000	—	—	N/A	N/A	1,901	47,525,000
Series F	3,508	87,700,000	—	—	N/A	N/A	2,457	61,425,000
Total	16,796	$419,900,000	—	$—	N/A	N/A	11,728	$293,200,000

	Market Opportunity (NMO)				Dividend Advantage (NAD)
	Year Ended 10/31/11		Year Ended 10/31/10		Year Ended 10/31/11		Year Ended 10/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	N/A	N/A	3,649	$91,225,000	1,628	$40,700,000	1,922	$48,050,000
Series T	N/A	N/A	3,648	91,200,000	1,628	40,700,000	1,921	48,025,000
Series W	N/A	N/A	2,920	73,000,000	—	—	—	—
Series TH	N/A	N/A	—	—	1,547	38,675,000	1,826	45,650,000
Series F	N/A	N/A	3,650	91,250,000	—	—	—	—
Total	N/A	N/A	13,867	$346,675,000	4,803	$120,075,000	5,669	$141,725,000

	Dividend Advantage 3 (NZF)
	Year		Year
	Ended		Ended
	10/31/11		10/31/10
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series W	3,159	$78,975,000	—	$—
Series TH	3,159	78,975,000	—	—
Series F	3,160	79,000,000	—	—
Total	9,478	$236,950,000	—	$—
N/A – As of October 31, 2010, the Fund redeemed all of its outstanding ARPS at liquidation value.

Nuveen Investments	115

Notes to
Financial Statements (continued)

Transactions in MTP Shares were as follows:

	Dividend Advantage (NAD)				Dividend Advantage 3 (NZF)
	Year		Year		Year		Year
	Ended		Ended		Ended		Ended
	10/31/11		10/31/10		10/31/11		10/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	—	$—	14,430,000	$144,300,000	—	$—	—	$—
Series 2016	—	—	—	—	7,000,000	70,000,000	—	—
Total	—	$—	14,430,000	$144,300,000	7,000,000	$70,000,000	—	$—

Transactions in VMTP Shares were as follows:

Performance Plus (NPP)
	Year		Year
	Ended		Ended
	10/31/11		10/31/10
	Shares	Amount	Shares	Amount
VMTP Shares issued:
Series 2014	4,217	$421,700,000	—	$—

	Dividend Advantage (NAD)				Dividend Advantage 3 (NZF)
	Year		Year		Year		Year
	Ended		Ended		Ended		Ended
	10/31/11		10/31/10		10/31/11		10/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VMTP Shares issued:
Series 2014	1,204	$120,400,000	—	$—	1,692	$169,200,000	—	$—

Transactions in VRDP Shares were as follows:

	Municipal Advantage (NMA)				Market Opportunity (NMO)
	Year		Year		Year		Year
	Ended		Ended		Ended		Ended
	10/31/11		10/31/10		10/31/11		10/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	—	$—	2,968	$296,800,000	—	$—	3,509	$350,900,000

During the fiscal year ended October 31, 2010, Dividend Advantage 2 (NXZ) completed a private exchange offer in which all of its 1,960 Series 1 VRDP Shares were exchanged for 1,960 Series 2 VRDP Shares.

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended October 31, 2011, were as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Purchases	$125,871,204		$134,828,212		$153,734,830		$128,568,854		$243,875,221		$250,046,891
Sales and maturities	160,856,247		178,925,746		139,793,839		132,702,951		275,555,510		314,415,649

116	Nuveen Investments

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Performance		Municipal		Market	Dividend		Dividend	Dividend
	Plus		Advantage		Opportunity	Advantage		Advantage 2	Advantage 3
	(NPP	)	(NMA	)	(NMO )	(NAD	)	(NXZ )	(NZF	)
Cost of investments	$1,241,560,172		$885,106,608		$955,318,294	$805,735,734		$585,874,967	$783,495,786
Gross unrealized:
Appreciation	$79,025,537		$41,305,101		$38,689,866	$46,371,204		$29,165,729	$30,153,912
Depreciation	(39,328,366)		(36,761,064)		(52,225,707)	(42,501,529)		(31,367,561)	(28,175,367)
Net unrealized appreciation (depreciation) of investments	$39,697,171		$4,544,037		$(13,535,841)	$3,869,675		$(2,201,832)	$1,978,545

Permanent differences, primarily due to federal taxes paid, taxable market discount, non-deductible offering costs, and distribution character reclassifications, resulted in reclassifications among the Funds’ components of Common share net assets at October 31, 2011, the Funds’ tax year end, as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Paid-in surplus	$(401,701)		$(158,587)		$(116,246)		$(508,259)		$(72,722)		$(276,739)
Undistributed (Over-distribution of) net investment income	115,644		33,150		84,702		180,996		41,005		242,350
Accumulated net realized gain (loss)	286,057		125,437		31,544		327,263		31,717		34,389

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2011, the Funds’ tax year end, were as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Undistributed net tax-exempt income *	$21,299,788		$8,659,106		$8,179,853		$12,307,116		$7,437,168		$12,793,543
Undistributed net ordinary income **	14,771		1,375,267		47,871		273,949		135,183		24,938
Undistributed net long-term capital gains	—		6,010,671		—		1,862,934		5,456,117		1,651,370

*	Undistributed net tax-exempt income (on a tax basis has not been reduced for the dividend declared on October 3, 2011, paid on November 1, 2011.)
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2011 and October 31, 2010, was designated for purposes of the dividends paid deduction as follows:

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
2011	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Distributions from net tax-exempt income ***	$60,810,670		$44,257,385		$46,042,502		$40,333,683		$29,009,098		$42,015,540
Distributions from net ordinary income **	498,412		391,525		—		—		—		—
Distributions from net long-term capital gains ****	5,536,530		3,406,265		—		—		—		639,625

	Performance		Municipal		Market		Dividend		Dividend		Dividend
	Plus		Advantage		Opportunity		Advantage		Advantage 2		Advantage 3
2010	(NPP	)	(NMA	)	(NMO	)	(NAD	)	(NXZ	)	(NZF	)
Distributions from net tax-exempt income	$56,430,144		$43,084,415		$45,084,665		$38,498,093		$28,872,454		$39,033,313
Distributions from net ordinary income **	23,738		63,961		—		—		409,165		830,966
Distributions from net long-term capital gains	863,865		3,011,399		—		—		—		1,901,758

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2011, as Exempt Interest Dividends.
****
The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b) (3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2011.

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Notes to
Financial Statements (continued)

At October 31, 2011, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Performance		Market
	Plus		Opportunity
	(NPP	)	(NMO	)
Expiration:
October 31, 2014	$—		$1,437,187
October 31, 2015	—		1,902,879
October 31, 2016	—		1,398,166
October 31, 2019	310,323		3,031,141
Total	$310,323		$7,769,373

During Funds’ tax year ended October 31, 2011, the following Funds utilized capital loss carryforwards as follows:

	Dividend		Dividend
	Advantage		Advantage 2
	(NAD	)	(NXZ	)
Utilized capital loss carryforwards	$4,042,731		$862,140

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

	Performance Plus (NPP	)
	Municipal Advantage (NMA	)
	Market Opportunity (NMO	)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

	Dividend Advantage (NAD	)
	Dividend Advantage 2 (NXZ	)
	Dividend Advantage 3 (NZF	)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

118	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2011, the complex-level fee rate for these Funds was .1759%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

For the first ten years of Dividend Advantage 2’s (NXZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage 2 (NXZ) for any portion of its fees and expenses beyond March 31, 2011. For the first ten years of Dividend Advantage 3’s (NZF) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
September 30,		September 30,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage 3 (NZF) for any portion of its fees and expenses beyond September 30, 2011.

Nuveen Investments	119

Notes to
Financial Statements (continued)

8. New Accounting Pronouncements
Fair Value Measurements and Disclosures
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

120	Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees or Directors (as the case may be) (each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is generally required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

Nuveen Investments	121

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

The materials and information prepared in connection with the review of the Advisory Agreements at the May Meeting supplemented the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and, since the internal restructuring described in Section A below, the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Funds’ accountant and custodian, in 2010. The Board considers factors and information that are relevant to its consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considered the information provided and knowledge gained at these meetings when performing its review at the May Meeting of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or

122	Nuveen Investments

its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor provides the portfolio investment management services to the Funds. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Funds were transferred to the Sub-Advisor, a newly-organized, wholly-owned subsidiary of the Advisor consisting of largely the same investment personnel. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included continued activities to refinance auction rate preferred securities; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings and share repurchases for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: continuing communications in support of refinancing efforts related to auction rate preferred securities; participating in conferences; communicating continually with closed-end fund analysts covering the Nuveen funds; providing marketing for the closed-end funds; share purchases; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period.

124	Nuveen Investments

In considering the results of the comparisons, the Independent Board Members observed, among other things, that (a) the Nuveen Dividend Advantage Municipal Fund 3 had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods and (b) the Nuveen Performance Plus Municipal Fund, Inc. (the “Performance Plus Fund”), the Nuveen Municipal Advantage Fund, Inc. (the “Municipal Advantage Fund”) and the Nuveen Dividend Advantage Municipal Fund (the “Dividend Advantage Fund”) each had demonstrated satisfactory performance compared to peers, performing in the second or third quartile over various periods. They also noted that the Nuveen Dividend Advantage Municipal Fund 2 lagged its peers somewhat in the shorter one- and three-year periods, but demonstrated more favorable performance in the longer five-year period, and that the Nuveen Municipal Market Opportunity Fund, Inc. (the “Municipal Market Opportunity Fund”) lagged its peers and/or benchmark over various periods. With respect to Nuveen funds that lagged their peers and/or benchmarks over various periods, the Independent Board Members considered the factors affecting performance and any steps taken or proposed to address performance issues, and were satisfied with the process followed.

With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

Except as otherwise noted above, based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.	Fees, Expenses and Profitability
1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group.

The Independent Board Members noted that the Municipal Advantage Fund and the Municipal Market Opportunity Fund had higher net management fees than their peer averages and a slightly higher or higher net expense ratio compared to their peer averages while the Dividend Advantage Fund and the Performance Plus Fund had net management fees slightly higher or higher than their peer averages but a net expense ratio below or in line with their peer averages. In addition, they noted that each of the other Funds had net management fees and net expense ratios below their peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

126	Nuveen Investments

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

128	Nuveen Investments

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with municipal securities transactions typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	129

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■	ROBERT P. BREMNER(2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	241

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	241

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	241

■	DAVID J. KUNDERT(2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	241

■	WILLIAM J. SCHNEIDER(2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	241

130	Nuveen Investments

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Overseen by Board Member
Independent Board Members:
■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	241
■	CAROLE E. STONE(2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	241
■	VIRGINIA L. STRINGER 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	241
■	TERENCE J. TOTH(2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					241

Interested Board Member:
■	JOHN P. AMBOIAN(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	241

Nuveen Investments	131

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					241

■	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	133

■	CEDRIC H. ANTOSIEWICZ 1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	133

■	MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc.and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	241

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	241
■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC; (since 2010) Certified Public Accountant.	241

132	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company,
LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					241

■	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	241

■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	241

■	LARRY W. MARTIN 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997
Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc., Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).
					241

■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					241

Nuveen Investments	133

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:

■	KATHLEEN L. PRUDHOMME 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	241

(1)
For Dividend Advantage (NAD), Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF), the Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Performance Plus (NPP), Municipal Advantage (NMA) and Market Opportunity (NMO), the Board Members serve a one year term to serve until the next annual meeting or until their succes-sors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

134	Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

Nuveen Investments	135

Reinvest Automatically
Easily and Conveniently (continued)

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to partici-pate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

136	Nuveen Investments

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both structural leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any structural leverage.

■
Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets.

Nuveen Investments	137

Glossary of Terms
Used in this Report (continued)

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■
Lipper General and Insured Leveraged Municipal Debt Classification Average: Calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 23 funds; 5-year, 22 funds; and 10-year, 13 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

■
Structural Leverage: Structural Leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund’s capital structure. Structural leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

138	Nuveen Investments

Other Useful Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisers, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

		Auction Rate
	Common Shares	Preferred Shares
Fund	Repurchased	Redeemed
NPP	—	16,796
NMA	—	—
NMO	—	—
NAD	—	4,803
NXZ	—	—
NZF	—	9,478

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	139

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $207 billion of assets as of October 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities,LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-B-1011D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Dividend Advantage Municipal Fund 3

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
October 31, 2011	$18,200	$14,000	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2010	$34,405	$6,250	$0	$850

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
October 31, 2011	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2010	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2011	$0	$0	$0	$0
October 31, 2010	$850	$0	$0	$850

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (“Adviser”) is the registrant’s investment adviser. NFA is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant's investment adviser (also referred to as the "Adviser".)  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
PAUL BRENNAN	Nuveen Dividend Advantage Municipal Fund 3

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul Brennan	Registered Investment Company	23	$ 12.93 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	4	$195 million
*	Assets are as of October 31, 2011. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager‘s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio manager is eligible for an annual cash bonus determined based upon the  portfolio manager‘s performance, experience and market levels of base pay for such position. The maximum potential annual cash bonus is equal to a multiple of base pay.

A portion of the portfolio manager‘s annual cash bonus is based on his or her Fund‘s investment performance, generally measured over the past one- and three-year periods unless the portfolio manager‘s tenure is shorter. Investment performance for the Fund is determined by evaluating the Fund‘s performance relative to its benchmark(s) and/or Lipper industry peer group.

Each portfolio manager whose performance is evaluated in part by comparing the manager‘s performance to a benchmark is measured against a Fund-specific customized subset (limited to bonds in each Fund‘s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond Index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor‘s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of October 31, 2011, the S&P/Investortools Municipal Bond Index was comprised of 57,980 securities with an aggregate current market value of $1,262 billion.

Bonus amounts can also be influenced by factors other than investment performance. These other factors are more subjective and are based on evaluations by each portfolio manager‘s supervisor and reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the portfolio manager‘s effectiveness in communicating investment performance to shareholders and their advisors, his or her contribution to NAM‘s investment process and to the execution of investment strategies consistent with risk guidelines, his or her participation in asset growth, and his or her compliance with NAM‘s policies and procedures.

Investment performance is measured on a pre-tax basis, gross of fees for a Fund‘s results and for its Lipper industry peer group.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received profits interests in the parent company of Nuveen Investments which entitle their holders to participate in the appreciation in the value of Nuveen Investments. In addition, in July 2009, Nuveen Investments created and funded a trust which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain key employees, including certain portfolio managers. Finally, certain key employees of  NAM, including certain portfolio managers, have received profits interests in NAM which entitle their holders to participate in the firm‘s growth over time.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of October 31, 2011, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Paul Brennan	Nuveen Dividend Advantage Municipal Fund 3	$50,001-$100,000	$100,001-$500,000

PORTFOLIO MANAGER BIO:

Paul Brennan, CFA, CPA, manages several Nuveen municipal national and state mutual funds and closed-end bond funds.  Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994.  He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year.   He earned his B.S. in Accountancy and Finance from Wright State University.  He is a CPA, has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Dividend Advantage Municipal Fund 3

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 6, 2012

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 6, 2012